WARBURG PINCUS FUNDS (LOGO)                CREDIT SUISSE ASSET MANAGEMENT (LOGO)
[GRAPHIC OMITTED]                                  [GRAPHIC OMITTED]

                                     ANNUAL
                                     REPORT
                                 AUGUST 31, 1999

                                 WARBURG PINCUS
                           U.S. CORE FIXED INCOME FUND

                                    (BULLET)

                                 WARBURG PINCUS
                                 HIGH YIELD FUND

                                    (BULLET)

                                 WARBURG PINCUS
                               MUNICIPAL BOND FUND

                                    (BULLET)

                                 WARBURG PINCUS
                       STRATEGIC GLOBAL FIXED INCOME FUND

More complete information about the funds, including charges and expenses, is provided in the PROSPECTUS, which must precede or accompany this document and which should be read carefully before investing. You may obtain additional copies by calling 800-WARBURG (800-927-2874) or by writing to Warburg Pincus Funds, P.O. Box 9030, Boston, MA 02205-9030.

Credit Suisse Asset Management Securities, Inc., Distributor, 466 Lexington Avenue,New York, NY 10017. Telephone: 800-888-6878. Warburg Pincus Funds is a division of Credit Suisse Asset Management Securities, LLC.

   FROM TIME TO TIME, THE FUNDS' INVESTMENT ADVISER AND CO-ADMINISTRATORS MAY WAIVE SOME FEES AND/OR REIMBURSE SOME EXPENSES, WITHOUT WHICH PERFORMANCE WOULD BE LOWER. WAIVERS AND/OR REIMBURSEMENTS ARE SUBJECT TO CHANGE.

   RETURNS ARE HISTORICAL AND INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS. RETURNS AND SHARE PRICE WILL FLUCTUATE, AND REDEMPTION VALUE MAY BE MORE OR LESS THAN ORIGINAL COST.

   INTERNATIONAL INVESTING ENTAILS SPECIAL RISK CONSIDERATIONS, INCLUDING CURRENCY FLUCTUATIONS, LOWER LIQUIDITY, ECONOMIC AND POLITICAL RISKS, AND DIFFERENCES IN ACCOUNTING METHODS.

   THE VIEWS OF THE FUNDS' MANAGEMENT ARE AS OF THE DATE OF THE LETTERS AND PORTFOLIO HOLDINGS DESCRIBED IN THIS DOCUMENT ARE AS OF AUGUST 31, 1999; THESE VIEWS AND PORTFOLIO HOLDINGS MAY HAVE CHANGED SUBSEQUENT TO THESE DATES. NOTHING IN THIS DOCUMENT IS A RECOMMENDATION TO PURCHASE OR SELL SECURITIES.

   FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF CREDIT SUISSE ASSET MANAGEMENT, LLC (CSAM) OR ANY AFFILIATE, ARE NOT FDICINSURED AND ARE NOT GUARANTEED BY CSAM OR ANY AFFILIATE. FUND INVESTMENTS ARE SUBJECT TO INVESTMENT RISKS, INCLUDING LOSS OF YOUR INVESTMENT.

WARBURG PINCUS U.S. CORE FIXED INCOME FUND
PORTFOLIO MANAGERS' LETTER -- AUGUST 31, 1999
--------------------------------------------------------------------------------

                                                              September 17, 1999

Dear Shareholders:

   We are writing to report on the results of the Warburg Pincus U.S. Core Fixed Income Fund (the "Fund") for the fiscal year ended August 31, 1999.

   At August 31, 1999, the net asset value ("NAV") of the Fund's institutional shares was $15.01, compared to an NAV of $15.72 on August 31, 1998. As a result, the institutional shares' total return was 2.4% (assuming the reinvestment of dividends and distributions totaling $1.08 per share). By comparison, the Lehman Brothers Aggregate Bond Index (the "Index") returned 0.8% during the same period.

   At August 31, 1999, the NAV of the Fund's common shares was $14.99, compared to an NAV of $15.68 at their inception of investment operations on October 30, 1998. Including the effect of linkage to the institutional shares, the common shares' total return between August 31, 1998 and August 31, 1999 was 2.1% (assuming the reinvestment of dividends and distributions totaling $0.85 per share). By comparison, the Index returned 0.8% during the same period.

   We attribute the Fund's outperformance of the Index benchmark during the fiscal year to our decisions regarding the portfolio's exposure to "spread product" (I.E., debt securities whose market valuation is driven by the difference, known as the "spread," between their yields and those of U.S. Treasury debt).

   As the fiscal year began in September 1998, we continued to be overweighted in spread product relative to the Index. This stance hurt the Fund's performance in the middle of 1998, when an extraordinary confluence of events in global financial markets -- including a sharp decline in the currencies, securities and economies of many developing nations; rapidly deteriorating political and macroeconomic conditions in Russia; and the collapse of a major hedge fund, Long-Term Capital Management -- caused prices of non-Treasury debt to plummet and their yield spreads to dramatically widen.

   We increased our spread product positions into the new fiscal year because we believed that they represented attractive fundamental value and would eventually recover. Our patience was rewarded in the fourth quarter of 1998 and the first quarter of 1999, as yield spreads contracted and spread-based sectors generated healthy gains.

WARBURG PINCUS U.S. CORE FIXED INCOME FUND
PORTFOLIO MANAGERS' LETTER -- AUGUST 31, 1999 (CONT'D)
--------------------------------------------------------------------------------


   The outlook for spread product turned less favorable in the second quarter, however, when we felt that prices had exhausted much of their near-term potential and investors began to focus on the potential for an increase in interest rates. We responded by taking some profits and raising the portfolio's overall credit quality, notably in our exposure to below-investment-grade sectors like high yield and emerging market debt. Our timing proved fortunate, as both sectors subsequently outperformed spread products.

   As developments occur in the fixed income markets or at Credit Suisse Asset Management that we believe would be of interest to you, we will be sure to keep you informed. Meanwhile, if you have questions, please feel free to call upon us at any time.


Sincerely yours,

Credit Suisse Asset Management Fixed Income Management Team

Gregg M. Diliberto, Managing Director
Mark K. Silverstein, Managing Director
Jo Ann Corkran, Director
Jose A. Rodriguez, Director

WARBURG PINCUS U.S. CORE FIXED INCOME FUND
PORTFOLIO MANAGERS' LETTER -- AUGUST 31, 1999 (CONT'D)
--------------------------------------------------------------------------------

           COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE
        WARBURG PINCUS U.S. CORE FIXEDINCOME INSTITUTIONAL SHARES AND THE
             LEHMAN BROTHERS AGGREGATE BOND INDEX 1 FROM INCEPTION
                 (3/31/94) AND AT EACH QUARTER END. (UNAUDITED)

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                     Warburg Pincus                 Lehman Brothers
                     U.S. Core Fixed Income         Aggregate Bond
                     Fund                           Index 1
04/01/94                    $10,000                        $10,000
05/31/94                    $ 9,913                        $ 9,999
08/31/94                    $10,017                        $10,188
11/30/94                    $ 9,812                        $10,007
02/28/95                    $10,204                        $10,520
05/31/95                    $10,864                        $11,148
08/31/95                    $11,078                        $11,342
11/30/95                    $11,475                        $11,775
02/29/96                    $11,590                        $11,809
05/31/96                    $11,464                        $11,638
08/31/96                    $11,658                        $11,806
11/30/96                    $12,328                        $12,488
02/28/97                    $12,420                        $12,442
05/31/97                    $12,567                        $12,607
08/31/97                    $13,001                        $12,991
11/30/97                    $13,327                        $13,437
02/28/98                    $13,670                        $13,735
05/31/98                    $13,898                        $13,985
08/31/98                    $14,011                        $14,364
11/30/98                    $14,381                        $14,706
02/28/99                    $14,352                        $14,594
05/31/99                    $14,489                        $14,591
08/31/09                    $14,343                        $14,476

Average Annual Total Returns for the periods ended 8/31/99
(Institutional Shares) (Unaudited)

1 YEAR
 2.37%

3 YEARS
 7.15%

5 YEARS
 7.44%

SINCE INCEPTION
   (3/31/94)
     6.88%


Note:Past performance is not predictive of future performance. Investment return and principle value of an investment will fluctuate so that an investor's shares upon redemption may be worth more or less than their original cost.





1 The Lehman Brothers Aggregate Bond Index is composed of the Lehman Government/Corporate Index and the Mortgage-Backed Securities Index and includes treasury issues, agency issues, corporate bond issues, and mortgage-backed securities. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indexes are rebalanced monthly by market capitalization.

WARBURG PINCUS HIGH YIELD FUND
PORTFOLIO MANAGERS' LETTER -- AUGUST 31, 1999
--------------------------------------------------------------------------------

                                                              September 17, 1999

Dear Shareholders:

   We are writing to report on the results of the Warburg Pincus High Yield Fund (the "Fund") for the fiscal year ended August 31, 1999.

   At August 31, 1999, the net asset value ("NAV") of the Fund's institutional shares was $15.32, compared to an NAV of $16.60 on August 31, 1998. As a result, the institutional shares' total return was 0.7% (assuming the reinvestment of dividends totaling $1.37 per share). By comparison, the Credit Suisse First Boston Global High Yield Index (the "Index") returned 4.7% during the same period.

   At August 31, 1999, the NAV of the Fund's common shares was $15.38, compared to an NAV of $16.62 on August 31, 1998. As a result, the common shares' total return was 0.4% (assuming the reinvestment of dividends totaling $1.29 per share). By comparison, the Index returned 4.7% during the same period.

   The Fund performed fairly well during most of the fiscal year, however, returns in the months of September, October and November 1998 were low. An extraordinary confluence of events during this time period in global financial markets -- including a relatively sharp decline in the currencies, securities and economies of many developing nations; rapidly deteriorating political and macroeconomic conditions in Russia; and the collapse of a major hedge fund, Long-Term Capital Management -- caused great instability in fixed income sectors generally.

   The Fund's relative returns in these months were sufficiently low to cause it to underperform the Index. We attribute this underperformance to the following factors:

   (BULLET) Our substantial overweighting in telecommunications left the portfolio more highly exposed than the benchmark to deferred-interest instruments such as zero-coupon bonds whose returns generally were lower than those of traditional cash-pay instruments. These lower returns reflected investors' preference at the time for higher-quality issues within the overall high yield universe.
   (BULLET) We underweighted utilities, which performed well during the period. (BULLET) A majority of our holdings in the transportation sector were with shipping companies, which were hurt by a combination of falling oil prices and declining Asian demand for oil.

WARBURG PINCUS HIGH YIELD FUND
PORTFOLIO MANAGERS' LETTER -- AUGUST 31, 1999 (CONT'D)
--------------------------------------------------------------------------------


   Bright spots for the Fund  included our  overweightings  in  cable/media  and gaming, both of which performed much better than the benchmark; and underweightings in finance and energy, which were among the worst-performing sectors in the entire high yield market.

   As developments occur that we believe would be of interest to you, we will be sure to keep you informed. Meanwhile, if you have questions, please feel free to call upon us at anytime.


Sincerely yours,

Credit Suisse Asset Management High Yield Management Team

Richard J. Lindquist, Managing Director
Misia K. Dudley, Director
Marianne Rossi, Director
John M. Tobin, Director
Mary Ann Thomas, Director


HIGH YIELD BONDS ARE LOWER-QUALITY BONDS THAT ARE ALSO KNOWN AS "JUNK" BONDS. SUCH BONDS ENTAIL GREATER RISKS THAN THOSE FOUND IN HIGHER-RATED SECURITIES. INTERNATIONAL INVESTING ENTAILS SPECIAL RISK CONSIDERATIONS, INCLUDING CURRENCY FLUCTUATIONS, LOWER LIQUIDITY, ECONOMIC AND POLITICAL RISKS AND DIFFERENCES IN ACCOUNTING METHODS.

WARBURG PINCUS HIGH YIELD FUND
PORTFOLIO MANAGERS' LETTER -- AUGUST 31, 1999 (CONT'D)
--------------------------------------------------------------------------------


 COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE WARBURG PINCUS HIGH
   YIELD INSTITUTIONAL SHARES AND THE CS FIRST BOSTON HIGH YIELD INDEX1 FROM
            INCEPTION (3/1/93) AND AT EACH QUARTER END. (UNAUDITED)

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                    Warburg Pincus
                    High Yield Fund               CS First Boston
                    Institutional Shares          High Yield Index 1
03/01/93                   $10,000                       $10,000
05/31/93                   $10,613                       $10,419
08/31/93                   $11,293                       $10,809
11/30/93                   $11,880                       $11,209
02/28/94                   $12,137                       $11,570
05/31/94                   $11,491                       $11,143
08/31/94                   $11,547                       $11,201
11/30/94                   $11,456                       $11,123
02/28/95                   $10,968                       $11,638
05/31/95                   $12,018                       $12,370
08/31/95                   $12,446                       $12,680
11/30/95                   $12,758                       $13,029
02/29/96                   $13,672                       $13,516
05/31/96                   $13,997                       $13,662
08/31/96                   $13,991                       $13,965
11/30/96                   $14,579                       $14,547
02/28/97                   $15,199                       $15,219
05/31/97                   $15,359                       $15,488
08/31/97                   $16,114                       $16,119
11/30/97                   $16,662                       $16,553
02/28/98                   $17,523                       $17,120
05/31/98                   $17,854                       $17,387
08/31/98                   $16,997                       $16,354
11/30/98                   $16,672                       $16,840
02/28/99                   $16,867                       $16,924
05/31/99                   $17,289                       $17,268
08/31/99                   $17,110                       $17,131

Average Annual Total Returns for the periods ended 8/31/99
(Institutional Shares) (Unaudited)

1 YEAR
 0.67%

3 YEARS
 6.94%

5 YEARS
 8.18%

SINCE INCEPTION
   (3/1/93)
    8.59%


    COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE WARBURG PINCUS HIGH YIELD COMMON SHARES AND THE CS FIRST BOSTON HIGH YIELD INDEX 1 FROM
            INCEPTION (11/1/96) AND AT EACH QUARTER END. (UNAUDITED)



                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                   Warburg Pincus
                   High Yield Fund           CS First Boston
                   Common Shares             High Yield Index 1
11/01/96                 $10,000                     $10,000
11/30/96                 $10,105                     $10,156
02/28/97                 $10,528                     $10,625
05/31/97                 $10,632                     $10,813
08/31/97                 $11,149                     $11,253
11/30/97                 $11,508                     $11,556
02/28/98                 $12,098                     $11,952
05/31/98                 $12,317                     $12,138
08/31/98                 $11,737                     $11,417
11/30/98                 $11,507                     $11,756
02/28/99                 $11,637                     $11,815
05/31/99                 $11,919                     $12,055
08/31/99                 $11,782                     $11,960

Average Annual Total Returns for the periods ended 8/31/99
(Common Shares)(Unaudited)

    1 YEAR
     0.39%

SINCE INCEPTION
  (11/1/96)
    5.96%

Note:Past performance is not predictive of future performance. Investment return and principle value of an investment will fluctuate so that an investor's shares upon redemption may be worth more or less than their original cost.

1 The Credit Suisse First Boston High Yield Index is an unmanaged index (with no defined investment objective) of high yield bonds and is compiled by Credit Suisse First Boston, an affiliate of the fund's adviser.

WARBURG PINCUS MUNICIPAL BOND FUND
PORTFOLIO MANAGERS' LETTER -- AUGUST 31, 1999
--------------------------------------------------------------------------------

                                                              September 17, 1999

Dear Shareholders:

   We are writing to report on the results of the Warburg Pincus Municipal Bond Fund (the "Fund") for the fiscal year ended August 31, 1999.

   At August 31, 1999, the net asset value ("NAV") of the Fund's institutional shares was $14.30, compared to an NAV of $15.12 on August 31, 1998. As a result, the institutional shares' total return was 0.4% (assuming the reinvestment of dividends and distributions totaling $0.89 per share). By comparison, the Lehman Brothers Municipal Bond Index (the "Index") returned 0.5% in the same period.

   At August 31, 1999, the NAV of the Fund's common shares was $14.29, compared to an NAV of $15.14 at their inception of investment operations on October 30, 1998. Including the effect of linkage to the institutional shares, the common shares' total return between August 31, 1998 and August 31, 1999 was 0.1% (assuming the reinvestment of dividends and distributions totaling $0.73 per share). By comparison, the Index returned 0.5% in the same period.

   The Fund performed in line with its Index benchmark during the fiscal year. More importantly, however, was the Fund substantially outperformed the average general municipal fund which, as calculated by Lipper Inc., declined by 1.6%. We believe that the following factors contributed the most to this outperformance:

   (BULLET) We maintained a modest level of exposure to taxable instruments, primarily corporate bonds and mortgage-backed securities. This exposure helped the Fund's overall return because taxables in general outperformed the broad market for investment-grade debt instruments, and because of effective security selection within our taxable exposure.
   (BULLET) We continued to emphasize higher-quality municipal paper, which remained especially popular among muni buyers and which generally weathered market downturns better than lower-quality munis. Our allocation to non-callable muni securities typically was double that of the Index benchmark.

WARBURG PINCUS MUNICIPAL BOND FUND
PORTFOLIO MANAGERS'LETTER -- AUGUST 31, 1999 (CONT'D)
--------------------------------------------------------------------------------


   As developments occur in the fixed income markets or at Credit Suisse Asset Management that we believe would be of interest to you, we will be sure to keep you informed. Meanwhile, if you have questions, please feel free to call upon us at any time.


Sincerely yours,

Credit Suisse Asset Management Fixed Income Management Team

Gregg M. Diliberto, Managing Director
Mark K. Silverstein, Managing Director
Jo Ann Corkran, Director
Jose A. Rodriguez, Director

A PORTION OF INCOME MAY BE SUBJECT TO STATE AND CITY TAXES OF FEDERAL ALTERNATIVE MINIMUM TAX.

WARBURG PINCUS MUNICIPAL BOND FUND
PORTFOLIO MANAGERS' LETTER -- AUGUST 31, 1999 (CONT'D)
--------------------------------------------------------------------------------


           COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE
   WARBURG PINCUS MUNICIPAL BOND INSTITUTIONAL SHARES AND THE LEHMAN BROTHERS
                MUNICIPAL BOND INDEX 1 FROM INCEPTION (6/20/94),
           PERIOD ENDED (7/31/94) AND AT EACH QUARTER END. (UNAUDITED)



                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

               Warburg Pincus               Lehman Brothers
               Municipal Bond Fund          Municipal Bond Index 1
06/20/94                 $10,000                       $10,000
07/31/94                 $10,040                       $10,038
08/31/94                 $10,040                       $10,073
11/30/94                  $9,647                        $9,571
02/28/95                 $10,350                       $10,354
05/31/95                 $10,846                       $10,820
08/31/95                 $10,886                       $10,965
11/30/95                 $11,193                       $11,079
02/29/96                 $11,216                       $11,498
05/31/96                 $10,937                       $11,314
08/31/96                 $11,134                       $11,539
11/30/96                 $11,643                       $12,049
02/28/97                 $11,731                       $12,132
05/31/97                 $11,835                       $12,252
08/31/97                 $12,218                       $12,606
11/30/97                 $12,508                       $12,914
02/28/98                 $12,812                       $13,242
05/31/98                 $12,971                       $13,402
08/31/98                 $13,149                       $13,697
11/30/98                 $13,370                       $13,916
02/28/99                 $13,446                       $14,055
05/31/99                 $13,483                       $14,028
08/31/99                 $13,195                       $13,765

Average Annual Total Returns for the periods ended 8/31/99
(Institutional Shares) (Unaudited)

1 YEAR
 0.36%

3 YEARS
 5.83%

5 YEARS
 5.62%

SINCE INCEPTION
   (6/20/94)
     5.47%

Note:Past performance is not predictive of future performance. Investment return and principle value of an investment will fluctuate so that an investor's shares upon redemption may be worth more or less than their original cost.





1 The Lehman Brothers Municipal Bond 10 Year Index is computed twice a month from prices on approximately 1,100 bonds. The index is composed of approximately 60% revenue bonds and 40% state government obligations. The issues in the index have a maturity of 8-12 years and the prices are supplied by Kenny Information Systems, Inc.
                                                             9

WARBURG PINCUS STRATEGIC GLOBAL FIXED INCOME FUND
PORTFOLIO MANAGERS' LETTER -- AUGUST 31, 1999
--------------------------------------------------------------------------------

                                                              September 16, 1999

Dear Shareholders:

   We are writing to report on the results of the Warburg Pincus Strategic Global Fixed Income Fund (the "Fund") for the fiscal year ended August 31, 1999.

   At August 31, 1999, the net asset value ("NAV") of the Fund's institutional shares was $14.97, compared to an NAV of $15.10 on August 31, 1998. As a result, the institutional shares' total return was 2.8% (assuming the reinvestment of dividends and distributions totaling $0.57 per share). By comparison, the unhedged J.P. Morgan Global Government Bond Index ("GBI") returned 3.0% during the same period.

   At August 31, 1999, the NAV of the Fund's common shares was $14.91, compared to an NAV of $16.10 at their inception of investment operations on October 30, 1998. Including the effect of linkage to the institutional shares, the common shares' total return between August 31, 1998 and August 31, 1999 was 2.3% (assuming the reinvestment of dividends and distributions totaling $0.56 per share). By comparison, the GBI returned 3.0% during the same period.

   The Fund's performance during the fiscal year was essentially a story of offsetting returns in the first and second halves of the year.

   In the first half, the Fund outperformed GBI as a result of our positions in "spread product" -- debt securities whose market valuation is greatly driven by the difference, known as the "spread," between their yields and those of U.S. Treasury debt -- and our positions in Japan.

   Prices of spread product had plummeted in the third quarter of 1998, as spreads dramatically widened in response to anxiety about Russia and severe problems at Long-Term Capital Management, a major hedge fund with significant debt exposure. These same prices strongly rebounded in the final months of 1998 and into early 1999, however, helping the Fund to outperform the GBI during this time period. This resurgence was particularly true in U.S. and emerging market securities, in which spreads sharply contracted.

   Our longstanding underweighting in Japan paid off especially well in December, when Japanese bond yields nearly tripled. We also chose to remain neutral in our exposure to the yen, which prevented the Fund from losing ground relative to GBI when the yen strengthened.

WARBURG PINCUS STRATEGIC GLOBAL FIXED INCOME FUND
PORTFOLIO MANAGERS' LETTER -- AUGUST 31, 1999 (CONT'D)
--------------------------------------------------------------------------------


   Unfavorable conditions in the fiscal year's second half served to offset the gains we had accumulated in the first half, including:

   (BULLET) Widening spreads in much of 1999's spring and summer in anticipation of higher U.S. interest rates, which hurt our spread product holdings;
   (BULLET) Our underweighted positions in Japan which negated a number of successful steps we took with regard to regional allocations and duration; and one of the strongest developed-nation bond markets of the period in local-currency terms;
   (BULLET) Our overweighting of the Euro versus the U.S. dollar at a time when the dollar strengthened versus the Euro; as well as our modest underweighting of the yen, which experienced a vigorous rally along with Japanese bonds.

   As developments occur in the global fixed income markets or at Credit Suisse Asset Management that we believe would be of interest to you, we will be sure to keep you informed. Meanwhile, if you have questions, please feel free to call upon us at any time.

Sincerely yours,

Credit Suisse Asset Management Global Fixed Income Management Team

Gregg M. Diliberto, Managing Director
Dilip K. Rasgotra, Managing Director
Mark K. Silverstein, Managing Director
Jo Ann Corkran, Director

INTERNATIONAL INVESTING ENTAILS SPECIAL RISK CONSIDERATIONS, INCLUDING CURRENCY FLUCTUATIONS, LOWER LIQUIDITY, ECONOMIC AND POLITICAL RISKS, AND DIFFERENCES IN ACCOUNTING METHODS.

WARBURG PINCUS STRATEGIC GLOBAL FIXED INCOME FUND
PORTFOLIO MANAGERS' LETTER -- AUGUST 31, 1999 (CONT'D)
--------------------------------------------------------------------------------

    COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE WARBURG PINCUS STRATEGIC GLOBAL FIXED INCOME INSTITUTIONAL SHARES AND THE JPMORGAN GLOBAL
    GOVERNMENT BOND INDEX (UNHEDGED)1 FROM INCEPTION (6/27/94), PERIOD ENDED
                 (7/31/94), AND AT EACH QUARTER END. (UNAUDITED)



                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                         Warburg Pincus                   JP Morgan
                  Strategic Global Fixed Income    Global Govt. Bond Index
                              Fund                      (Unhedged) 1
06/28/94                    $10,000                        $10,000
07/31/94                    $10,027                        $10,115
08/31/94                    $10,001                        $10,089
11/30/94                    $10,044                        $10,161
02/28/95                    $10,272                        $10,659
05/31/95                    $11,156                        $11,696
08/31/95                    $11,072                        $11,496
11/30/95                    $11,574                        $12,003
02/29/96                    $11,668                        $11,957
05/31/96                    $11,832                        $11,907
08/31/96                    $12,140                        $12,283
11/30/96                    $12,816                        $12,776
02/28/97                    $12,531                        $12,284
05/31/97                    $12,672                        $12,408
08/31/97                    $12,684                        $12,487
11/30/97                    $13,006                        $12,878
02/28/98                    $13,171                        $13,089
05/31/98                    $13,232                        $13,247
08/31/98                    $13,215                        $13,689
11/30/98                    $14,090                        $14,560
02/28/99                    $13,803                        $14,220
05/31/99                    $13,645                        $14,001
08/31/99                    $13,582                        $14,105

Average Annual Total Returns for the periods ended 8/31/99
(Institutional Shares) (Unaudited)

1 YEAR
 2.78%

3 YEARS
 2.81%

5 YEARS
 6.31%

SINCE INCEPTION
  (6/27/94)
    6.08%

Note:Past performance is not predictive of future performance. Investment return and principle value of an investment will fluctuate so that an investor's shares upon redemption may be worth more or less than their original cost.



1 The JP Morgan Global Government Bond Index Unhedged (including U.S. $) is market-capitalization index consisting of the government bond markets of the following countries: Australia, Belgium, Canada, Denmark, France, Germany, Italy, Japan, Netherlands, Spain, Sweden, the U.K. and the U.S. All issues have a remaining maturity of at least one year and the index is rebalanced monthly.

WARBURG PINCUS U.S. CORE FIXED INCOME FUND
SCHEDULE OF INVESTMENTS
August 31, 1999
--------------------------------------------------------------------------------


                                                           PAR
                                                          (000)      VALUE
                                                          ------   ----------

CORPORATE BONDS (40.1%)
AEROSPACE/DEFENSE EQUIPMENT (0.1%)
    Boeing Co. Debentures
      7.500% 08/15/42                                     $  150   $  145,312
    Sequa Corp.
      Senior Notes
      9.000% 08/01/09                                        290      285,650
                                                                   ----------
                                                                      430,962
                                                                   ----------
AUTOMOTIVE (0.3%)
    Delco Remy International, Inc.
      Gtd. Sr. Sub Notes
      10.625% 08/01/06                                       210      219,712
    Hayes Lemmerz International, Inc.
      144A Sr. Sub. Notes
      8.250% 12/15/08                                        285      266,475
    Hayes Wheels International, Inc.
      Gtd. Notes
      11.000% 07/15/06                                        55       59,125
    Lear Corp.
      7.960% 05/15/05                                        540      531,900
    Oxford Automotive, Inc.
      Sr. Sub. Notes
      10.125% 06/15/07                                        75       74,250
                                                                   ----------
                                                                    1,151,462
                                                                   ----------
BANKING (7.1%)
    Bangko Sentral Pilipinas
      Yankee Bonds
      8.600% 06/15/27                                      1,655    1,278,487
    Bay View Capital Corp.
      Sub. Notes
      9.125% 08/15/07                                      1,060      980,500
    Chase Manhattan Bank Corp.
      Sub. Notes
      6.500% 08/01/05                                        240      233,700
    Chase Manhattan Bank Corp. Sub. Notes (A1, A)
      6.750% 09/15/06                                        630      607,162
    Chase Manhattan Bank Corp. Sub. Notes (A1, A)
      7.250% 06/01/07                                        490      489,387
    Chase Manhattan Bank Corp. Sub. Notes (A1, A)
      6.375% 04/01/08                                        360      339,300
    Citicorp Sub. Notes, Series F
      6.375% 11/15/08                                      1,550    1,447,312
    Credit Lyonnais
      Perpetual Sub. Variable Rate Notes, Rule 144A
      6.437%(DAGGER)/(DAGGER)(DAGGER)(DAGGER)              2,830    2,596,525

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS U.S. CORE FIXED INCOME FUND
SCHEDULE OF INVESTMENTS (CONT'D)
August 31, 1999
--------------------------------------------------------------------------------


                                                           PAR
                                                          (000)      VALUE
                                                         -------  -----------

CORPORATE BONDS (CONT'D)
BANKING (cont'd)
    Deutsche Bank Financial
      144A Pfd.
      7.872%(DAGGER)/(DAGGER)(DAGGER)(DAGGER)            $ 1,600  $ 1,503,064
    Dresdner Bank
      8.151% 06/30/31                                        640      587,200
    First Republic Bank
      Sub. Notes
      7.750% 09/15/12                                      2,080    1,908,400
    ForeningsSparbanken AB
      Perpetual Sr. Sub. FRN
      5.926%(DAGGER)/(DAGGER)(DAGGER)(DAGGER)                980      964,271
    Fuji Finance (Cayman), Ltd.
      Medium Term Notes
      7.300%(DAGGER)/(DAGGER)(DAGGER)(DAGGER)                850      739,500
      Perpetual Sub. Notes
      6.573%(DAGGER)/(DAGGER)(DAGGER)(DAGGER)                540      467,100
    Fuji JGB Investment L.L.C.,
      Noncumulative Preferred Securities, Series A
      9.870%(DAGGER)/(DAGGER)(DAGGER)(DAGGER)              1,620    1,595,700
    Okobank Perpetual Medium
      Term FRN
      5.598%(DAGGER)/(DAGGER)(DAGGER)(DAGGER)              2,000    1,910,000
    Santander Financial Issuances
      Perpetual
      6.087%(DAGGER)/(DAGGER)(DAGGER)(DAGGER)                750      680,625
    Sanwa Bank Ltd Global
      Sub Notes
      8.350% 07/15/09                                      1,780    1,782,225
    Skandinaviska Enskilda Banken
      Perpetual Sub. FRN
      6.625%(DAGGER)/(DAGGER)(DAGGER)(DAGGER)              2,280    2,234,400
      144A Perpetual Sub. FRN
      6.500%(DAGGER)(DAGGER)(DAGGER)                       1,200    1,119,769
    Sumitomo Bank Int'l. Finance
      8.500% 06/15/09                                      1,500    1,518,750
                                                                   ----------
                                                                   24,983,377
                                                                   ----------
BROADCASTING (1.1%)
    Chancellor Media Corp.
      144A Sr. Sub. Notes
      8.000% 11/01/08                                        225      216,000

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS U.S. CORE FIXED INCOME FUND
SCHEDULE OF INVESTMENTS (CONT'D)
August 31, 1999
--------------------------------------------------------------------------------


                                                          PAR
                                                         (000)      VALUE
                                                        -------  -----------

CORPORATE BONDS (CONT'D)
BROADCASTING (cont'd)
    Fox/Liberty Networks L.L.C.,
      Registered Sr. Notes
      8.875% 08/15/07                                   $ 1,390  $ 1,410,850
    Granite Broadcasting Corp.
      144A Sr. Sub. Notes
      8.875% 05/15/08                                       190      182,400
    HMV Media Group plc
      Senior Subordinated Yankee Notes, Series B
      10.250% 05/15/08                                      115      112,700
    TV Guide, Inc.
      8.125% 03/01/09                                       380      357,200
    Turner Broadcasting Systems, Inc.
      Sr. Notes
      7.400% 02/01/04                                     1,450    1,468,125
                                                                  ----------
                                                                   3,747,275
                                                                  ----------
BUILDING MATERIALS (0.1%)
    Jackson Products, Inc. Notes
      9.500% 04/15/05                                       345      317,400
                                                                  ----------
CABLE (1.5%)
    Belo (A.H.) Corp.
      Sr. Notes
      6.875% 06/15/02                                     2,635    2,615,237
    Classic Cable
      Sr. Sub. Notes
      9.875% 08/01/08                                       150      151,500
    CSC Holdings Inc.
      Sr. Notes
      7.875% 12/15/07                                     1,080    1,047,600
    CSC Holdings Inc., Sr. Notes (Ba2, BB+)
      7.250% 07/15/08                                       320      296,800
    Diamond Cable Communications
      plc, Yankee Sr. Discount Notes
      10.750% 02/15/07(DAGGER)(DAGGER)                      815      623,475
    James Cable Partners L.P.
      Sr. Notes, Series B
      10.750% 08/15/04                                      245      248,062
    Videotron Holdings plc
      Yankee Sr. Discount Notes
      11.000% 08/15/05(DAGGER)(DAGGER)                       95       94,219
                                                                  ----------
                                                                   5,076,893
                                                                  ----------

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS U.S. CORE FIXED INCOME FUND
SCHEDULE OF INVESTMENTS (CONT'D)
August 31, 1999
--------------------------------------------------------------------------------

                                                           PAR
                                                          (000)      VALUE
                                                          ------   ---------

CORPORATE BONDS (CONT'D)
CHEMICALS (0.1%)
  Lyondell Chemical, Inc.
    Senior Secured Notes,
    Series A
      9.625% 05/01/07                                     $  110   $  111,650
    Series B
      9.875% 05/01/07                                        115      115,862
                                                                   ----------
                                                                      227,512
                                                                   ----------
COMPUTERS, SOFTWARE & SERVICES (0.5%)
    PSINET, Inc.
      144A Sr. Notes
      11.500% 11/01/08                                       220      223,300
    Seagate Technology, Inc.
      Sr. Debentures
      7.450% 03/01/37                                      1,710    1,541,137
                                                                   ----------
                                                                    1,764,437
                                                                   ----------
CONSULTING SERVICES (1.4%)
    Comdisco Inc Mtn
      7.250% 09/01/02                                      3,050    3,030,937
    Comdisco, Inc Ser H Mtn
      7.230% 08/16/01                                      1,850    1,850,000
                                                                   ----------
                                                                    4,880,937
                                                                   ----------
ENERGY (2.3%)
    Crown Central Petroleum
      Sr. Notes
      10.875% 02/01/05                                       150      132,000
    Dresser Industries, Inc.
      Debentures
      7.600% 08/15/49                                      1,820    1,794,975
    Korea Electric Power
      Global Unsubordinated Notes
      6.375% 12/01/03                                         60       56,100
      Yankee Debentures
      7.000% 02/01/27                                      1,575    1,433,250
      Yankee Notes
      7.000% 10/01/02                                      1,735    1,685,119
    Valero Energy Corp.
      144A Putable Asset Trusts
      6.750% 12/15/02                                      2,945    2,864,012
                                                                   ----------
                                                                    7,965,456
                                                                   ----------

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS U.S. CORE FIXED INCOME FUND
SCHEDULE OF INVESTMENTS (CONT'D)
August 31, 1999
--------------------------------------------------------------------------------


                                                           PAR
                                                          (000)      VALUE
                                                          ------   ----------


CORPORATE BONDS (CONT'D)
ENTERTAINMENT (1.6%)
    Regal Cinemas, Inc.
      Sr. Sub. Notes
      9.500% 06/01/08                                     $  300   $  213,000
    Time Warner, Inc.
      Debentures
      8.050% 01/15/16                                      1,935    1,976,119
    Time Warner, Inc. Debentures (Baa3, BBB)
      6.850% 01/15/26                                      3,560    3,555,550
                                                                   ----------
                                                                    5,744,669
                                                                   ----------
FINANCIAL SERVICES (6.4%)
    American General Institutional Capital Trust Co.
      144A Gtd. Notes,
      Series B
      8.125% 03/15/46                                      2,605    2,634,306
    AT&T Capital Corp.
      Medium Term Note, Series 4
      6.470% 12/03/99                                        960      961,098
    AT&T Capital Corp. Medium Term Note,
      Series 4 (Baa3, BBB)
      6.480% 12/03/99                                      2,805    2,808,277
    Ford Motor Credit Corp.
      5.800% 01/12/09                                      2,750    2,475,000
    Ford Motor Credit Corp. (A1, A)
      6.700% 07/16/04                                        350      345,187
    Industrial Credit & Investment Corp.
      144A Yankee Medium Term Notes
      7.550% 08/15/07                                         40       36,500
    L'Auxiliare du Credit Foncier de France
      Gtd. Notes
      5.000% 09/25/02(DAGGER)                              2,235    2,167,950
      Gtd. Notes
      5.000% 10/22/02(DAGGER)                                155      151,109
    Lehman Brothers Holdings, Inc.
      Global Notes
      6.625% 04/01/04                                      1,310    1,270,700
      Notes
      7.000% 05/15/03                                        550      545,875
    Long Island Savings Bank, Inc.
      Notes
      7.000% 06/13/02                                      1,670    1,661,650
    MBNA Master Credit Card Trust
      Series 1997-I, Class A
      6.550% 01/15/07                                      2,200    2,173,552
      Series 1999-G, Class A
      6.350% 12/15/06                                      1,800    1,767,366

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS U.S. CORE FIXED INCOME FUND
SCHEDULE OF INVESTMENTS (CONT'D)
August 31, 1999
--------------------------------------------------------------------------------


                                                         PAR
                                                        (000)      VALUE
                                                       -------  -----------

CORPORATE BONDS (CONT'D)
FINANCIAL SERVICES (cont'd)
    Merrill Lynch & Co.
      Notes
      6.875% 11/15/18                                  $ 1,220  $ 1,116,300
    Prudential Insurance Co. of America
      144A Capital Notes
      6.875% 04/15/03                                    1,600    1,590,000
      144A Sr. Notes
      6.375% 07/23/06                                      800      755,000
                                                                -----------
                                                                 22,459,870
                                                                -----------
FOOD & BEVERAGE (0.6%)
    AmeriServ Food Distribution, Inc.
      Gtd. Sr. Notes
      8.875% 10/15/06                                      150      129,000
    Archibald Candy Corp.
      144A Gtd. Sr. Secured Notes
      10.250% 07/01/04                                     400      398,000
    Kroger Co.
      7.250% 06/01/09                                    1,500    1,462,500
    Pantry, Inc.
      Sr. Sub. Notes
      10.250% 10/15/07                                     100       99,500
    Premier Intl Foods
      PLC
      12.000% 09/01/09                                     130      131,300
                                                                -----------
                                                                  2,220,300
                                                                -----------
HEALTH CARE (0.2%)
    Columbia/HCA Healthcare Corp.
      Debentures
      8.360% 04/15/24                                      840      751,800
                                                                -----------
INDUSTRIAL GOODS & MATERIALS (0.4%)
    Motors & Gears Inc.
      Sr. Notes, Series D
      10.750% 11/15/06                                     335      330,812
    Tyco Intl Group
      6.125% 01/15/09                                    1,250    1,139,063
                                                                -----------
                                                                  1,469,875
                                                                -----------
PACKAGING/CONTAINERS (0.8%)
    Crown Cork & Seal
      Sr Notes
      7.125% 09/01/02                                    2,950    2,931,562

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS U.S. CORE FIXED INCOME FUND
SCHEDULE OF INVESTMENTS (CONT'D)
August 31, 1999
--------------------------------------------------------------------------------


                                                        PAR
                                                       (000)      VALUE
                                                      -------   ----------

CORPORATE BONDS (CONT'D)
PACKAGING/CONTAINERS (cont'd)
    Crown Packaging Enterprises, Ltd.
      Yankee Sr. Secured Discount Notes
      14.000% 08/01/06(DAGGER)(DAGGER)                $   550   $    8,250
                                                                ----------
                                                                 2,939,812
                                                                ----------
PAPER & FOREST PRODUCTS (0.3%)
    Fort James Corp.
      Notes
      6.234% 03/15/01                                     350      348,688
    P.T. Indah Kiat Pulp & Paper Corp.
      Sr. Secured Notes
      8.875% 11/01/00                                     290      255,809
    P.T. Indah Kiat Pulp & Paper Corp. Sr.
      Secured Notes (CAA1, CCC+)
      10.000% 07/01/07                                    425      263,500
    Repap New Brunswick
      Sr. Yankee Notes
      10.625% 04/15/05                                     35       30,450
                                                                ----------
                                                                   898,447
                                                                ----------
REAL ESTATE (0.4%) EOP Operating L.P.
      Mandatory Par Put Remarketed Securities
      6.376% 02/15/02                                   1,295    1,267,481
    HMH Properties, Inc.
      Sr. Notes
      8.450% 12/01/08                                     255      239,063
                                                                ----------
                                                                 1,506,544
                                                                ----------
RESTAURANTS, HOTELS & CASINOS (0.1%)
    Circus Circus Enterprise
      Sr. Sub. Notes
      9.250% 12/01/05                                     210      211,575
    Hollywood Park Operating
      Sr. Sub. Notes
      9.500% 08/01/07                                      50       49,375
    Horseshoe Gaming Holdings
      144A Sr. Sub. Notes
      8.625% 05/15/09                                     235      227,363
                                                                ----------
                                                                   488,313
                                                                ----------

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS U.S. CORE FIXED INCOME FUND
SCHEDULE OF INVESTMENTS (CONT'D)
August 31, 1999
--------------------------------------------------------------------------------


                                                          PAR
                                                         (000)      VALUE
                                                         ------   ----------

CORPORATE BONDS (CONT'D)
RETAIL TRADE  (1.7%)
    K Mart Corp.
      Notes
      7.950% 02/01/23                                    $  430   $  399,363
      Pass Through Certificates,
      Series 1995 Class K3
      8.540% 01/02/15                                     1,656    1,713,658
    Pathmark Stores
      Sr. Sub Notes
      9.625% 05/01/03                                       150      152,813
    Wal Mart Notes
      6.875% 08/10/09                                     3,600    3,582,000
                                                                  ----------
                                                                   5,847,834
                                                                  ----------
STEEL  (0.2%)
    AK Steel Corp.
      144A Sr. Notes
      7.875% 02/15/09                                       300      288,000
    Gulf States Steel, Inc.
      First Mortgage Notes
      13.500% 04/15/03                                      145       26,100
    Wheeling-Pittsburgh Corp.
      144A Sr. Notes
      9.250% 11/15/07                                       215      205,325
                                                                  ----------
                                                                     519,425
                                                                  ----------
TELECOMMUNICATIONS (7.0%)
    Adelphia Communications Corp.
      Sr. Notes, Series B
      9.250% 10/01/02                                       310      313,100
    Adelphia Communications Corp. Sr. Notes,
      Series B (B1, B+)
      8.375% 02/01/08                                       150      140,250
    BellSouth Telecommunications, Inc.
      Debentures
      5.850% 11/15/45                                       995      993,756
    BellSouth Telecommunications, Inc.
      Debentures (Aaa, AAA)
      7.000% 12/01/45                                       255      229,500
    CenCall Communications Corp.
      Sr. Discount Notes
      10.125% 01/15/04                                      435      443,700
    Charter Communications Holding LLC,
      Sr. Disc. Notes 144A
      8.625% 04/01/09                                       220      209,000
    Charter Communications Holding LLC, Sr. Disc.
      Notes 144A (B2, B+)
      9.920% 04/01/11(DAGGER)(DAGGER)                       145       87,000

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS U.S. CORE FIXED INCOME FUND
SCHEDULE OF INVESTMENTS (CONT'D)
August 31, 1999
--------------------------------------------------------------------------------


                                                    PAR
                                                   (000)       VALUE
                                                   ------   ----------

CORPORATE BONDS (CONT'D)
TELECOMMUNICATIONS (cont'd)
    Echostar DBS Corp.
      Sr. Notes
      9.250% 02/01/06                              $  400   $  398,000
    GTE Corp.
      Debentures
      6.840% 04/15/18                               1,150    1,078,125
    GTE Corp. Debentures (Baa1, A)
      6.940% 04/15/28                               1,160    1,080,250
    GTE North, Inc.
      Debentures, Series D
      6.900% 11/01/08                                 395      389,075
    Intermedia Communication, Inc.
      Sr. Notes, Series B
      8.500% 01/15/08                                 235      207,975
    ITC Deltacom, Inc.
      144A Sr. Notes
      11.000% 06/01/07                                180      192,375
    LCI International, Inc.
      Senior Notes
      7.250% 06/15/07                               1,350    1,296,000
    Level 3 Communications, Inc.
      144A Sr. Notes
      9.125% 05/01/08                                 410      382,325
    MCI Communications Corp.
      Sr. Discount Notes
      6.125% 04/15/02                               1,615    1,588,756
    MCI Communications Corp.
      Sr. Notes
      6.500% 04/15/10                                  20       18,850
    McLeodUSA, Inc.
      144A Sr. Sub. Notes
      8.125% 02/15/09                                 280      258,300
    Metromedia Fiber Network, Inc.
      Sr. Notes, Series B
      10.000% 11/15/08                                190      188,100
    Nextel Communications, Inc.
      Sr. Discount Notes
      9.750% 08/15/04                               2,250    2,250,000
    Nextel Communications, Inc. Sr.
      Discount Notes (B2, B-)
      9.750% 10/31/07(DAGGER)(DAGGER)                 225      158,625
      144A Sr. Redeemable Discount Notes
      10.650% 09/15/07(DAGGER)(DAGGER)                  5        3,663
      144A Sr. Discount Notes
      9.950% 02/15/08(DAGGER)(DAGGER)                 640      443,200

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS U.S. CORE FIXED INCOME FUND
SCHEDULE OF INVESTMENTS (CONT'D)
August 31, 1999
--------------------------------------------------------------------------------


                                                      PAR
                                                     (000)      VALUE
                                                     ------   ----------

CORPORATE BONDS (CONT'D)
TELECOMMUNICATIONS (cont'd)
    Nextlink Communications, Inc.
      Sr. Notes
      9.625% 10/01/07                                $  115   $  112,988
      144A Sr. Notes
      10.750% 11/15/08                                  300      304,500
    Paging Network, Inc.
      Sr. Sub. Notes
      8.875% 02/01/06                                   550      302,500
      10.000% 10/15/08                                  720      405,000
      10.125% 08/01/07                                  270      151,875
    Qwest Communications International, Inc.
      144A Sr. Notes
      7.250% 11/01/08                                   310      302,250
    TCI Communications, Inc.
      Notes
      6.340% 02/01/02                                 1,615    1,602,888
    Telefonica de Argentina
      144A Medium Term Notes
      9.125% 05/07/08                                   850      735,250
    Teleport Communications Group, Inc.
      Sr. Discount Notes
      9.650% 03/31/27                                 1,545    1,755,506
    US West Cap Funding
      144A Notes
      6.875% 08/15/01                                 3,850    3,840,375
    Worldcom Inc.
      Sr. Notes
      7.750% 01/01/07                                 2,665    2,751,613
                                                             -----------
                                                              24,614,670
                                                             -----------
TRANSPORTATION (3.4%)
    Continental Airlines, Inc.
      Sr. Notes
      9.500% 12/15/01                                 1,835    1,912,988
    Grupo Transportacion Ferroviaria
      Mexicana, S.A. de CV
      144A Gtd. Sr. Discount Notes
      11.750% 06/15/09(DAGGER)(DAGGER)                2,495    1,303,638
    Norfolk Southern Corp.
      Notes
      7.050% 05/01/04                                 2,300    2,302,875
      7.400% 09/15/06                                   550      554,813
      7.350% 05/15/07                                    15       15,094
      7.700% 05/15/17                                 1,000    1,012,500

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS U.S. CORE FIXED INCOME FUND
SCHEDULE OF INVESTMENTS (CONT'D)
August 31, 1999
--------------------------------------------------------------------------------


                                                          PAR
                                                         (000)      VALUE
                                                        -------  -----------

CORPORATE BONDS (CONT'D)
TRANSPORTATION (cont'd)
    Northwest Airlines, Inc.
      Gtd. Notes  667281AL3
      7.625% 03/15/05                                   $ 3,085  $ 2,811,206
      7.875% 03/15/08                                       340      300,050
    US Airways, Inc.,
      Gtd. Sr. Notes  911546VV8
      9.625% 02/01/01                                     1,745    1,762,171
                                                                 -----------
                                                                  11,975,335
                                                                 -----------
UTILITIES (2.4%)
Beaver Valley Funding Corp.
    Secured Lease Obligation Bonds
      9.000% 06/01/17                                     2,400    2,541,000
    Connecticut Light and Power Co.
      First Mortgage Bonds,
      Series C
      7.750% 06/01/02                                       770      778,663
      First Mortgage Bonds,
      Series D
      7.875% 10/01/24                                       730      740,950
    Niagara Mohawk Power Corp.
      First Mortgage Bonds
      8.750% 04/01/22                                     1,130    1,154,013
    North Atlantic Energy Corp.
      Secured First Mortgage Notes,
      Series A
      9.050% 06/01/02                                     1,690    1,692,113
    Texas Utilities Electric Capital Trust
      Preferred V
      8.175% 01/30/37                                     1,540    1,470,700
                                                                 -----------
                                                                   8,377,439
                                                                 -----------
WASTE MANAGEMENT (0.1%)
    Allied Waste North America
      Series B
      7.625% 01/01/06                                       105       96,338
      7.875% 01/01/09                                       255      232,050
    USA Waste Services, Inc.
      Sr. Notes
      7.125% 10/01/07                                        25       22,781
                                                                 -----------
                                                                     351,169
                                                                 -----------
TOTAL CORPORATE BONDS (Cost $146,502,256)                       $140,711,213
                                                                 -----------

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS U.S. CORE FIXED INCOME FUND
SCHEDULE OF INVESTMENTS (CONT'D)
August 31, 1999
--------------------------------------------------------------------------------


                                                          PAR
                                                         (000)      VALUE
                                                        -------   ----------

MUNICIPAL BONDS (0.2%)
    Illinois State GO
      4.750% 06/01/23                                   $   850  $   724,625
    Tampa, FL Health Systems
      Revenue Bond
      4.750% 11/15/28                                        45       37,913
                                                                 -----------
TOTAL MUNICIPAL BONDS (Cost $848,106)                            $   762,538
                                                                 -----------

FOREIGN GOVERNMENT BONDS (3.2%)
    Empresa Nacional de Electricidad
      8.125%(DAGGER)(DAGGER)(DAGGER)                     $  800  $   654,000
    Republic of Colombia
      Yankee Notes
      12.471% 08/13/05(DAGGER)                            1,210    1,058,750
    Republic of Ecuador
      Past Due Interest Notes
      3.750% 02/26/00(DAGGER)                               437      102,335
    Republic of Philippines
      Global Bonds
      9.875% 01/15/19                                     1,025      969,906
    Republic of Poland
      Past Due Interest Bonds
      5.000% 10/27/14(DAGGER)(DAGGER)                     1,070      934,913
    Republic of Poland, Past Due Interest
      Bonds (Baa3, BBB)
      5.000% 10/27/14(DAGGER)(DAGGER)                     3,800    3,320,250
United Mexican States
      Global Bonds
        11.500% 05/15/26                                     20       21,725
      Par Bonds, Series W-A
        6.250% 12/31/19                                   4,150    2,977,625
      Par Bonds, Series W-B
        6.250% 12/31/19                                   1,350      968,625
                                                                 -----------
TOTAL FOREIGN GOVERNMENT BONDS (Cost $11,693,811)                $11,008,129
                                                                 -----------

AGENCY OBLIGATIONS (54.5%)
FEDERAL HOME LOAN MORTGAGE CORPORATION (3.0%)
    Various Pools:
      7.000% 12/01/09                                    $  151   $  149,586
    Series MACR 1860 Principle Only
      8.5865% 02/15/24                                    2,444    1,395,584
    Discount Notes:
      5.060% 11/30/99                                     8,930    8,815,780
                                                                ------------
TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION                    $ 10,360,950
                                                                ------------

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS U.S. CORE FIXED INCOME FUND
SCHEDULE OF INVESTMENTS (CONT'D)
August 31, 1999
--------------------------------------------------------------------------------


                                                         PAR
                                                        (000)         VALUE
                                                        ------      ----------

AGENCY OBLIGATIONS (CONT'D)
FEDERAL NATIONAL MORTGAGE ASSOCIATION (46.2%)
    Various Pools:
      10.000% 02/01/05                                  $  159    $    168,728
      10.000% 01/01/10                                     721         777,962
      6.500% 06/01/29                                    6,081       5,757,706
      6.500% 06/01/29                                    2,744       2,597,753
      6.500% 07/01/29                                    7,023       6,649,873
      6.500% 07/01/29                                    3,711       3,513,639
      6.500% 07/01/29                                    5,895       5,585,632
      6.500% 08/01/29                                    1,887       1,786,159
      6.500% 08/01/29                                   11,373      10,768,515
      6.500% 08/01/29                                       30          28,400
      6.000% 12/01/28                                      145         133,427
      6.000% 07/01/29                                   16,188      14,888,255
      6.000% 07/01/29                                   18,520      17,032,787
      6.000% 07/01/29                                      601         552,479
      6.000% 01/01/29                                    3,867       3,556,399
      6.000% 01/01/29                                    5,477       5,037,353
    Global Notes
      6.864% 06/01/17                                   12,250       3,699,853
    REMIC - PAC 1991-165 Class M
      8.250% 12/25/21                                       10          10,101
    Series 1996-5 Class PX PO
      7.959% 11/25/23                                      224         130,602
    Series 1997-16 Class M PO
      9.160% 02/25/23                                      170          97,298
    15 Year TBA:
      6.000% 01/15/11                                    7,550       7,184,297
      6.500% 05/01/13                                    4,080       3,962,700
    30 Year TBA:
      8.000% 03/15/25                                   32,350      32,774,594
      6.000% 04/15/25                                    5,300       4,871,031
      6.500% 09/01/27                                    3,100       2,935,313
      7.000% 09/01/27                                   19,460      18,900,525
    Discount Notes:
      4.930% 09/10/99                                    8,975       8,963,760
                                                                  ------------
TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION                       $162,365,141
                                                                  ------------

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS U.S. CORE FIXED INCOME FUND
SCHEDULE OF INVESTMENTS (CONT'D)
August 31, 1999
--------------------------------------------------------------------------------


                                                          PAR
                                                         (000)         VALUE
                                                         ------    ------------

AGENCY OBLIGATIONS (CONT'D)
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (5.0%)
    Various Pools:
      6.500% 09/15/03                                      $  5    $      5,035
      8.250% 08/15/04                                         1             277
      9.000% 11/15/04                                         1             623
      9.000% 12/15/04                                         1             677
      8.250% 04/15/06                                         1             936
      13.500% 07/15/14                                        1             900
      9.000% 12/15/16                                        24          25,570
      8.000% 04/15/17                                        74          75,035
      9.000% 08/15/21                                       340         357,023
    30 Year TBA:
      7.500% 08/01/28                                    17,350      17,192,766
                                                                   ------------
TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION                     $ 17,658,842
                                                                   ------------
MISCELLANEOUS (0.3%)
    Government Trust Certificates
      Collateral Trust
      Series 1C
      9.250% 11/15/01                                       305         309,516
    National Archives Facility Trust
      COP
      8.500% 09/01/19                                       670         750,001
    Tennessee Valley Authority
      Debentures, Series B
      6.235% 07/15/45                                        60          60,450
                                                                   ------------
                                                                      1,119,967
                                                                   ------------
TOTAL AGENCY OBLIGATIONS (Cost $191,900,098)                       $191,504,900
                                                                   ------------

ASSET BACKED SECURITIES (3.1%)
    Green Tree Recreational Equipment and
      Consumer Trust Series 1997-C, Class A1
      6.490% 02/15/18                                    $  443      $  428,510
    Green Tree Securitized Net Interest Margin Trust,
      REMIC, Series 1994-A, Class A
      6.900% 02/15/04                                       504         501,059
    Merrill Lynch Mortgage Investors, Inc.,
      Manufactured Housing Retail Installment
      Sales Contracts, Series 1991-C,
      Class A
      9.000% 07/15/11                                        20          20,028

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS U.S. CORE FIXED INCOME FUND
SCHEDULE OF INVESTMENTS (CONT'D)
August 31, 1999
--------------------------------------------------------------------------------



                                                                  PAR
                                                        (000)          VALUE
                                                       -------      -----------

ASSET BACKED SECURITIES (CONT'D)
    Morgan Stanley Inc.
      Capital I, Series 1998-Xl1,
      Class A3
      6.480% 06/03/30                                  $ 5,100     $  4,814,273
    National Westminster Bank
      Debentures Guaranteed Cap. Notes
      9.375% 11/15/03                                      680          739,500
    PECO Energy Transition Trust
      6.050% 03/01/09                                    1,345        1,268,960
    PECO Energy Transition Trust (Aaa, AAA)
      6.130% 03/01/09                                    2,265        2,102,792
    Prudential Securities Secured
      Financing Series 1999-C2,
      Class A2
      7.193% 04/15/09                                      850          834,815
    Vanderbilt Mortgage Finance,
      Manufactured Housing Retail
      Installment Sales Contracts,
      Series 1995-B, Class A3
      6.675% 05/07/06                                      202          201,004
                                                                   ------------
TOTAL ASSET BACKED SECURITIES (Cost $11,513,375)                   $ 10,910,941
                                                                   ------------
COLLATERALIZED MORTGAGED BACKED SECURITIES (4.7%)
    Nomura Asset Securitization Corp.,
      Series 1998-D6, Class A1B
      6.590% 03/15/28                                  $ 4,350     $  4,126,867
    Asset Securitization Corp.,
      Series 1996-MD6, Class A6
      7.587% 09/13/99                                      760          703,831
    Carousel Center Finance Inc.,
      Series 1, Class C, Rule 144A
      7.527% 11/15/07                                      313          310,992
    Cityscape Home Equity Loan Trust,
      Home Equity Loan Certificates,
      Series 1996-2, Class A2
      7.200% 04/25/11                                      119          120,412
    Collateralized Mortgage Obligation Trust,
      REMIC Series 54, Class C
      9.250% 11/01/13                                        1              908
    Commercial Mortgage Asset Trust,
      Series 1999-C1, Class A3
      6.640% 09/17/10                                    4,315        4,056,898
    Contimortgage Home Equity Loan Trust,
      Series 1996-4, Class A8
      7.220% 01/15/28                                      880          865,153

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS U.S. CORE FIXED INCOME FUND
SCHEDULE OF INVESTMENTS (CONT'D)
August 31, 1999
--------------------------------------------------------------------------------


                                                           PAR
                                                          (000)      VALUE
                                                          ------  -----------
COLLATERALIZED MORTGAGED BACKED SECURITIES (CONT'D)
    G3 Mortgage Reinsurance Corp.,
      Class A
      6.163% 09/27/99                                     $  950  $   864,500
    GMAC Commercial Mortgage Securities, Inc.,
      Series 1997-C1 Class A2
      6.853% 09/15/06                                        540      536,331
    Heller Financial Commercial Mortgage Asset Corp.
      Series 1999-P, Class A2
      6.847% 05/15/31                                      1,550    1,499,710
    Option One Mortgage Loan Trust,
      Series 1999-2, Class A
      9.660% 06/25/29                                      1,979    1,961,579
    Salomon Brothers Mortgage Securities VII,
      Series 1997-NC4, Class A
      5.635% 09/27/99                                         25       25,083
    UCFC Home Equity Loan Trust,
      Series 1996-B1, Class A7
      8.200% 09/15/27                                        760      760,817
    UCFC Home Equity Loan Trust,
      Series 1998-A1, Class A7
      6.870% 07/15/29                                        690      665,488
                                                                  -----------
TOTAL COLLATERALIZED MORTGAGED BACKED
   SECURITIES (Cost $17,438,999)                                  $16,498,569
                                                                  -----------

                                                          NUMBER
                                                            OF
                                                          SHARES
                                                         --------
COMMON STOCK (0.0%)
PACKAGING/CONTAINERS (0.0%)
    Crown Packaging Enterprises, Ltd.                     45,544   $      455
                                                                   ----------
TOTAL COMMON STOCK (Cost $0)                                       $      455
                                                                   ----------

PREFERRED STOCKS (2.7%)
BANKING (2.5%)
    California Federal Capital Corp.,
      Series A 9.125%                                     97,170  $ 2,417,104
    Centaur Funding Corp.
      9.08%                                                1,360    1,433,950
    Citigroup, Inc.
      6.213%                                              37,800    1,856,925
    Lehman Brothers Holdings
      5.94%                                               18,320      806,080

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS U.S. CORE FIXED INCOME FUND
SCHEDULE OF INVESTMENTS (CONT'D)
August 31, 1999
--------------------------------------------------------------------------------

                                                          NUMBER
                                                            OF
                                                          SHARES     VALUE
                                                         -------  -----------

PREFERRED STOCKS (CONT'D)
BANKING (cont'd)
    Lehman Brothers Holdings
      5.67%                                               24,860  $ 1,056,550
    NationsBank Captial Corp.
      8.35%                                               48,000    1,200,000
                                                                  -----------
                                                                    8,770,609
                                                                  -----------
REAL ESTATE (0.2%)
    American Real Estate Corp.
      8.50% Cumulative, Series A                          30,800      783,475
                                                                  -----------
TOTAL PREFERRED STOCKS (Cost $10,056,876)                         $ 9,554,084
                                                                  -----------

                                                           PAR
                                                          (000)
                                                          ------
U.S. TREASURY OBLIGATIONS (3.5%)
U.S. TREASURY BILLS (0.2%)
      4.370% 09/16/99                                     $  470   $  467,741
      4.520% 09/16/99                                        100       99,614
                                                                   ----------
                                                                      567,355
                                                                   ----------
U.S. TREASURY BONDS (1.3%)
      8.000% 11/15/21                                      3,770    4,439,128
                                                                   ----------
U.S. TREASURY INFLATION PROTECTED NOTES (1.6%)
      3.875% 04/15/29                                      5,750    5,660,596
                                                                   ----------
U.S. TREASURY NOTES (0.1%)
      6.625% 06/30/01                                        115      116,671
      7.500% 02/15/05                                          5        5,320
      6.250% 02/15/07                                        270      270,945
                                                                  -----------
                                                                      392,936
                                                                  -----------
U.S. TREASURY STRIP BONDS (0.3%)
      6.589% 11/15/16                                      3,430    1,124,240
                                                                  -----------
TOTAL U.S. TREASURY OBLIGATIONS (Cost $12,511,065)                $12,184,255
                                                                  -----------

                                                          NUMBER
                                                            OF
                                                          SHARES
                                                          ------
RIGHTS/WARRANTS (0.0%)
    Capital Pacific Holdings Group, Inc.
      strike $3.4 expires May 2002                         2,528     $  1,264
    Checkers Drive-In Restaurants
      strike $1.375 expires Dec. 2000                      2,642          248

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS U.S. CORE FIXED INCOME FUND
SCHEDULE OF INVESTMENTS (CONT'D)
August 31, 1999
--------------------------------------------------------------------------------

                                                        NUMBER
                                                          OF
                                                        SHARES         VALUE
                                                       --------       --------
RIGHTS/WARRANTS (CONT'D)
    Mexican Value Recovery Rights
      strike $1.188 expires June 2003                        1    $          0
    Uniroyal Technology Corp.
      strike $4.375 expires 06/01/03                    10,800          91,800
                                                                  ------------
TOTAL RIGHTS/WARRANTS (Cost $14,178)                              $     93,312
                                                                  ------------

                                                         PAR
                                                        (000)
                                                       ------
SHORT TERM INVESTMENT (12.3%)
    BBH Grand Cayman U.S. Dollar Time Deposit
      4.500% 09/01/99                                  $43,044    $ 43,044,000
                                                                  ------------
TOTAL SHORT TERM INVESTMENT (Cost $43,044,000)                    $ 43,044,000
                                                                  ------------

SECURITIES SOLD SHORT (-1.1%)
    Federal National Mortgage Association
      30 Year TBA
      6.500% 09/01/29                                 $ (3,900)   $ (3,692,813)
                                                                  ------------
      (Cost ($3,757,406))

TOTAL INVESTMENTS (123.2%)  (Cost $441,765,791*)                  $432,579,583

LIABILITIES IN EXCESS OF OTHER ASSETS (23.2%)                      (81,631,972)
                                                                  ------------
TOTAL NET ASSETS (100.0%)                                         $350,947,611
                                                                  ============

   * Cost for Federal income tax purposes at August 31, 1999 is $441,854,938. The gross appreciation (depreciation) on a tax basis is as follows:

        Gross Appreciation                                        $  2,095,221
        Gross Depreciation                                         (11,370,576)
                                                                  ------------

        Net Depreciation                                          $ (9,275,355)
                                                                  ============

(DAGGER) Variable rate obligations -- The interest shown is the rate as of August 31, 1999.

(DAGGER)(DAGGER)  Step Bond-- The interest  rate as of August 31, 1999 is 0% and will reset to interest rate shown at a future date.

(DAGGER)(DAGGER)(DAGGER) Securities have no stated maturity date.

                            INVESTMENT ABBREVIATIONS
                   FRN = Floating Rate Note
                  MACR = Modified and Combinable Real Estate Investment Conduit
                   PAC = Planned Amortization Class
                    PO = Principle Only
                 REMIC = RealEstate Mortgage Investment Conduit
                   TBA = To Be Announced

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS HIGH YIELD FUND
SCHEDULE OF INVESTMENTS
August 31, 1999
--------------------------------------------------------------------------------

                                                               PAR
                                                              (000)       VALUE
                                                             --------     ------

CORPORATE BONDS (90.1%)
AEROSPACE/DEFENSE (0.2%)
    K&F Industries, Inc.
      Sr. Sub. Notes
      9.250% 10/15/07                                        $  250   $  256,562
                                                                      ----------
AUTOMOTIVE (3.2%)
    Aetna Industries, Inc.
      Sr. Notes
      11.875% 10/01/06                                          500      558,750
    Breed Technologies, Inc.
      144A Sr. Sub. Notes
      9.250% 04/15/08(DAGGER)(DAGGER)                           500       40,000
    Cambridge Industries, Inc.
      Gtd. Sr. Sub. Notes,
      Series B
      10.250% 07/15/07                                          400      302,000
    Collins & Aikman Products Corp.
      Gtd. Sr. Sub. Notes
      11.500% 04/15/06                                          350      353,500
    Delco Remy International, Inc.
      Gtd. Sr. Sub. Notes
      10.625% 08/01/06                                          500      523,125
    Hayes Lemmerz International, Inc.
      144A Sr. Sub. Notes
      8.250% 12/15/08                                           400      374,000
    Hayes Wheels International, Inc.
      Sr. Sub. Notes, Series B
      9.125% 07/15/07                                           350      347,375
    LDM Technologies, Inc.
      144A Sr. Sub. Notes,
      Series B
      10.750% 01/05/07                                          400      393,000
    Oxford Automotive, Inc.
      Sr. Sub. Notes
      10.125% 06/15/07                                          500      495,000
    Safelite Glass Corp.
      Sr. Sub. Notes
      9.875% 12/15/06                                           350      315,000
    Titan Wheel International, Inc.
      Sr. Sub. Notes
      8.750% 04/01/07                                           250      249,375
    United Rentals, Inc.
      144A Sr. Sub. Notes
      9.250% 01/15/09                                           250      245,000
                                                                      ----------
                                                                       4,196,125
                                                                      ----------

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS HIGH YIELD FUND
SCHEDULE OF INVESTMENTS (CONT'D)
August 31, 1999
--------------------------------------------------------------------------------

                                                               PAR
                                                              (000)       VALUE
                                                             --------     ------

CORPORATE BONDS (CONT'D)
BROADCASTING (4.1%)
    Allbritton Communications Company
      Sr. Sub. Notes, Series B
      9.750% 11/30/07                                        $  250   $  250,625
      8.875% 02/01/08                                           250      240,625
    American Radio Systems Corp.
      Gtd. Sr. Sub. Notes
      9.000% 02/01/06                                           250      263,750
    Australis Holdings Pty. Ltd.
      144A Yankee Sr. Secured Discount Notes
      15.000% 11/01/02(DAGGER)/(DAGGER)(DAGGER)                 294        2,940
    Australis Media Ltd.
      Yankee Gtd. Sr. Sub. Discount Notes
      15.750% 05/15/03(DAGGER)/(DAGGER)(DAGGER)                   8            1
      15.750% 05/15/03(DAGGER)(DAGGER)                          900           90
    Big City Radio, Inc.,
      144A Sr. Bonds
      11.250% 03/15/05(DAGGER)                                  750      535,312
    Capstar Broadcasting, Inc.
      Sr. Sub. Discount Notes
      12.750% 02/01/09(DAGGER)                                  500      428,750
    Chancellor Media Corp.
      144A Sr. Sub. Notes
      8.000% 11/01/08                                           300      288,000
      Sr. Sub. Notes
      9.375% 10/01/04                                           250      252,500
    Citadel Broadcasting Co.
      144A Sr. Sub. Notes
      9.250% 11/15/08                                           250      248,750
    Emmis Communications Corporation
      Sr. Sub.Notes, Series B
      8.125% 03/15/09                                           250      236,250
    Granite Broadcasting Corp.
      144A Sr. Sub Notes
      8.875% 05/15/08                                           250      240,000
      Sr. Sub. Notes
      9.375% 12/01/05                                           450      447,750
    HMV Media Group plc,
      Senior Subordinated Yankee
      Notes, Series B
      10.250% 05/15/08                                          350      343,000
    Jacor Communications Co.
      Sr. Sub. Notes
      9.750% 12/15/06                                           250      266,250

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS HIGH YIELD FUND
SCHEDULE OF INVESTMENTS (CONT'D)
August 31, 1999
--------------------------------------------------------------------------------

                                                                 PAR
                                                                (000)      VALUE
                                                               --------    -----

CORPORATE BONDS (CONT'D)
BROADCASTING (cont'd)
    Sinclair Broadcast Group
      Sr. Sub. Notes
      10.000% 09/30/05                                       $  400   $  410,000
    Spanish Broadcasting System, Inc.
      144A Sr. Notes
      11.000% 03/15/04                                          300      330,000
    United International Holdings,
      144A Sr. Discount Notes
      10.750% 02/15/08(DAGGER)                                  500      290,000
    Young Broadcasting, Inc.
      Gtd. Sr. Sub. Notes, Series B
      9.000% 01/15/06                                           250      245,625
                                                                      ----------
                                                                       5,320,218
                                                                      ----------
BUILDING MATERIALS (0.7%)
    Building One Services, Inc.
      144A Sr. Sub. Notes
      10.500% 05/01/09                                          250      233,750
    It Group, Inc.
      144A Sr. Sub. Notes
      11.250% 04/01/09                                          250      240,625
    Jackson Products, Inc. Notes
      9.500% 04/15/05                                           400      368,000
                                                                      ----------
                                                                         842,375
                                                                      ----------
BUSINESS SERVICES (0.6%)
    Iron Mountain, Inc.
      144A Sr. Notes
      8.750% 09/30/09                                           500      478,750
    U.S. Office Products Co.
      144A Sr. Sub. Notes
      9.750% 06/15/08                                           400      232,000
                                                                      ----------
                                                                         710,750
                                                                      ----------
CABLE (10.6%)
    Adelphia Communications Corp.
      Sr. Notes, Series B
      10.500% 07/15/04                                          400      420,000
    Avalon Cable Holdings
      Sr. Discount Notes
      11.875% 12/01/08                                          500      330,000
    Avalon Cable of Michigan, Inc.
      Sr. Sub. Notes
      9.375% 12/01/08                                           400      403,000

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS HIGH YIELD FUND
SCHEDULE OF INVESTMENTS (CONT'D)
August 31, 1999
--------------------------------------------------------------------------------

                                                               PAR
                                                              (000)       VALUE
                                                             --------     ------

CORPORATE BONDS (CONT'D)
CABLE (cont'd)
    Century Communications,
      Sr. Discount Notes, Series B
      10.785% 01/15/08                                       $  500   $  207,500
    Classic Cable Sr. Sub. Notes
      9.875% 08/01/08                                           500      505,000
    Classic Communications, Inc.
      144A Sr. Discount Notes
      9.875% 08/01/09(DAGGER)                                 1,000      675,000
    Coaxial Communications, Inc.
      Phoenix Associates Co. Gtd. Notes
      10.000% 08/15/06                                          550      561,000
    Coaxial L.L.C.
      144A Co. Gtd.
      12.875% 08/15/08(DAGGER)                                  400      269,000
    Comcast U.K. Cable Partners Ltd.,
      Yankee Sr. Debentures
      11.200% 11/15/07(DAGGER)                                  750      678,750
    CSC Holdings,
      Sr. Debentures
      9.875% 02/15/13                                           500      512,500
    Diamond Cable Communications
      plc Sr. Discount Notes
      11.750% 12/15/05(DAGGER)                                  500      447,500
    DIVA Systems Corp.
      Sr. Disc. Notes Cl. B
      12.625% 03/01/08(DAGGER)                                2,527      707,560
    Echostar DBS Corp.
      144A Sr. Notes
      9.375% 02/01/09                                           500      500,000
    Falcon Holding Group L.P./Falcon Funding Corp.
      144A Debentures
      9.285% 04/15/10(DAGGER)                                   500      355,000
      8.375% 04/15/10                                           400      397,000
    Frontiervision Holdings L.P.
      Sr. Discount Notes
      11.875% 09/15/07(DAGGER)                                  500      428,750
    Galaxy Telecom L.P.
      Sr. Sub. Notes
      12.375% 10/01/05                                          400      439,000
    Golden Sky Systems, Inc.
      144A Sr. Discount Notes
      13.500% 03/01/07(DAGGER)                                  750      448,125

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS HIGH YIELD FUND
SCHEDULE OF INVESTMENTS (CONT'D)
August 31, 1999
--------------------------------------------------------------------------------

                                                               PAR
                                                              (000)      VALUE
                                                             --------  ---------

CORPORATE BONDS (CONT'D)
CABLE (cont'd)
    Helicon Group L.P.
      Sr. Secured Notes, Series B
      11.000% 11/01/03                                       $  500   $  521,250
    International CableTel, Inc.
      Sr. Deferred Coupon Notes, Series A
      12.750% 04/15/05(DAGGER)                                  750      731,250
    James Cable Partners L.P.
      Sr. Notes, Series B
      10.750% 08/15/04                                          650      658,125
    Jones Intercable, Inc.
      Sr. Notes
      7.625% 04/15/08                                           500      505,000
    Lenfest Communications, Inc.
      Sr. Notes
      8.375% 11/01/05                                           300      310,875
    Mediacom L.L.C. Capital
      144A Sr. Notes
      7.875% 02/15/11                                           300      264,750
    Northland Cable Television,
      144A Sr. Sub. Notes
      10.250% 11/15/07                                          350      353,500
    Rifkin Acquisition Partners L.P.
      Sr. Sub. Notes
      11.125% 01/15/06                                          500      561,250
    Rogers Communications, Inc.
      Yankee Sr. Notes
      9.125% 01/15/06                                           550      565,125
    Telewest Communications Group
      plc Yankee Sr. Discount Debentures
      11.000% 10/01/07(DAGGER)                                  700      617,750
    Telewest Communications plc
      Senior Discount Notes
      9.250% 04/15/09(DAGGER)                                   500      305,000
                                                                     -----------
                                                                      13,678,560
                                                                     -----------
CELLULAR/WIRELESS COMMUNICATIONS (1.3%)
    Centennial Cellular Corp.
      Sr. Sub. Notes
      10.750% 12/15/08                                          400      417,000
    Dobson Communications
      144A Sr. Notes
      11.750% 04/15/07                                          250      263,750

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS HIGH YIELD FUND
SCHEDULE OF INVESTMENTS (CONT'D)
August 31, 1999
--------------------------------------------------------------------------------

                                                               PAR
                                                              (000)       VALUE
                                                             --------     ------

CORPORATE BONDS (CONT'D)
CELLULAR/WIRELESS COMMUNICATIONS (cont'd)
    Microcell Telecommunications, Inc.
      Yankee Sr. Discount Notes, Series B
      14.000% 06/01/06(DAGGER)                               $  500   $  411,250
    Sprint Spectrum L.P./Sprint
      Spectrum Finance Corp.
      Sr. Notes
      11.000% 08/15/06                                          500      561,875
                                                                      ----------
                                                                       1,653,875
                                                                      ----------
CHEMICALS (1.7%) ClimaChem, Inc.
      Notes, Series B
      10.750% 12/01/07                                          250      246,562
    Huntsman Corp.
      144A Sr. Sub. Notes
      9.500% 07/01/07                                           250      237,500
    Lyondell Chemical, Inc.
      Senior Secured Notes, Series B
      9.875% 05/01/07                                           500      503,750
    Philipp Brothers Chemicals, Inc.
      Co. Gtd. Sr. Notes
      9.875% 06/01/08                                           350      316,750
    Pioneer Americas Acquistics Corp.
      Gtd. Sr. Secured Notes, Series B
      9.250% 06/15/07                                           250      182,500
    Radnor Holdings Corp.
      Sr. Notes, Series B
      10.000% 12/01/03                                          500      505,000
    Sterling Chemical Holdings, Inc.
      Sr. Secured Discount Notes
      13.500% 08/15/08(DAGGER)                                  700      175,000
                                                                      ----------
                                                                       2,167,062
                                                                      ----------
COMPUTERS, SOFTWARE & SERVICES (0.6%)
    PSINET, Inc.
      144A Sr. Notes
      11.500% 11/01/08                                          250      253,750
    Verio, Inc.
      144A Units
      13.500% 06/15/04                                          350      391,125
      Sr. Notes
      10.375% 04/01/05                                          200      200,000
                                                                      ----------
                                                                         844,875
                                                                      ----------

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS HIGH YIELD FUND
SCHEDULE OF INVESTMENTS (CONT'D)
August 31, 1999
--------------------------------------------------------------------------------

                                                               PAR
                                                              (000)      VALUE
                                                             --------  ---------
CORPORATE BONDS (CONT'D)
CONSTRUCTION & BUILDING MATERIALS (1.8%)
    Collins & Aikman Floorcoverings, Inc.
      Sr. Sub. Notes, Series B
      10.000% 01/15/07                                       $  500   $  501,250
    Koppers Industry, Inc.
      Sr. Sub. Notes
      9.875% 12/01/07                                           250      247,500
    Omega Cabinets, Ltd.
      Sr. Sub. Notes
      10.500% 06/15/07                                          400      392,000
    Southdown, Inc.
      Sr. Sub. Notes, Series B
      10.000% 03/01/06                                          500      546,250
    Uniforet, Inc.
      Yankee Gtd. Sr. Notes
      11.125% 10/15/06                                          500      358,750
    Waxman Industries, Inc.
      Sr. Notes, Series B
      12.750% 06/01/04                                          600      306,000
                                                                      ----------
                                                                       2,351,750
                                                                      ----------
CONSUMER PRODUCTS & SERVICES (2.5%)
    Coinstar, Inc.
      Sr. Discount Notes
      13.000% 10/01/06(DAGGER)                                  525      551,250
    Drypers Corp.
      Sr. Notes, Series B
      10.250% 06/15/07                                          250      197,500
    Group Maintenance America Corp.
      144A Sr. Sub. Notes
      9.750% 01/15/09                                           250      246,562
    Holmes Products Corp.
      144A Sr. Sub. Notes
      9.875% 11/15/07                                           500      472,500
    Hosiery Corp. of America, Inc.
      Sr. Sub. Notes
      13.750% 08/01/02                                          400      424,000
    Packaged Ice, Inc.
      144A Gtd. Sr. Notes
      9.750% 02/01/05                                           400      381,000
    The Scotts Co.
      144A Sr. Sub. Notes
      8.625% 01/15/09                                           300      294,000

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS HIGH YIELD FUND
SCHEDULE OF INVESTMENTS (CONT'D)
August 31, 1999
--------------------------------------------------------------------------------

                                                               PAR
                                                              (000)       VALUE
                                                             --------     ------

CORPORATE BONDS (CONT'D)
CONSUMER PRODUCTS & SERVICES (cont'd)
    Werner Holdings Co., Inc.
      Gtd. Sr. Sub. Notes, Series A
      10.000% 11/15/07                                       $  500   $  475,000
    Worldtex, Inc.
      144A Sr. Notes
      9.625% 12/15/07                                           250      220,000
                                                                      ----------
                                                                       3,261,812
                                                                      ----------
ELECTRIC UTILITIES (0.2%)
    Integrated Electric Services, Inc.
      144A Sr. Sub. Notes (B2, BB-)
      9.375% 02/01/09                                           250      247,500
                                                                      ----------
ELECTRONICS (1.0%)
    Ampex Corp.
      144A Sr. Notes
      12.000% 03/15/03                                          500      518,750
    Elgar Holdings Inc.,
      144A Gtd. Sr. Notes
      9.875% 02/01/08                                           500      375,000
    Unisys Corporation
      Sr. Notes, Series B
      12.000% 04/15/03                                          400      434,000
                                                                      ----------
                                                                       1,327,750
                                                                      ----------
ENERGY (3.2%)
    Abraxas Petroleum, Inc. and Canadian
      Abraxas Petroleum Limited,
      Gtd. Sr. Notes, Series D
      11.500% 11/01/04                                          500      342,500
    AEI Resources, Inc.
      144A Sr. Sub. Notes
      11.500% 12/15/06                                          400      340,000
    Bellwether Exploration Co.
      Gtd. Sr. Sub. Notes
      10.875% 04/01/07                                          250      227,500
    Cliffs Drilling Company
      Gtd. Sr. Notes, Series D
      10.250% 05/15/03                                          350      347,375
    CMS Energy Corp.
      Sr. Notes
      7.500% 01/15/09                                           500      458,125

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS HIGH YIELD FUND
SCHEDULE OF INVESTMENTS (CONT'D)
August 31, 1999
--------------------------------------------------------------------------------

                                                               PAR
                                                              (000)       VALUE
                                                             --------     ------

CORPORATE BONDS (CONT'D)
ENERGY (cont'd)
    Dailey International, Inc.
      Gtd. Sr. Notes, Series B
      9.500% 02/15/08                                        $  800   $  517,000
    Eagle Geophysical, Inc. Co.
      Gtd.
      10.750% 07/15/08(DAGGER)(DAGGER)                          500       95,000
    HS Resources, Inc.
      Sr. Sub. Notes
      9.250% 11/15/06                                           400      396,000
    Plains Resources, Inc.
      Gtd. Sr. Sub. Notes,
      Series B
      10.250% 03/15/06                                          250      251,250
    Pogo Producing Co.
      Sr. Sub. Notes, Cl. B
      8.750% 05/15/07                                           500      470,000
    Pride Petroleum Services, Inc.
      Sr. Notes
      9.375% 05/01/07                                           300      301,500
    Southwest Royalties, Inc.
      Gtd. Sr. Notes, Series B
      10.500% 10/15/04                                          300      144,000
    Wiser Oil Co.
      Gtd. Sr. Sub. Notes
      9.500% 05/15/07                                           250      206,250
                                                                      ----------
                                                                       4,096,500
                                                                      ----------
ENERGY SOURCES (0.8%)
    Key Energy Services, Inc.
      Units 144A
      14.000% 01/15/09                                          750      795,000
    Nuevo Energy Co.
      144A Sr. Sub. Notes
      9.500% 06/01/08                                           250      250,000
                                                                      ----------
                                                                       1,045,000
                                                                      ----------
ENTERTAINMENT (3.1%)
    Ackerley Group, Inc.
      Sr. Sub. Notes (B2, B)
      9.000% 01/15/09                                           250      245,000
    AMC Entertainment, Inc.
      Sr. Sub. Notes
      9.500% 03/15/09                                           500      425,000

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS HIGH YIELD FUND
SCHEDULE OF INVESTMENTS (CONT'D)
August 31, 1999
--------------------------------------------------------------------------------

                                                         PAR
                                                        (000)       VALUE
                                                       --------  ----------

CORPORATE BONDS (CONT'D)
ENTERTAINMENT (cont'd)
    American Skiing Co.
      Sr. Sub. Notes, Series B
      12.000% 07/15/06                                 $  400   $  362,000
    AMF Bowling Worldwide, Inc.
    Gtd. Sr. Discount Notes
      12.250% 03/15/06                                    350      280,000
    Gtd. Sr. Discount Notes,
      Series B
      10.875% 03/15/06(DAGGER)                            459      281,711
    Booth Creek Ski Holdings, Inc.
      Gtd. Sr. Notes, Series B
      12.500% 03/15/07                                    400      336,000
    Florida Panthers Holdings, Inc.
      144A Sr. Sub. Notes
      9.875% 04/15/09                                     250      240,625
    Imax Corp.
      Sr. Notes
      7.875% 12/01/05                                     250      236,875
    KSL Recreation Group, Inc.
      Sr. Sub. Notes
      10.250% 05/01/07                                    500      511,250
    Premier Parks Inc.
      Gtd. Sr. Notes
      9.750% 01/15/07                                     250      256,875
    Premier Parks Inc.
      Sr. Notes
      9.250% 04/01/06                                     250      243,750
    Regal Cinemas, Inc.
      144A Sr. Sub. Notes
      8.875% 12/15/10                                     500      330,000
    SFX Entertainment, Inc.
      144A Sr. Sub. Notes
      9.125% 12/01/08                                     250      236,875
                                                                ----------
                                                                 3,985,961
                                                                ----------
ENVIRONMENTAL SERVICES (0.3%)
    First Wave Marine
      Sr. Notes
      11.000% 02/01/08                                    500      415,000
                                                                ----------
FINANCIAL SERVICES (0.4%)
    Oglebay Norton Co.
      144A Sr. Sub. Notes
      10.000% 02/01/09                                    500      490,000
                                                                ----------

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS HIGH YIELD FUND
SCHEDULE OF INVESTMENTS (CONT'D)
August 31, 1999
--------------------------------------------------------------------------------

                                                              PAR
                                                             (000)      VALUE
                                                            -------   ---------

CORPORATE BONDS (CONT'D)
FOOD & BEVERAGE (3.5%)
    Agrilink Foods, Inc.
      Sr. Sub. Notes
      11.875% 11/01/08                                      $  250   $  255,000
    AmeriServ Food Distribution, Inc.
      Gtd. Sr. Notes
      8.875% 10/15/06                                          250      215,000
    Archibald Candy Corp.
      144A Gtd. Sr. Secured Notes
      10.250% 07/01/04                                         300      298,500
    Carrols Corp.
      144A Sr. Sub. Notes
      9.500% 12/01/08                                          250      215,000
    Delta Beverage Group, Inc.
      Sr. Notes
      9.750% 12/15/03                                          250      253,750
    Eagle Family Foods, Inc.
      Sr. Sub. Notes
      8.750% 01/15/08                                          600      510,000
    Fleming Companies, Inc.
      Sr. Gtd. Sub. Notes, Series B
      10.500% 12/01/04                                         150      142,500
    International Home Foods, Inc.
      Gtd. Sr. Sub. Notes
      10.375% 11/01/06                                         250      269,375
    Luigino's, Inc.
      144A Sr. Sub. Notes
      10.000% 02/01/06                                         500      499,730
    Mrs. Fields' Holding Co., Inc.
      144A Units
      14.000% 12/01/05(DAGGER)                                 200      100,000
    Mrs. Fields' Original Cookies Inc.
      144A Gtd. Sr. Notes, Series A
      10.125% 12/01/04                                         250      229,375
      Gtd. Sr. Notes, Series B
      10.125% 12/01/04                                         150      137,250
    National Wine & Spirits Co.
      Gtd.
      10.125% 01/15/09                                         250      255,000
    New World Pasta Co.
      144A Sr. Sub. Notes
      9.250% 02/15/09                                          500      499,375

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS HIGH YIELD FUND
SCHEDULE OF INVESTMENTS (CONT'D)
August 31, 1999
--------------------------------------------------------------------------------

                                                           PAR
                                                          (000)      VALUE
                                                         --------    -----

CORPORATE BONDS (CONT'D)
FOOD & BEVERAGE (cont'd)
    Pantry, Inc.
      Sr. Sub. Notes
      10.250% 10/15/07                                     $  250   $  248,750
    Premium Standard Farm, Inc.
      Sr. Secured Notes
      11.000% 09/17/03                                        475      427,275
                                                                    ----------
TOTAL FOOD & BEVERAGE                                                4,555,880
                                                                    ----------
HEALTH CARE (2.7%)
    Beverly Enterprises, Inc.
      Gtd. Sr. Notes
      9.000% 02/15/06                                         400      360,000
    Fountain View, Inc. Co.
      Gtd.
      11.250% 04/15/08                                        500      410,000
    Genesis Health Ventures, Inc.
      Sr. Sub. Notes
      9.875% 01/15/09                                         500      305,000
    InSight Health Services, Inc. Co.
      Gtd. Sr. Notes
      9.625% 06/15/08                                         400      379,000
    Integrated Health Services, Inc.
      Sr. Sub. Notes, Series A
      9.500% 09/15/07                                         250       90,000
    Oxford Health Plans, Inc.
      144A Sr. Notes
      11.000% 05/15/05                                        400      414,000
    Paracelsus Healthcare Corp.
      Sr. Sub. Notes
      10.000% 08/15/06                                        250      196,250
    Quest Diagnostic, Inc.
      Sr. Sub. Notes
      10.750% 12/15/06                                        500      549,375
    Tenet Healthcare Corp.
      Sr. Sub. Notes
      8.625% 01/15/07                                         250      240,000
    Triad Hospitals, Inc.
      144A Sr. Sub. Notes
      11.000% 05/15/09                                        500      505,000
                                                                    ----------
                                                                     3,448,625
                                                                    ----------

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS HIGH YIELD FUND
SCHEDULE OF INVESTMENTS (CONT'D)
August 31, 1999
--------------------------------------------------------------------------------

                                                                 PAR
                                                                (000)      VALUE
                                                               --------    -----

CORPORATE BONDS (CONT'D)
INDUSTRIAL GOODS & MATERIALS (1.6%)
    Anchor Lamina, Inc./Anchor
      Lamina America, Inc.
      144A Sr. Sub. Notes
      9.875% 02/01/08                                      $  250   $  225,625
    Golden Ocean Group Ltd.,
      144A Gtd. Sr. Notes
      10.000% 08/31/01                                        657       88,695
    Jordan Industries, Inc.
      Sr. Notes
      10.375% 08/01/07                                        500      488,750
    MMI Products, Inc.
      144A Sr. Sub. Notes, Series B
      11.250% 04/15/07                                        500      507,500
    Morris Materials Handling, Inc.
      144A Sr. Notes
      9.500% 04/01/08                                         250       97,500
    Motors & Gears, Inc.
      Sr. Notes, Series D
      10.750% 11/15/06                                        500      493,750
    Thermadyne Holdings Corp.
      Sr. Discount Debentures
      12.500% 06/01/08(DAGGER)                                250      121,250
                                                                    ----------
                                                                     2,023,070
                                                                    ----------
LEISURE & ENTERTAINMENT (0.4%)
    Hollywood Park, Inc.
      144A Sr. Sub. Notes )
      9.250% 02/15/07                                         500      490,000
                                                                    ----------
METALS & MINING (2.3%)
    Bayou Steel Corp. Co.
      Gtd.  073051AE4
      9.500% 05/15/08                                         500      472,500
    Golden Northwest Aluminum
      First Mortgage Notes
      12.000% 12/15/06                                        400      412,000
    Haynes International, Inc.
      Sr. Notes
      11.625% 09/01/04                                        250      236,250
    Ivaco, Inc.
      Yankee Sr. Notes
      11.500% 09/15/05                                        250      252,500

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS HIGH YIELD FUND
SCHEDULE OF INVESTMENTS (CONT'D)
August 31, 1999
--------------------------------------------------------------------------------

                                                                 PAR
                                                                (000)      VALUE
                                                               --------    -----

CORPORATE BONDS (CONT'D)
METALS & MINING (cont'd)
    Kaiser Aluminum and Chemical, Inc.
      144A Sr. Notes
      10.875% 10/15/06                                       $  250   $  256,250
    Metallurg, Inc.
      Sr. Notes
      11.000% 12/01/07                                          500      488,125
    Weirton Steel Corporation
      Sr. Notes
      11.375% 07/01/04                                          350      350,000
    WHX Corp.
      Sr. Exchange Notes
      10.500% 04/15/05                                          500      476,250
                                                                      ----------
                                                                       2,943,875
                                                                      ----------
OFFICE EQUIPMENT & SUPPLIES (0.3%)
    Knoll, Inc.
      Sr. Sub. Notes
      10.875% 03/15/06                                          325      357,094
                                                                      ----------
PACKAGING/CONTAINERS (0.5%)
    BPC Holding Corporation
      Sr. Secured Notes, Series B
      12.500% 06/15/06                                          400      393,000
    Crown Packaging Enterprises, Ltd.
      Yankee Sr. Secured Discount Notes
      14.000% 08/01/06(DAGGER)                                  775       11,625
    Stone Container Finance Co.
      Yankee Gtd. Sr. Notes
      11.500% 08/15/06                                          250      261,250
                                                                      ----------
                                                                         665,875
                                                                      ----------
PAPER & FOREST PRODUCTS (3.1%)
    Ainsworth Lumber Co. Ltd.
      Yankee Sr. Secured PIK Notes
      12.500% 07/15/07                                          500      553,750
    Bear Island Paper Company, L.L.C./
      Bear Island Finance Company II
      Sr. Secured Notes, Series B
      10.000% 12/01/07                                          400      392,000
    Crown Paper Co.
      Sr. Sub. Notes
      11.000% 09/01/05                                          400      306,000

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS HIGH YIELD FUND
SCHEDULE OF INVESTMENTS (CONT'D)
August 31, 1999
--------------------------------------------------------------------------------

                                                               PAR
                                                              (000)      VALUE
                                                             --------    -----

CORPORATE BONDS (CONT'D)
PAPER & FOREST PRODUCTS (cont'd)
    Gaylord Container Corp.
      Sr. Notes
      9.375% 06/15/07                                       $  600   $  546,000
    MAXXAM Group Holdings, Inc.
      144A Sr. Secured Notes,
      Series B
      12.000% 08/01/03                                         400      408,000
    Printpack, Inc.
      Sr. Sub. Notes, Series B
      10.625% 08/15/06                                         450      428,062
    Repap New Brunswick
      Sr. Yankee Notes
      10.625% 04/15/05                                         450      391,500
    S.D. Warren Co.
      Sr. Sub. Notes
      12.000% 12/15/04                                         400      429,000
    Specialty Paperboard, Inc.
      144A Sr. Notes
      9.375% 10/15/06                                          250      253,750
    Tembec Industries, Inc.
      Sr. Co. Gtd.
      8.625% 06/30/09                                          250      245,000
                                                                     ----------
                                                                      3,953,062
                                                                     ----------
PHARMACEUTICALS (0.4%)
    ICN Pharmaceutical, Inc.
      144A Sr. Notes
      8.750% 11/15/08                                          500      490,000
                                                                     ----------
PUBLISHING & INFORMATION SERVICES (3.7%)
    American Media Operation
      144A Sr. Sub Notes
      10.250% 05/01/09                                         500      486,250
    Big Flower Press Holdings, Inc.
      Sr. Sub. Notes
      8.625% 12/01/08                                          250      233,750
    Gray Communications Systems
      Gtd. Sr. Sub. Notes
      10.625% 10/01/06                                         200      209,500
    Hollinger International Publishing
      Inc. Sr. Sub. Notes
      9.250% 03/15/07                                          250      251,250

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS HIGH YIELD FUND
SCHEDULE OF INVESTMENTS (CONT'D)
August 31, 1999
--------------------------------------------------------------------------------

                                                              PAR
                                                             (000)      VALUE
                                                            --------    -----

CORPORATE BONDS (CONT'D)
PUBLISHING & INFORMATION SERVICES (cont'd)
    InterAct Systems, Inc.
      144A Sr. Discount Notes
      14.000% 08/01/03                                     $  700   $  258,125
    Liberty Group Publishing, Inc.
      Sr. Discount Debentures
      11.625% 02/01/09(DAGGER)                                300      170,625
    Mail-Well, Inc.
      144A Sr. Sub. Notes
      8.750% 12/15/08                                         400      387,000
    Mentus Media Corp.
      144A Sr. Secured Notes
      12.000% 02/01/03                                        591      576,225
    Nebraska Book Co.,
      144A Sr. Sub. Notes
      8.750% 02/15/08                                         500      410,000
    Phoenix Color Corp.
      144A Sr. Sub. Notes
      10.375% 02/01/09                                        500      482,500
    Sun Media Corp.
      Yankee Sr. Sub. Notes
      9.500% 02/15/07                                         194      200,790
    Sun Media Corp. Yankee Sr. Sub. Notes (B1, BB-)
      9.500% 05/15/07                                          65       67,275
    Tri-State Outdoor Media Group, Inc.
      144A Sr. Notes
      11.000% 05/15/08                                        500      501,250
    World Color Press, Inc.
      144A Sr. Sub. Notes
      8.375% 11/15/08                                         500      493,750
                                                                    ----------
                                                                     4,728,290
                                                                    ----------
REAL ESTATE (0.7%)
    HMH Properties, Inc.
      Sr. Notes
      8.450% 12/01/08                                         300      281,250
    Host Marriot Hotel Properties
      Sr. Notes (Ba2, BB)
      7.875% 08/01/05                                         400      371,000
    Intrawest Corp.
      Yankee Sr Notes
      9.750% 08/15/08                                         250      245,000
                                                                    ----------
                                                                       897,250
                                                                    ----------

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS HIGH YIELD FUND
SCHEDULE OF INVESTMENTS (CONT'D)
August 31, 1999
--------------------------------------------------------------------------------

                                                              PAR
                                                             (000)      VALUE
                                                            --------    -----

CORPORATE BONDS (CONT'D)
RESTAURANTS, HOTELS & GAMING (7.7%)
    AFC Enterprises
      Sr. Sub. Notes
      10.250% 05/15/07                                      $  400   $  404,000
    American Restaurant Group, Inc.
      144A Sr. Notes
      11.500% 02/15/03                                         500      453,125
    AmeriKing, Inc.
      Gtd. Sr. Notes
      10.750% 12/01/06                                         400      410,000
    Ameristar Casinos, Inc.
      Gtd. Sr. Sub. Notes,
      Series B
      10.500% 08/01/04                                         500      502,500
    Arogosy Gaming Co.
      144A Sr. Sub. Notes
      10.750% 06/01/09                                         500      515,000
    CapStar Hotel Co.,
      144A Sr. Sub. Notes
      8.750% 08/15/07                                          250      233,437
    Casino Magic of Louisiana Corp.
      Gtd. First Mortgage Notes, Series B
      13.000% 08/15/03                                         600      682,500
    Circus Circus Enterprise
      Sr. Sub. Notes
      9.250% 12/01/05                                          450      453,375
    Coast Hotels & Casino, Inc.
      144A Sr. Sub. Notes
      9.500% 04/01/09                                          250      240,000
    Hard Rock Hotel, Inc.
      144A Sr. Sub. Notes
      9.250% 04/01/05                                          350      316,750
    Harrahs Operating Co. Inc. Co.
      Gtd.  413627A
      7.875% 12/15/05                                          250      237,500
    Harvey Casino Resorts
      Sr. Sub. Notes
      10.625% 06/01/06                                         450      464,625
    Horseshoe Gaming L.L.C.
      Gtd. Sr. Sub. Notes,
      Series B  44075LAF8
      9.375% 06/15/07                                          400      407,500

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS HIGH YIELD FUND
SCHEDULE OF INVESTMENTS (CONT'D)
August 31, 1999
--------------------------------------------------------------------------------

                                                              PAR
                                                             (000)      VALUE
                                                            --------    -----

CORPORATE BONDS (CONT'D)
RESTAURANTS, HOTELS & GAMING (cont'd)
    Isle of Capri Casinos
      144A Sr. Sub Notes
      8.750% 04/15/09                                      $  500   $  465,000
    Louisiana Casino Cruises, Inc.
      Secured 144A
      11.000% 12/01/05                                        500      501,250
    Majestic Star Casino
      144A Secured Notes
      10.875% 07/01/06                                        400      392,000
    Mohegan Tribal Gaming Authority
      Sr. Sub. Notes
      8.750% 01/01/09                                         400      394,000
    Park Place Entertainment, Inc.
      144A Sr. Sub. Notes
      7.875% 12/15/05                                         250      235,625
    Peninsula Gaming L.L.C.
      144A Sr. Notes
      12.250% 07/01/06                                        250      246,875
    Players International, Inc.
      Sr. Notes
      10.875% 04/15/05                                        250      265,000
    Prime Hospitality Corp. Secured
      First Mortgage Notes
      9.250% 01/15/06                                         250      251,562
    Red Roof Inns, Inc.
      Sr. Exchange Notes
      9.625% 12/15/03                                         250      256,250
    Santa Fe Hotel, Inc.
      First Mortgage Notes
      11.000% 12/15/00                                        500      498,750
    Station Casinos, Inc.
      Sr. Sub. Notes
      10.125% 03/15/06                                        500      515,000
    Sun International Hotels Ltd.
      Yankee Gtd. Sr. Sub. Notes
      9.000% 03/15/07                                         400      391,000
    Waterford Gaming L.L.C./Waterford
      Gaming Finance Corp.
      144A Sr. Notes
      9.500% 03/15/10                                         250      249,375
                                                                    ----------
                                                                     9,981,999
                                                                    ----------

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS HIGH YIELD FUND
SCHEDULE OF INVESTMENTS (CONT'D)
August 31, 1999
--------------------------------------------------------------------------------

                                                               PAR
                                                              (000)      VALUE
                                                             --------    -----

CORPORATE BONDS (CONT'D)
RETAIL TRADE (2.1%)
    Advance Holding Corp
      Sr. Discount Debentures, Series B
      12.875% 04/15/09(DAGGER)                              $  500   $  280,000
    County Seat Stores, Inc.
      144A Units
      12.750% 11/01/04(DAGGER)(DAGGER)                         500       45,000
    Finlay Enterprises, Inc.
      Sr. Secured Debentures
      9.000% 05/01/08                                          250      237,500
    Jitney-Jungle Stores of America, Inc.
      Gtd. Sr. Notes
      12.000% 03/01/06                                         250      202,500
    Jo-Ann Stores, Inc.
      144A Sr. Sub Notes
      10.375% 05/01/07                                         250      246,250
    K Mart Corp.
      Debentures
      7.750% 10/01/12                                          500      476,875
    Pathmark Stores,
      Sr. Sub Notes
      9.625% 05/01/03                                          500      509,375
    Pueblo Xtra International, Inc.
      Sr. Notes
      9.500% 08/01/03                                          400      352,000
    Randall's Food Markets, Inc.
      Sr. Sub. Notes, Series B
      9.375% 07/01/07                                          350      382,812
                                                                     ----------
                                                                      2,732,312
                                                                     ----------
STEEL (0.0%)
    Gulf States Steel, Inc.
      First Mortgage Notes
      13.500% 04/15/03(DAGGER)(DAGGER)                         200       36,000
                                                                     ----------
TELECOMMUNICATIONS (21.7%)
    AMSC Acquisition Company, Inc.
      Senior Notes, Series B
      12.250% 04/01/08                                         500      380,000
    Bresnan Communications Co.
      144A Sr. Discount Notes
      9.250% 02/01/09(DAGGER)                                1,000      657,500
      144A Sr. Notes
      8.000% 02/01/09                                          250      247,500

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS HIGH YIELD FUND
SCHEDULE OF INVESTMENTS (CONT'D)
August 31, 1999
--------------------------------------------------------------------------------

                                                             PAR
                                                            (000)       VALUE
                                                           --------  ----------

CORPORATE BONDS (CONT'D)
TELECOMMUNICATIONS (cont'd)
    Call-Net Enterprises, Inc.
      Sr. Discount Notes
      8.000% 05/15/09(DAGGER)                              $  450   $  254,250
      Yankee Sr. Notes
      9.375% 05/15/09                                         400      373,000
    Caprock Communications Corp.
      144A Sr. Notes
      11.500% 05/01/09                                        400      397,000
    Carrier1 144A Units
      13.250% 02/15/09                                        500      507,500
    Charter Communications Holding LLC,
      Sr. Disc. Notes 144A
      8.625% 04/01/09                                         250      237,500
      9.920% 04/01/11                                         500      300,000
    Clearnet Communications, Inc.
      Sr. Discount Notes
      14.750% 12/15/05(DAGGER)                                750      697,500
    Completel Europe NV Unit
      14.000% 02/15/09(DAGGER)                              1,000      510,000
    Covad Communication Group, Inc.
      Sr. Notes 144A
      12.500% 02/15/09                                        250      241,875
    Dobson Sygnet Communications
      Sr. Notes
      12.250% 12/15/08                                        500      527,500
    Dolphin Telecom plc
      144A Sr. Discount Notes
      14.000% 05/15/09(DAGGER)                                500      206,250
    DTI Holdings, Inc.
      144A Sr. Discount Notes
      12.250% 03/01/08(DAGGER)                                600      210,000
    E Spire Communications
      Sr. Discount Notes
      13.000% 11/01/05(DAGGER)                                800      504,000
    Focal Communications Corp.,
      144A Sr. Discount Notes
      12.125% 02/15/08(DAGGER)                                550      313,500
    Global Crossing Holdings, Ltd.
      9.625% 05/15/08                                         250      253,750
    Globalstar L.P./ Globalstar Capital
      Corp. 144A Sr. Notes
      10.750% 11/01/04                                        100       66,000

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS HIGH YIELD FUND
SCHEDULE OF INVESTMENTS (CONT'D)
August 31, 1999
--------------------------------------------------------------------------------

                                                             PAR
                                                            (000)      VALUE
                                                           --------    -----

CORPORATE BONDS (CONT'D)
TELECOMMUNICATIONS (cont'd)
    Globix Corp.
      Sr Regulated Notes
      13.000% 05/01/05                                   $  600   $  550,500
    GST Equipment Funding
      144A Sr. Secured Exchange Notes
      13.250% 05/01/07(DAGGER)                              250      273,125
    GST USA, Inc.
      Gtd. Sr. Discount Exchange Notes
      12.875% 12/15/05                                      500      418,750
    Hermes Europe Railtel
      BV Sr. Notes
      10.375% 01/15/09                                      250      250,000
    Hyperion Telecommunications, Inc.
      Sr. Discount Notes, Series B
      13.000% 04/15/03(DAGGER)                              500      420,000
      Sr. Notes, Series B
      12.250% 09/01/04                                      250      263,750
    ICG Holdings, Inc.
      Gtd. Senior Discount Notes
      11.625% 03/15/07(DAGGER)                              300      216,000
    ICG Services, Inc.
      144A Sr. Discount Notes
      10.000% 02/15/08(DAGGER)                              500      288,750
    Intelcom Group (U.S.A.), Inc.
      Gtd. Sr. Exchangeable Discount Notes
      12.500% 05/01/06(DAGGER)                              800      642,000
    Intercel, Inc.
      Sr. Discount Notes
      12.000% 02/01/06(DAGGER)                              500      428,750
    Intermedia Communications, Inc.
      Sr. Discount Notes
      11.250% 07/15/07(DAGGER)                            1,000      700,000
    International Cabletel, Inc.
      Sr. Notes
      11.500% 02/01/06(DAGGER)                              415      358,975
    ITC Deltacom, Inc.
      144A Sr. Notes
      11.000% 06/01/07                                      163      174,206
    IXC Communications, Inc.
      Sr. Sub. Notes
      9.000% 04/15/08                                       350      345,625

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS HIGH YIELD FUND
SCHEDULE OF INVESTMENTS (CONT'D)
August 31, 1999
--------------------------------------------------------------------------------

                                                              PAR
                                                             (000)      VALUE
                                                            --------    -----

CORPORATE BONDS (CONT'D)
TELECOMMUNICATIONS (cont'd)
    Jordan Telecommunications Products, Inc.
      Sr. Discount Notes, Series B
      11.750% 08/01/07(DAGGER)                             $  400   $  339,500
      Sr. Notes
      9.875% 08/01/07                                         250      244,062
    KMC Telecom Holdings, Inc.
      Sr. Discount Notes
      12.500% 02/15/08(DAGGER)                                500      267,500
    Knology Hldgs., Inc.
      Sr. Discount Notes
      11.875% 10/15/07(DAGGER)                                550      313,500
    Level 3 Communications, Inc.
      Gtd. Sr. Sub. Notes
      8.500% 05/15/08                                         250      245,938
      Sr. Sub. Notes (B2, B)
      8.000% 08/01/08                                         250      245,000
      Sr. Discount Notes
      10.500% 12/01/08(DAGGER)                                500      288,750
    Logix Communications Enterprises
      Sr. Notes
      12.250% 06/15/08                                        500      452,500
    McCaw International Ltd.
      144A Units
      13.000% 04/15/07(DAGGER)                                500      287,500
    McLeodUSA, Inc.
      144A Sr. Sub. Notes
      8.125% 02/15/09                                         250      230,625
    McLeodUSA, Inc.
      Sr. Discount Notes
      10.500% 03/01/07(DAGGER)                                600      462,000
      Sr. Notes
      9.250% 07/15/07                                         300      296,250
    MDC Communications Corp.
      Sr. Sub. Notes
      10.500% 12/01/06                                        400      407,000
    Metromedia Fiber Network, Inc.
      Sr. Notes, Series B
      10.000% 11/15/08                                        500      495,000
    MetroNet Communications Corp.
      Sr. Discount Notes
      10.750% 11/01/07(DAGGER)                                400      319,500
      Sr. Notes
      12.000% 08/15/07                                        400      464,000

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS HIGH YIELD FUND
SCHEDULE OF INVESTMENTS (CONT'D)
August 31, 1999
--------------------------------------------------------------------------------

                                                              PAR
                                                             (000)      VALUE
                                                            --------    -----

CORPORATE BONDS (CONT'D)
TELECOMMUNICATIONS (cont'd)
    MJD Communications, Inc.
      Sr. Sub. Notes
      9.500% 05/01/08                                      $  250   $  249,063
    Nextel Communications, Inc.
      Sr. Discount Notes
      9.750% 08/15/04                                         500      500,000
    Nextel Partners, Inc.
      144A Sr. Discount Notes
      14.000% 02/01/09(DAGGER)                                500      297,500
    Nextlink Communications, Inc.
      144A Sr. Notes
      10.750% 11/15/08                                        250      253,750
      Sr. Discount Notes
      9.450% 04/15/08(DAGGER)                                 500      303,750
    Nextlink Communications, L.L.C./
      Nextlink Capital, Inc.
      Sr. Notes
      12.500% 04/15/06                                        250      272,500
    NTL, Inc.
      144A Sr. Notes
      10.000% 02/15/07                                        250      253,125
    Optel, Inc.
      Sr. Notes
      11.500% 07/01/08                                        350      238,875
    Orbital Imaging Corp.,
      144A Units
      11.625% 03/01/05                                        500      392,500
    Orion Network Systems, Inc.
      Gtd. Sr. Notes
      11.250% 01/15/07                                        300      267,000
    Pac-West Telecomm, Inc.
      144A Sr. Notes
      13.500% 02/01/09                                        250      254,375
    Pagemart Nationwide, Inc.
      Sr. Discount Notes
      15.000% 02/01/05(DAGGER)                                750      706,875
    Pegasus Communications Corp.
      Sr. Notes, Series B
      9.750% 12/01/06                                         500      493,750
    PLD Telekom, Inc.
      144A Sub. Notes
      9.000% 06/01/06                                         230      131,100
      Yankee Co. Gtd. Notes
      14.000% 06/01/04                                      1,010      691,850

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS HIGH YIELD FUND
SCHEDULE OF INVESTMENTS (CONT'D)
August 31, 1999
--------------------------------------------------------------------------------

                                                             PAR
                                                            (000)      VALUE
                                                           --------  ---------

CORPORATE BONDS (CONT'D)
TELECOMMUNICATIONS (cont'd)
    Price Comm Wireless, Inc.
      144A Sr. Sub. Notes
      11.750% 07/15/07                                     $  250   $  274,375
    Primus Telecommunications Group, Inc.
      144A Sr. Notes
      11.250% 01/15/09                                        500      490,000
    Qwest Communications International, Inc.
      Sr. Discount Notes
      9.470% 10/15/07(DAGGER)                                 750      583,125
      Sr. Notes, Series B
      10.875% 04/01/07                                        130      148,038
    RCN Corp.
      Sr. Discount Notes, Series B
      10.000% 10/15/07(DAGGER)                                400      270,000
      Sr. Discount Notes, Series B
      9.800% 02/15/08(DAGGER)                                 300      186,750
      Sr. Notes, Series B
      10.000% 10/15/07                                        400      395,000
    Rhythms Netconnections
      Sr. Discount Notes
      12.750% 05/15/08(DAGGER)                                600      303,000
    RSL Communications plc
      Yankee Co. Gtd.
      10.500% 11/15/08                                        400      377,000
    Startec Global Communications, Inc.
      Sr. Notes
      12.000% 05/15/08                                        400      358,500
    Telewest Communications plc
      Debentures
      9.625% 10/01/06                                         250      253,125
    Teligent Inc.
      Sr. Notes
      11.500% 12/01/07                                        250      240,000
    Time Warner Telecom L.L.C./
      Time Warner Telecom Inc.,
      Sr. Notes
      9.750% 07/15/08                                         500      507,500
    Viatel, Inc.
      Sr. Discount Notes
      12.500% 04/15/08(DAGGER)                                600      372,000

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS HIGH YIELD FUND
SCHEDULE OF INVESTMENTS (CONT'D)
August 31, 1999
--------------------------------------------------------------------------------

                                                              PAR
                                                             (000)      VALUE
                                                            --------    -----

CORPORATE BONDS (CONT'D)
TELECOMMUNICATIONS (cont'd)
    WinStar Communications, Inc.
      Sr. Discount Notes
      14.000% 10/15/05(DAGGER)                             $  500  $   437,500
                                                                   -----------
                                                                    28,075,607
                                                                   -----------
TEXTILES & APPAREL (1.2%)
    Advanced Glass Fiber Yarns
      Sr. Sub. Notes 144A
      9.875% 01/15/09                                         250      236,250
    Bgf Industries, Inc.
      Sr. Sub. Notes 144A
      10.250% 01/15/09                                        250      222,500
    Maxim Group, Inc.
      Gtd. Sr. Sub. Notes, Series B
      9.250% 10/15/07                                         500      426,250
    Phillips Van-Heusen Corp.
      Sr. Sub. Notes
      9.500% 05/01/08                                         250      243,125
    William Carter Company
      Sr. Sub. Notes, Series A
      10.375% 12/01/06                                        450      451,125
                                                                   -----------
                                                                     1,579,250
                                                                   -----------
TRANSPORTATION (1.3%)
    AirTran Airlines, Inc.
      Secured Notes
      10.500% 04/15/01                                        250      245,938
    Atlantic Express Transportation Corp.
      Gtd. Sr. Secured Notes
      10.750% 02/01/04                                        250      245,000
    Canadian Airlines Corp.
      Yankee Sr. Notes
      12.250% 08/01/06                                        250      162,500
    Kitty Hawk, Inc.
      Sr. Notes
      9.950% 11/15/04                                         250      245,000
    Pegasus Shipping (Hellas) Ltd.
      144A Gtd. First Preferred
      Mortgage Notes, Series A
      11.875% 11/15/04                                        500      200,000
    Trans World Airlines
      Sr. Notes
      11.375% 03/01/06                                        500      325,000

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS HIGH YIELD FUND
SCHEDULE OF INVESTMENTS (CONT'D)
August 31, 1999
--------------------------------------------------------------------------------

                                                        PAR
                                                       (000)      VALUE
                                                      -----     --------

CORPORATE BONDS (CONT'D)
TRANSPORTATION (cont'd)
    Transportation Manufacturing
      Operations, Inc.,
      144A Sr. Sub. Notes
      11.250% 05/01/09                               $  250   $    243,750
                                                              ------------
                                                                 1,667,188
                                                              ------------
WASTE MANAGEMENT (0.6%)
    Allied Waste North America,
      Series B
      7.875% 01/01/09                                   500        455,000
    Waste Systems International, Inc.
      144A Conv. Sub. Notes
      7.000% 05/13/05                                   400        348,000
                                                              ------------
                                                                   803,000
                                                              ------------
TOTAL CORPORATE BONDS (Cost $124,587,886)                     $116,320,052
                                                              ------------

ASSET BACKED SECURITY (0.4%)
    Airplanes Pass Through Trust
      Series 1, Class D
      10.875% 03/15/19                               $  600   $    572,922
                                                              ------------
      (Cost $600,000)

                                                     NUMBER
                                                    OF SHARES
                                                  -------------
RIGHTS & WARRANTS (0.9%)
BROADCASTING (0.0%)
    Australis Holdings Pty. Ltd.
      Strike $0.01 expires 10/30/01                     294       $      3
                                                                  --------
CABLE (0.5%)
    DIVA Systems Corp.(DAGGER)(DAGGER)(DAGGER)
      Strike $0.01 expires May 2006                   2,250        544,500
    DIVA Systems Corp.(DAGGER)(DAGGER)(DAGGER)
      Strike $0.01 expires May 2006                   7,581         60,648
                                                                  --------
TOTAL CABLE                                                        605,148
                                                                  --------
CHEMICALS (0.3%)
    Uniroyal Technology Corp.
      Strike $4.375 expires 06/01/03                 43,500        369,750
                                                                  --------
CONSTRUCTION & BUILDING MATERIALS (0.0%)
    Capital Pacific Holdings Group, Inc.             12,640         6,320
                                                                 --------

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS HIGH YIELD FUND
SCHEDULE OF INVESTMENTS (CONT'D)
August 31, 1999
--------------------------------------------------------------------------------

                                                             PAR
                                                            (000)      VALUE
                                                           --------    -----
RIGHTS & WARRANTS (CONT'D)
CONSUMER PRODUCTS & SERVICES (0.0%)
    Signature Brands USA, Inc.
      Strike $6.25 expires 08/15/02                          250     $        0
                                                                     ----------
ENERGY (0.0%)
    Key Energy Services Inc.
      Strike $4.88 expires 01/15/09                          750         11,344
                                                                     ----------
INDUSTRIAL GOODS & MATERIALS (0.0%)
    Golden Ocean Group, Ltd.
      Strike $46.20 expires 08/31/01                         438              9
                                                                     ----------
PUBLISHING & INFORMATION SERVICES (0.0%)
    InterAct Systems, Inc.
      Strike $0.01 expires 08/01/03                          700              0
    Mentus Media Corp. 144A(DAGGER)(DAGGER)(DAGGER)
      Strike $0.01 expires 02/01/08                        1,391             14
    Source Media Inc.
      Strike $11.00 expires 06/23/00                       5,587         25,144
                                                                     ----------
                                                                         25,158
                                                                     ----------
TELECOMMUNICATIONS (0.1%)
    American Mobile Satellite Corporation
      Strike $12.51 expires 04/01/08                         500         35,000
    Ampex Corp. 144A
      Strike $2.25 expires 03/15/03                       17,000         14,960
    DTI Holdings, Inc. 144A
      Strike $0.01 expires 03/01/08                        3,000             30
    Globalstar, L.P.
      Strike $17.39 expires 02/15/04                         200         26,000
    KMC Telecom Holdings, Inc.
      Strike $0.22 expires 04/15/08                          500         12,500
    McCaw International Ltd.
      Strike $36.45 expires 04/15/07                         500          1,250
    Orbital Imaging Corp.
      Strike $1.00 expires 03/01/05                          500         10,000
    PLD Telekom, Inc.
      Strike $1.00 expires June 2004                       1,010          5,050
    Primestar Inc. General Motors Cl.
      H Stock Appreciation Rts
      Strike $47.00 expires May 2000                       3,828         35,998
    Startec Global Communications
      Strike $24.20 expires 05/15/08                         400            400
                                                                     ----------
                                                                        141,188
                                                                     ----------
TOTAL RIGHTS & WARRANTS (Cost $430,305)                              $1,158,920
                                                                     ----------

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS HIGH YIELD FUND
SCHEDULE OF INVESTMENTS (CONT'D)
August 31, 1999
--------------------------------------------------------------------------------

                                                              PAR
                                                             (000)     VALUE
                                                           --------  --------

COMMON STOCKS (1.4%)
COMPUTERS, SOFTWARE & SERVICES (0.3%)
    Globix Corp.                                            2,112   $  101,508
    Verio, Inc.                                             9,858      366,594
                                                                    ----------
                                                                       468,102
                                                                    ----------
CONSUMER PRODUCTS & SERVICES (0.1%)
    Coinstar Inc.                                           3,671       84,892
                                                                    ----------
PACKAGING/CONTAINERS (0.0%)
    Crown Packaging Enterprises, Ltd.                     100,847        1,008
                                                                    ----------
TELECOMMUNICATIONS (1.0%)
    Advanced Radio Telecom Corp.                           10,117      110,655
    AT&T Canada, Inc.                                         685       41,577
    E Spire Communications, Inc.                           21,253      170,024
    Intermedia Communications, Inc.                         2,421       62,946
    Loral Space and Communications Ltd.                       181        3,326
    Microcell Telecommunications, Inc.                      3,436       35,219
    Price Communications Corp.                             40,269      830,561
                                                                    ----------
                                                                     1,254,308
                                                                    ----------
TOTAL COMMON STOCKS (Cost $605,604)                                $ 1,808,310
                                                                    ----------

PREFERRED STOCKS (2.9%)
AEROSPACE/DEFENSE (0.7%)
    GPA Group plc Convertible
      Cumulative Second Preference
      Shares 7.00%                                      1,750,000   $  910,000
                                                                    ----------
CABLE (0.0%)
    DIVA Systems Corporation,
      Series C                                             11,890       35,670
                                                                    ----------
CELLULAR/WIRELESS COMMUNICATIONS (0.2%)
    Rural Cellular Corp. 144A PIK
      11.375%                                               2,859      283,781
                                                                    ----------
INDUSTRIAL (0.3%)
    International Utility Structures Inc.
      13.00%                                                  707       66,682
    International Utility Structures Inc.,
      Units 13.00%                                          3,492      332,661
                                                                    ----------
                                                                       399,343
                                                                    ----------
PUBLISHING & INFORMATION SERVICES (0.1%)
    Source Media Inc. 144A PIK
      13.50%                                               12,617      126,180
                                                                    ----------

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS HIGH YIELD FUND
SCHEDULE OF INVESTMENTS (CONT'D)
August 31, 1999
--------------------------------------------------------------------------------

                                                              PAR
                                                             (000)     VALUE
                                                            ------  ----------

PREFERRED STOCKS (CONT'D)
RESTAURANTS, HOTELS & GAMING (0.1%)
    AmeriKing, Inc. 13.00% Cum.
      Exchangeable                                          6,659   $   94,891
                                                                    ----------
TELECOMMUNICATIONS (1.5%)
    Classic Communications Inc                              3,000       50,010
    E Spire Communications Inc.
      Jr. PIK 12.75%                                        1,200      528,000
    Hyperion Telecommunications, Inc.
      12.875% Sr. Exch. Redeemable,
      Series B                                                  7        6,283
    Intermedia Communications Inc.
      144A 7.00% Jr. Convertible,
      Series E                                             20,000      510,000
    Nextel Communications, Inc.
      13.00% Exchangeable,
      Series D PIK                                            318      344,235
    NEXTLINK Communications, Inc.
      144A 14.00% Sr. Exchangeable PIK                      8,463      425,277
                                                                    ----------
                                                                     1,863,805
                                                                    ----------
TOTAL PREFERRED STOCKS (Cost $3,903,185)                            $3,713,670
                                                                    ----------
                                                             PAR
                                                            (000)
                                                           ------
SHORT-TERM INVESTMENT (1.3%)
    BBH grand Cayman U.S. Dollar Time Deposit
      4.500% 09/01/99  09/01/99                            $1,620  $  1,620,000
                                                                   ------------
      (Cost $1,620,000)

TOTAL INVESTMENTS (97.0%) (Cost $131,746,980*)                     $125,193,874

OTHER ASSETS IN EXCESS OF LIABILITIES (3.0%)                          3,959,035
                                                                   ------------
TOTAL NET ASSETS (100.0%)                                          $129,152,909
                                                                   ============
  * Also cost for Federal income tax purposes at August 31, 1999. The gross appreciation (depreciation) on a tax basis is as follows:
        Gross Appreciation                                         $  5,380,428
        Gross Depreciation                                         (11,933,534)
                                                                   ------------
        Net Depreciation                                           $  6,553,106
                                                                   ============

(DAGGER)  Step Bond-- The  interest  rate as of August 31,  1999 is 0% and will reset to  interest  rate shown at a future date.
(DAGGER)(DAGGER)   Security in default.
(DAGGER)(DAGGER)(DAGGER)    Illiquid Security.

                            INVESTMENT ABBREVIATIONS
                                PIK = PAY IN KIND


                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS MUNICIPAL BOND FUND
SCHEDULE OF INVESTMENTS
August 31, 1999
--------------------------------------------------------------------------------

                                                              PAR
                                                             (000)      VALUE
                                                            --------    -----

MUNICIPAL BONDS (76.0%)
CALIFORNIA (11.4%)
    California State GO
      6.300% 09/11/11                                       $  670   $  743,700
    California State GO
      5.125% 10/01/17                                          825      793,031
    Los Angeles CA, Department of Water &
      Power Water RB
      4.500% 05/15/23                                          705      588,675
    San Diego CA Convention Center Expansion
      Financing Authority,
      Series A
      4.750% 04/01/28                                          535      456,087
                                                                     ----------
TOTAL CALIFORNIA                                                      2,581,493
                                                                     ----------
COLORADO (2.8%)
    Colorado Springs CO,
      Utility RB
      5.875% 11/15/17                                          595      629,956
                                                                     ----------
FLORIDA (5.9%)
    Jacksonville FL, Electric Authority
      RB, 2nd Installment
      6.000% 07/01/12                                          610      639,737
    Tallahassee FL, Electric RB,
      First Lien
      6.100% 10/01/06                                          670      698,475
                                                                     ----------
                                                                      1,338,212
                                                                     ----------
ILLINOIS (5.9%)
    Chicago Illinois GO,
      Series 1993
      5.250% 01/01/18                                          705      665,344
    Illinois State Sales Tax RB,
      Series Q
      5.750% 06/15/14                                          650      658,937
                                                                     ----------
                                                                      1,324,281
                                                                     ----------
INDIANA (0.1%)
    Indianapolis IN, Public
      Improvement Board RB
      6.000% 01/10/03                                           25       25,781
                                                                     ----------
LOUISIANA (3.1%)
    New Orleans LA, Home Mortgage Authority SOB
      6.250% 01/15/11                                          635      693,737
                                                                     ----------

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS MUNICIPAL BOND FUND
SCHEDULE OF INVESTMENTS (CONT'D)
August 31, 1999
--------------------------------------------------------------------------------

                                                              PAR
                                                             (000)      VALUE
                                                            --------    -----

MUNICIPAL BONDS (CONT'D)
MARYLAND (4.3%)
    Maryland State Transportation
      Authority Project RB
      6.800% 07/01/16                                      $  850   $  962,625
                                                                    ----------
MASSACHUSETTS (2.7%)
    Massachusetts State Water
      Resources Authority RB,
      Series B
      5.000% 12/01/25                                         660      586,575
    Massachusetts State Water
      Resources Authority, General
      RB, Series 92A
      6.500% 07/15/19                                          20       21,950
                                                                    ----------
                                                                       608,525
                                                                    ----------
NEW YORK (26.3%)
    Metropolitan Transit Authority
      Commuter Facilities RB,
      Series A
      5.000% 07/01/23                                         600      543,000
    New York State Dormitory
      Authority RB (Elizabeth Church
      Manor Nursing Home)
      5.400% 08/01/23                                          55       53,075
    New York State Dormitory
      Authority RB (Episcopal Health
      Services)
      7.550% 08/01/29                                         435      448,041
    New York State Dormitory
      Authority RB (Judicial Facilities Lease)
      7.375% 07/01/16                                          40       47,150
    New York State Dormitory
      Authority RB (Park Ridge
      Housing Inc. Project)
      7.850% 02/01/29                                         530      539,158
    New York State Local Government
      Assistance Corp. RB,
      Series B
      4.875% 04/01/20                                         580      516,925
    New York State Power Authority
      General Purpose RB,
      Series R
      7.000% 01/01/10                                         360      413,550

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS MUNICIPAL BOND FUND
SCHEDULE OF INVESTMENTS (CONT'D)
August 31, 1999
--------------------------------------------------------------------------------

                                                               PAR
                                                              (000)      VALUE
                                                             --------    -----

MUNICIPAL BONDS (CONT'D)
NEW YORK (cont'd)
    New York State Throughway Authority
      General RB, Series B
      5.000% 01/01/20                                        $  30    $  27,450
    New York, NY Municipal Water Finance Authority
      Water & Sewer System RB,
      Series B
      5.125% 06/15/30                                          295      265,131
    New York, NY Municipal Water Finance Authority
      Water & Sewer System RB,
      Series D
      4.875% 06/15/21                                          400      353,500
    New York, NY Prerefunded GO,
      Series D
      8.000% 08/01/01                                          605      656,425
    New York, NY Prerefunded GO,
      Series D
      6.000% 02/15/05                                            5        5,369
    New York, NY Prerefunded GO,
      Series H
      7.200% 02/01/02                                          530      572,400
    New York, NY Transitional Finance Authority RB
      (Future Tax Secured), Series B
      4.750% 11/15/14                                           35       32,244
    New York, NY Unrefunded
      Balance GO, Series D
      8.000% 08/01/03                                           45       48,487
    New York, NY Unrefunded Balance GO, Series D (A3, A-)
      6.000% 02/15/25                                           10       10,112
    New York, NY Unrefunded Balance
      GO, Series H
      7.200% 02/01/13                                           70       74,550
    Suffolk County NY Water Authority,
      Waterworks RB, Series V
      6.750% 06/01/12                                          580      653,225
    Triborough Bridge and Tunnel Authority,
      NY General Purpose
      RB, Series A
      5.200% 01/01/20                                          730      686,200
                                                                     ----------
                                                                      5,945,992
                                                                     ----------
PUERTO RICO (3.3%)
    Commonwealth of Puerto Rico GO
      5.400% 07/01/07                                          730      755,550
                                                                     ----------

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS MUNICIPAL BOND FUND
SCHEDULE OF INVESTMENTS (CONT'D)
August 31, 1999
--------------------------------------------------------------------------------

                                                             PAR
                                                            (000)      VALUE
                                                           --------    -----

MUNICIPAL BONDS (CONT'D)
SOUTH DAKOTA (0.1%)
    Heartland Consumers Power
      District, SD Electric RB
      6.375% 01/01/16                                      $  25    $    26,719
                                                                    -----------
TENNESSEE (0.1%)
    Metropolitan Government of
      Nashville and Davidson County,
      TN Water and Sewer RB
      Series A
      4.750% 01/01/22                                         30         25,988
                                                                    -----------
VIRGIN ISLANDS (3.1%)
    Virgin Islands Public Finance
      Authority RB
      7.700% 10/01/99                                        690        706,008
                                                                    -----------
VIRGINIA (3.3%)
    Fairfax County, VA
      Redevelopment & Housing
      Authority (Island Walk Proj.),
      Mortgage RB
      7.100% 04/01/19                                        630        740,250
                                                                    -----------
WASHINGTON (3.6%)
    King County, WA GO, Series A
      6.200% 01/01/24                                         40         43,250
    Seattle, WA Municipal Light &
      Power RB
      5.125% 07/01/22                                        100         93,000
    Seattle, WA Water System RB
      5.250% 12/01/23                                        735        686,306
                                                                    -----------
                                                                        822,556
                                                                    -----------
TOTAL MUNICIPAL BONDS (Cost $16,817,122)                            $17,187,673
                                                                    -----------

CORPORATE BONDS (8.0%)
BANKING (1.7%)
    Bangko Sentral Pilipinas,
      Yankee Bonds
      8.600% 06/15/27                                        105         81,113
    Bay View Capital Corp.
      Sub. Notes
      9.125% 08/15/07                                         65         60,125

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS MUNICIPAL BOND FUND
SCHEDULE OF INVESTMENTS (CONT'D)
August 31, 1999
--------------------------------------------------------------------------------

                                                            PAR
                                                           (000)      VALUE
                                                          --------    -----

CORPORATE BONDS (CONT'D)
BANKING (cont'd)
    Export-Import Bank of Korea,
      Global Bonds
      6.500% 02/10/02                                     $  25    $  24,250
    Export-Import Bank of Korea,
      Yankee Notes
      6.500% 05/15/00                                        50       49,625
    First Republic Bank Sub. Notes
      7.750% 09/15/12                                        25       22,938
    Fuji JGB Investment L.L.C.,
      Noncumulative Preferred
      Securities, Series A
      9.870% 12/30/99                                        45       44,325
    Fuji Finance (Cayman), Ltd.
      Perpetual Sub. Notes
      6.573%(DAGGER)(DAGGER)(DAGGER)                        120      103,800
                                                                   ---------
                                                                     386,176
                                                                   ---------
BROADCASTING (0.5%)
    Fox/Liberty Networks L.L.C.,
      Registered Sr. Notes
      8.875% 08/15/07                                       105      106,575
                                                                   ---------
CABLE (0.6%)
    CSC Holdings Inc.,
      Sr. Notes
      7.875% 12/15/07                                        80       77,600
    CSC Holdings Inc., Sr. Notes (Ba2, BB+)
      7.250% 07/15/08                                        20       18,550
    Diamond Cable Communications
      plc, Yankee Sr. Discount Notes
      10.750% 02/15/07(DAGGER)                               50       38,250
                                                                   ---------
                                                                     134,400
                                                                   ---------
HEALTH CARE (0.2%)
    Columbia/HCA Healthcare Corp.,
      Debentures
      8.360% 04/15/24                                        50       44,750
                                                                   ---------
PAPER & FOREST PRODUCTS (0.0%)
    P.T. Indah Kiat Pulp & Paper Corp.,
      Sr. Secured Notes
      8.875% 11/01/00                                        15       13,232
                                                                   ---------
RETAIL (0.6%)
    K Mart Corp. Notes
      7.950% 02/01/23                                        25       23,219

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS MUNICIPAL BOND FUND
SCHEDULE OF INVESTMENTS (CONT'D)
August 31, 1999
--------------------------------------------------------------------------------

                                                           PAR
                                                          (000)      VALUE
                                                         --------    -----

CORPORATE BONDS (CONT'D)
RETAIL (cont'd)
    K Mart Corp. Pass Through
      Certificates, Series 1995
      Class K3
      8.540% 01/02/15                                      $  103   $  106,156
                                                                    ----------
TOTAL RETAIL                                                           129,375
                                                                    ----------
TELECOMMUNICATIONS (1.1%)
    CenCall Communications Corp.
      Sr. Discount Notes
      10.125% 01/15/04                                         25       25,500
    LCI International, Inc.
      Senior Notes
      7.250% 06/15/07                                          40       38,400
    Nextel Communications, Inc.
      Sr. Discount Notes
      9.750% 08/15/04                                         130      130,000
    Paging Network, Inc.,
      Sr. Sub. Notes
      8.875% 02/01/06                                          10        5,500
    Paging Network, Inc., Sr. Sub. Notes   (B2, B)
      10.125% 08/01/07                                         50       28,125
    Paging Network, Inc., Sr. Sub. Notes   (B2, B)
      10.000% 10/15/08                                         35       19,688
                                                                    ----------
                                                                       247,213
                                                                    ----------
TRANSPORTATION (1.9%)
    Continental Airlines, Inc.
      Sr. Notes
      9.500% 12/15/01                                         105      109,463
    Grupo Transportacion Ferroviaria
      Mexicana, S.A. de CV
      144A Gtd. Sr. Discount Notes
      11.750% 06/15/09(DAGGER)                                110       57,475
    Northwest Airlines, Inc.,
      Gtd. Notes
      7.625% 03/15/05                                         200      182,250
    US Airways, Inc.,
      Gtd. Sr. Notes
      9.625% 02/01/01                                          95       95,935
                                                                     ---------
                                                                       445,123
                                                                     ---------

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS MUNICIPAL BOND FUND
SCHEDULE OF INVESTMENTS (CONT'D)
August 31, 1999
--------------------------------------------------------------------------------

                                                             PAR
                                                            (000)      VALUE
                                                           --------    -----

CORPORATE BONDS (CONT'D)
UTILITIES (1.4%)
    Beaver Valley Funding Corp.
      Secured Lease Obligation Bonds
      9.000% 06/01/17                                       $  140   $  148,225
    Connecticut Light and Power Co.
      First Mortgage Bonds,
      Series C
      7.750% 06/01/02                                           85       85,956
      Series D
      7.875% 10/01/24                                           10       10,150
    North Atlantic Energy Corp.,
      Secured First Mortgage Notes,
      Series A
      9.050% 06/01/02                                           69       69,086
                                                                     ----------
                                                                        313,417
                                                                     ----------
TOTAL CORPORATE BONDS (Cost $1,899,919)                              $1,820,261
                                                                     ----------

FOREIGN BONDS (2.0%)
    Republic of Colombia,
      Yankee Notes
      9.705% 11/13/99                                           75       65,625
    Republic of Philippines Global
      Bonds
      9.875% 01/15/19                                           60       56,775
    Republic of Poland,
      Past Due Interest Bonds
      5.000% 10/27/14                                          310      270,863
    United Mexican States,
      Global Bonds
      11.500% 05/15/26                                          50       54,313
                                                                     ----------
TOTAL FOREIGN BONDS (Cost $460,074)                                  $  447,576
                                                                     ----------

U.S. TREASURY OBLIGATIONS (1.6%)
    U.S. Treasury Notes
      7.250% 05/15/04                                          140      147,004
      6.250% 02/15/07                                          135      135,472
    U.S. Treasury Bonds
      8.000% 11/15/21                                           75       88,312
                                                                     ----------
    TOTAL U.S. TREASURY OBLIGATIONS (Cost $380,947)                  $  370,788
                                                                     ----------

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS MUNICIPAL BOND FUND
SCHEDULE OF INVESTMENTS (CONT'D)
August 31, 1999
--------------------------------------------------------------------------------

                                                            PAR
                                                           (000)      VALUE
                                                          ------   -----------

PREFERRED STOCKS (4.4%)
    Blackrock Insured Municipal,
      Series M7
      3.190%(DAGGER)(DAGGER)                                   10   $   250,000
    California Federal Capital Corp.,
      Series A
      9.125%                                                5,725       142,409
    Nuveen Insured Municipal
      Opportunity, Series W Pfd.
      3.200%(DAGGER)(DAGGER)                                    8       200,000
    Nuveen Insured Premium
      Income 2, Series W Pfd.
      3.000%(DAGGER)(DAGGER)                                    8       200,000
    Nuveen Maryland Premium
      Income 2, Series W Pfd.
      3.000%(DAGGER)(DAGGER)                                    8       200,000
                                                                    -----------
TOTAL PREFERRED STOCKS (Cost $996,417)                              $   992,409
                                                                    -----------
                                                             PAR
                                                            (000)
                                                            --------
SHORT-TERM INVESTMENT (7.5%)
    BBH Grand Cayman U.S. Dollar Time Deposit
      4.500% 09/01/99                                      $1,702   $ 1,702,000
                                                                    -----------
      (Cost $1,702,000)

TOTAL INVESTMENTS (99.5%) (Cost $22,256,479*)                       $22,520,707

OTHER ASSETS IN EXCESS OF LIABILITIES (0.5%)                            113,493
                                                                    -----------
TOTAL NET ASSETS (100.0%)                                           $22,634,200
                                                                    ===========

   * Cost for Federal income tax purposes at August 31, 1999 is $22,257,927. The gross appreciation (depreciation) on a tax basis is as follows:

        Gross Appreciation                                            $ 725,662
        Gross Depreciation                                             (462,882)
                                                                      ---------
        Net Appreciation                                              $ 262,780
                                                                      =========

(DAGGER)  Step Bond -- The  interest  rate as of August 31,  1999 is 0% and will reset to interest rate shown at a future date. (DAGGER)(DAGGER) Variable Rate Obligation -- The rate shown is the rate as of
                                              August 31, 1999.
(DAGGER)(DAGGER)(DAGGER)  Securities have no stated maturity  date.

   The Moody's Investors Service, Inc. and Standard & Poor's Ratings Group ratings indicated are the most recent rating available at August 31, 1999 and are unaudited.

                             INVESTMENT ABBREVIATIONS
                            GO =   GeneralObligations
                            RB =   Revenue Bond
                           SOB =   Special Obligations Bond

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS STRATEGIC GLOBAL FIXED INCOME FUND
SCHEDULE OF INVESTMENTS
August 31, 1999
--------------------------------------------------------------------------------

                                                            PAR
                                                           (000)       VALUE
                                                            -----   ----------

INTERNATIONAL BONDS (51.6%)
ARGENTINA (0.1%)
      Argentina Bocon,
        Series Pr
        2.880% 04/01/07(DAGGER)                            $   50   $    33,546
                                                                    -----------
ARUBA (0.4%)
      Sanwa Bank Ltd.
        Global Sub. Notes
        8.350% 07/15/09                                       100       100,125
                                                                    -----------
CANADA (3.8%)
      Government of Canada
      Debenture
        7.000% 12/01/06                                CND    250       179,605
        6.000% 06/01/08                                     1,250       851,199
                                                                    -----------
                                                                      1,030,804
                                                                    -----------
CHILE (0.2%)
        Empresa Nacional de Electricidad
        8.125%(DAGGER)(DAGGER)(DAGGER)                     $   55        44,962
                                                                    -----------
COLOMBIA (0.2%)
      Republic of Colombia,
        Yankee Notes
        12.471% 08/13/05(DAGGER)                               55        48,125
                                                                    -----------
DENMARK (2.6%)
      Kingdom of Denmark Government
        Bonds
        6.000% 11/15/09                                DKK  4,800       713,978
                                                                    -----------
ECUADOR (0.0%)
      Republic of Ecuador
        Past Due Interest Notes
        3.750% 02/29/00(DAGGER)                            $   12         2,729
      Republic of Ecuador Past Due
       Interest Notes (B3, NR)
        3.750% 02/27/15(DAGGER)                                17         4,093
                                                                    -----------
                                                                          6,822
                                                                    -----------
FINLAND (0.2%)
      Okobank Perpetual
        Medium Term FRN
        5.598%(DAGGER)/(DAGGER)(DAGGER)(DAGGER)                60        57,300
                                                                    -----------
FRANCE (8.8%)
      L'Auxiliare du Credit Foncier de
        France Gtd. Notes
        5.000% 09/25/02(DAGGER)                               125       121,250

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS STRATEGIC GLOBAL FIXED INCOME FUND
SCHEDULE OF INVESTMENTS (CONT'D)
August 31, 1999
--------------------------------------------------------------------------------

                                                            PAR
                                                            (000)      VALUE
                                                           ------      -----

INTERNATIONAL BONDS (CONT'D)
FRANCE (cont'd)
      Republic of France Treasury Bonds
        7.500% 04/25/05                              EUR   $  549   $   667,434
        5.250% 04/25/08                                     1,500     1,618,397
                                                                    -----------
                                                                      2,407,081
                                                                    -----------
GERMANY (11.7%)
      Deutsche Bank Financial
        144A Pfd.
        6.000% 07/04/07                              EUR    2,776     3,143,704
      Federal Republic of Germany
        Eurobonds
        7.872% 12/29/49                                        55        51,668
                                                                    -----------
                                                                      3,195,372
                                                                    -----------
JAPAN (0.4%)
      Fuji Finance (Cayman), Ltd.
        Medium Term Notes
        7.300%(DAGGER)/(DAGGER)(DAGGER)(DAGGER)            $   50        43,500
        Perpetual Sub. FRN
        6.573%(DAGGER)/(DAGGER)(DAGGER)(DAGGER)                80        69,200
                                                                    -----------
                                                                        112,700
                                                                    -----------
MAURITIUS (0.1%)
      P.T. Indah Kiat Pulp & Paper Corp.
        Sr. Secured Notes
        10.000% 07/01/07                                       45        27,900
                                                                    -----------
MEXICO (0.6%)
      Grupo Transportacion Ferroviaria
        Mexicana, S.A. de CV
        144A Gtd. Sr. Discount Notes
        11.750% 06/15/09#                                      70        36,575
      United Mexican States Global
        Bonds
        11.500% 05/15/26                                      120       130,350
                                                                    -----------
                                                                        166,925
                                                                    -----------
NETHERLANDS (4.2%)
      Kingdom of Netherlands
        Government Bonds
        5.750% 01/15/04                              EUR    1,021     1,137,183
                                                                    -----------
PHILIPPINES (0.6%)
      Bangko Sentral Pilipinas
        Yankee Bonds
        8.600% 06/15/27                                    $   55        42,487

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS STRATEGIC GLOBAL FIXED INCOME FUND
SCHEDULE OF INVESTMENTS (CONT'D)
August 31, 1999
--------------------------------------------------------------------------------

                                                            PAR
                                                           (000)       VALUE
                                                           ------   ----------

INTERNATIONAL BONDS (CONT'D)
PHILIPPINES (cont'd)
      Republic of Philippines
        Global Bonds
        9.875% 01/15/19                                    $  125       118,281
                                                                    -----------
                                                                        160,768
                                                                    -----------
POLAND (1.0%)
      Republic of Poland,
        Past Due Interest Bonds
        5.000% 10/27/14(DAGGER)(DAGGER)                        20        17,475
      Republic of Poland, Past Due Interest
       Bonds (Baa3, BBB)
        5.000% 10/27/14(DAGGER)(DAGGER)                       305       266,494
                                                                    -----------
                                                                        283,969
                                                                    -----------
SOUTH KOREA (0.4%)
      Korea Electric Power,
        Yankee Debentures
        7.000% 02/01/27                                        55        50,050
      Korea Electric Power,
        Global Unsubordinated Notes
        6.375% 12/01/03                                        20        18,700
      Korea Electric Power,
        Yankee Notes
        7.000% 10/01/02                                        45        43,706
                                                                    -----------
                                                                        112,456
                                                                    -----------
SUPRANATIONAL (8.3%)
      European Investment Bank
        Eurobonds
        5.000% 04/15/08                              EUR      516       539,297
      International Bank for
        Reconstruction & Development
        Japanese Yen Global Bonds
        5.250% 03/20/02                              JPY  170,000     1,739,281
                                                                    -----------
                                                                      2,278,578
                                                                    -----------
SWEDEN (0.8%)
      Skandinaviska Enskilda Banken
        AB Perpetual Sub. FRN
        7.500%(DAGGER)/(DAGGER)(DAGGER)(DAGGER)            $  250       230,000
                                                                    -----------
UNITED KINGDOM (7.2%)
        U.K. Treasury Gilt Bonds
        7.500% 12/07/06                              GBP    1,100     1,964,960
                                                                    -----------
TOTAL INTERNATIONAL BONDS (Cost $14,816,671)                        $14,113,554
                                                                    -----------

                 See Accompanying Notes to Financial Statements.

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WARBURG PINCUS STRATEGIC GLOBAL FIXED INCOME FUND
SCHEDULE OF INVESTMENTS (CONT'D)
August 31, 1999
--------------------------------------------------------------------------------

                                                            PAR
                                                           (000)       VALUE
                                                           ------   ----------

U.S. BONDS (44.9%)
CORPORATE BONDS (17.4%)
AEROSPACE/DEFENSE EQUIPMENT (0.1%)
      Sequa Corp. Senior Notes
        9.000% 08/01/09                                    $   20   $    19,700
                                                                    -----------
AUTOMOTIVE (0.2%)
      Delco Remy International, Inc.
        Gtd. Sr. Sub Notes
        10.625% 08/01/06                                       10        10,462
      Hayes Lemmerz International, Inc.
        Sr. Sub Notes
          9.125% 07/15/07                                       5         4,962
        Sr. Sub Notes
          8.250% 12/15/08                                      15        14,025
      Lear Corp. 144A
        Sr. Notes
        7.960% 05/15/05                                        15        14,775
      Oxford Automotive, Inc.
        Gtd. Sr. Sub. Notes
        10.125% 06/15/07                                       10        10,000
                                                                    -----------
                                                                         54,224
                                                                    -----------
BANKING (1.1%)
      Bay View Capital Corp.
        Sub. Notes
        9.125% 08/15/07                                        65        60,125
      Chase Manhattan Bank Corp.
        Sub. Notes
        6.500% 08/01/05                                        10         9,737
        6.750% 09/15/06                                        20        19,275
        7.250% 06/01/07                                        20        19,975
      Citicorp Sub. Notes, Series F
        6.375% 11/15/08                                        65        60,694
      Credit Lyonnais
        Perpetual Sub. Variable Rate
        Notes, Rule 144A
        6.438%(DAGGER)/(DAGGER)(DAGGER)(DAGGER)                90        82,575
      First Republic Bank
        Sub. Notes
        7.750% 09/15/12                                        60        55,050
                                                                    -----------
                                                                        307,431
                                                                    -----------
BROADCASTING (0.5%)
      Chancellor Media Corp.
        144A Sr. Sub. Notes
        8.000% 11/01/08                                        10         9,600

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS STRATEGIC GLOBAL FIXED INCOME FUND
SCHEDULE OF INVESTMENTS (CONT'D)
August 31, 1999
--------------------------------------------------------------------------------

                                                            PAR
                                                           (000)       VALUE
                                                           ------   ----------

CORPORATE BONDS (CONT'D)
BROADCASTING (cont'd)
      Fox/Liberty Networks L.L.C.,
        Registered Sr. Notes
        8.875% 08/15/07                                    $   90   $    91,350
      Granite Broadcasting Corp.
        144A Sr. Sub. Notes
        8.875% 05/15/08                                        10         9,600
      HMV Media Group plc,
        Senior Subordinated Yankee
        Notes, Series B
        10.250% 05/15/08                                       10         9,800
      Turner Broadcast Sr. Notes
        7.400% 02/01/04                                        10        10,125
                                                                    -----------
                                                                        130,475
                                                                    -----------
BUILDING MATERIALS (0.1%)
      Jackson Products, Inc.
        Notes
        9.500% 04/15/05                                        20        18,400
                                                                    -----------
CABLE (0.9%)
      Belo (A.H.) Corp.
        Sr. Notes
        6.875% 06/01/02                                        35        34,737
        7.125% 06/01/07                                        50        48,437
      Classic Cable
        Sr. Sub. Notes
        9.875% 08/01/08                                        10        10,100
      CSC Holdings Inc.
        Sr. Notes
        7.875% 12/15/07                                        75        72,750
        7.250% 07/15/08                                        30        27,825
      Diamond Cable Communications
        plc, Yankee Sr. Discount Notes
        10.750% 02/15/07(DAGGER)(DAGGER)                       40        30,600
      James Cable Partners L.P.
        Sr. Notes, Series B
        10.750% 08/15/04                                       20        20,250
                                                                    -----------
                                                                        244,699
                                                                    -----------

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS STRATEGIC GLOBAL FIXED INCOME FUND
SCHEDULE OF INVESTMENTS (CONT'D)
August 31, 1999
--------------------------------------------------------------------------------

                                                            PAR
                                                           (000)       VALUE
                                                           ------   ----------

CORPORATE BONDS (CONT'D)
CHEMICALS (0.2%)
      Huntsman ICI
        144A Sr. Sub. Notes
        10.125% 07/01/09                                   $   35   $    34,912
      Lyondell Chemical, Inc.
        Senior Secured Notes,
        Series A
        9.625% 05/01/07                                        10        10,150
        Senior Secured Notes,
        Series B
        9.875% 05/01/07                                         5         5,038
                                                                    -----------
                                                                         50,100
                                                                    -----------
COMPUTERS, SOFTWARE & SERVICES (0.2%)
      PSINET, Inc.
        144A Sr. Notes
        11.500% 11/01/08                                       10        10,150
      Seagate Technology, Inc.
        Sr. Debentures
        7.450% 03/01/37                                        60        54,075
                                                                    -----------
                                                                         64,225
                                                                    -----------
CONSULTING SERVICES (0.6%)
      Comdisco Inc.
        MTN Series H
        7.230% 08/16/01                                        55        55,000
        Senior Notes
        7.250% 09/01/02                                       100        99,375
                                                                    -----------
                                                                        154,375
                                                                    -----------
ENERGY (0.7%)
      Bellwether Exploration Co.
        Gtd. Sr. Sub. Notes
        10.875% 04/01/07                                       25        22,750
      Crown Central Petroleum
        Sr. Notes
        10.875% 02/01/05                                       10         8,800
        Dresser Industries, Inc.
        Debentures
        7.600% 08/15/45                                        60        59,175
      Valero Energy Corp.
        144A Putable Asset Trusts
        6.750% 12/15/02                                       100        97,250
                                                                    -----------
                                                                        187,975
                                                                    -----------

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS STRATEGIC GLOBAL FIXED INCOME FUND
SCHEDULE OF INVESTMENTS (CONT'D)
August 31, 1999
--------------------------------------------------------------------------------

                                                            PAR
                                                           (000)       VALUE
                                                           ------   ----------

CORPORATE BONDS (CONT'D)
ENTERTAINMENT (0.8%)
      Regal Cinemas, Inc.
        Sr. Sub. Notes
        9.500% 06/01/08                                    $   20   $    14,200
      Time Warner, Inc.
        Debentures
        8.050% 01/15/16                                        65        66,381
      Time Warner, Inc. Debentures (Baa3, BBB)
        6.850% 01/15/26                                       145       144,819
                                                                    -----------
                                                                        225,400
                                                                    -----------
FINANCIAL SERVICES (1.9%)
      American General Institutional Capital
       Trust Co.
        144A Gtd. Notes, Series B
        8.125% 03/15/46                                        80        80,900
      EOP Operating LP
        Notes
        6.500% 01/15/04                                        30        28,800
      Ford Motor Credit Corp.
        6.700% 07/16/04                                        10         9,862
      Ford Motor Credit Corp. (A1, A)
        5.800% 01/12/09                                        85        76,500
      Lehman Brothers Holdings, Inc.
        Global Notes
        6.625% 04/01/04                                        40        38,800
        Notes
        7.000% 05/15/03                                        20        19,850
      MBNA Master Credit Card Trust
        Series 1997-I, Class A
        6.550% 01/15/07                                        70        69,158
        Series 1999-G, Class A
        6.350% 12/15/06                                        60        58,912
      Merrill Lynch & Co. Notes
        6.875% 11/15/18                                        35        32,025
      Prudential Insurance Co. of  America
        144A Sr. Notes
        6.375% 07/23/06                                       100        94,375
                                                                    -----------
                                                                        509,182
                                                                    -----------
FOOD & BEVERAGE (0.3%)
      AmeriServ Food Distribution, Inc.
        Gtd. Sr. Notes
        8.875% 10/15/06                                        10         8,600
      Archibald Candy Corp.
        144A Gtd. Sr. Secured Notes
        10.250% 07/01/04                                       20        19,900

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS STRATEGIC GLOBAL FIXED INCOME FUND
SCHEDULE OF INVESTMENTS (CONT'D)
August 31, 1999
--------------------------------------------------------------------------------

                                                            PAR
                                                           (000)       VALUE
                                                           ------   ----------

CORPORATE BONDS (CONT'D)
FOOD & BEVERAGE (cont'd)
      Kroger Co.
        144A Notes
        7.250% 06/01/09                                    $   45   $    43,875
      Pantry, Inc.
        Sr. Sub. Notes
        10.250% 10/15/07                                       10         9,950
        Premier Intl. Foods plc
        Sr. Notes
        12.000% 09/01/09                                        5         5,050
                                                                    -----------
                                                                         87,375
                                                                    -----------
HEALTH CARE (0.1%)
      Columbia/HCA Healthcare Corp.,
        Debentures
        8.360% 04/15/24                                        30        26,850
                                                                    -----------
INDUSTRIAL GOODS & MATERIALS (0.1%)
      Motors & Gears Inc.,
        Sr. Notes, Series D
        10.750% 11/15/06                                       30        29,625
                                                                    -----------
MANUFACTURING (0.5%)
      Crown Cork & Seal
        Sr. Notes
        7.125% 09/01/02                                        90        89,438
      Tyco Intl. Group SA
        Sr. Notes
        6.125% 01/15/09                                        40        36,450
                                                                    -----------
                                                                        125,888
                                                                    -----------
REAL ESTATE (0.0%)
      HMH Properties, Inc.
        Sr. Notes
        8.450% 12/01/08                                        15        14,062
                                                                    -----------
RESTAURANTS, HOTELS & CASINOS (0.2%)
      Circus Circus Enterprise
        Sr. Sub. Notes
        9.250% 12/01/05                                        20        20,150
      Hollywood Park Operating
        Sr. Sub. Notes
        9.500% 08/01/07                                        10         9,875
      Horseshoe Gaming Holdings
        144A Sr. Sub. Notes
        8.625% 05/15/09                                        20        19,350
                                                                    -----------
                                                                         49,375
                                                                    -----------

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS STRATEGIC GLOBAL FIXED INCOME FUND
SCHEDULE OF INVESTMENTS (CONT'D)
August 31, 1999
--------------------------------------------------------------------------------

                                                            PAR
                                                           (000)       VALUE
                                                           ------   ----------
CORPORATE BONDS (CONT'D)
RETAIL TRADE (1.5%)
      K Mart Corp.
        Medium Term Notes
        Series C
        7.820% 01/02/02                                    $  100   $   101,125
        7.840% 01/02/02                                       100       101,125
        Medium Term Notes
        Series D
        7.770% 07/02/02                                       100       101,125
      Pathmark Stores
        Sr. Sub Notes
        9.625% 05/01/03                                        10        10,188
      Wal Mart Stores
        Sr. Global Bonds
        6.875% 08/10/09                                       110       109,450
                                                                    -----------
                                                                        423,013
                                                                    -----------
STEEL (0.1%)
      AK Steel Corp.
        144A Sr. Notes
        7.875% 02/15/09                                        20        19,200
      Wheeling-Pittsburgh Corp.
        144A Sr. Notes
        9.250% 11/15/07                                        15        14,325
                                                                    -----------
                                                                         33,525
                                                                    -----------
TELECOMMUNICATIONS (3.8%)
      Adelphia Communications Corp.
        Sr. Notes, Series B
        9.250% 10/01/02                                        15        15,150
      Adelphia Communications Corp. Sr. Notes,
       Series B (B1, B+)
        8.375% 02/01/08                                        10         9,350
      AT&T Capital Corp. Co.
        Guaranteed Notes, Series F
        6.875% 01/16/01                                        95        94,763
      CenCall Communications Corp.
        Sr. Discount Notes
        10.125% 01/15/04                                       15        15,300
      Echostar DBS Corp.
        Sr. Notes
        9.250% 02/01/06                                        20        19,900
      GTE Corp.
        Debentures
        6.840% 04/15/18                                        80        75,000
      GTE North, Inc.
        Debentures, Series D
        6.900% 11/01/08                                        10         9,850

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS STRATEGIC GLOBAL FIXED INCOME FUND
SCHEDULE OF INVESTMENTS (CONT'D)
August 31, 1999
--------------------------------------------------------------------------------

                                                            PAR
                                                           (000)       VALUE
                                                           ------   ----------
CORPORATE BONDS (CONT'D)
TELECOMMUNICATIONS (cont'd)
      Intermedia Communication, Inc.
        Sr. Notes, Series B
        8.500% 01/15/08                                    $   10   $     8,850
      ITC Deltacom, Inc.
        144A Sr. Notes
        11.000% 06/01/07                                       10        10,688
      LCI International
        Senior Notes
        7.250% 06/15/07                                        60        57,600
      Level 3 Communications, Inc.
        144A Sr. Notes
        9.125% 05/01/08                                        30        27,975
      MCI Communications Corp.
        Sr. Discount Notes
        6.125% 04/15/02(DAGGER)                                45        44,269
      McLeodUSA, Inc.
        144A Sr. Sub. Notes
        8.125% 02/15/09                                        20        18,450
      Metromedia Fiber Network, Inc.
        Sr. Notes, Series B
        10.000% 11/15/08                                       20        19,800
      Nextel Communications, Inc.
        144A Sr. Discount Notes
        9.950% 02/15/08(DAGGER)(DAGGER)                        10         6,925
        144A Sr. Redeemable Discount Notes
        10.650% 09/15/07(DAGGER)(DAGGER)                       90        65,925
        Sr. Discount Notes
        9.750% 08/15/04                                       120       120,000
      Nextlink Communications, Inc.
        Sr. Notes
        9.625% 10/01/07                                        10         9,825
        144A Sr. Notes
        10.750% 11/15/08                                       15        15,225
      Paging Network, Inc.,
        Sr. Sub. Notes
        8.875% 02/01/06                                        20        11,000
        10.125% 08/01/07                                       15         8,438
        10.000% 10/15/08                                       70        39,375
      Qwest Communications
        International, Inc.
        144A Sr. Notes
        7.250% 11/01/08                                        15        14,625
      TCI Communications, Inc.
        Notes
        6.340% 02/01/02                                        55        54,587

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS STRATEGIC GLOBAL FIXED INCOME FUND
SCHEDULE OF INVESTMENTS (CONT'D)
August 31, 1999
--------------------------------------------------------------------------------

                                                            PAR
                                                           (000)       VALUE
                                                           ------   ----------
CORPORATE BONDS (CONT'D)
TELECOMMUNICATIONS (cont'd)
      Teleport Communications
        Group, Inc.
        Sr. Discount Notes
        9.650% 03/31/27                                    $   50   $    56,812
      US West Cap Funding
        144A Notes
        6.875% 08/15/01                                       115       114,713
      Worldcom Inc.,
        Sr. Notes
        7.750% 01/01/07                                        85        87,763
                                                                    -----------
                                                                      1,032,158
                                                                    -----------
TRANSPORTATION (2.0%)
      Continental Airlines, Inc.
        Sr. Notes
        9.500% 12/15/01                                       120       125,100
      Norfolk Southern Corp.
        Notes
        7.700% 05/15/17                                        35        35,437
        7.050% 05/01/37                                        70        70,087
        7.400% 09/15/06                                        20        20,175
      Northwest Airlines, Inc.,
        Gtd. Notes
        7.625% 03/15/05                                       230       209,588
      US Airways, Inc.,
        Gtd. Sr. Notes
        9.625% 02/01/01                                        95        95,935
                                                                    -----------
                                                                        556,322
                                                                    -----------
UTILITIES (1.4%)
      Beaver Valley Funding Corp.
        Secured Lease Obligation
        Bonds
        9.000% 06/01/17                                       150       158,813
      Connecticut Light and Power Co.
        First Mortgage Bonds,
        Series C
        7.750% 06/01/02                                        10        10,113
        First Mortgage Bonds,
        Series D
        7.875% 10/01/24                                        40        40,600
      Niagara Mohawk Power Corp.
        First Mortgage Bonds
        8.750% 04/01/22                                        30        30,638

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS STRATEGIC GLOBAL FIXED INCOME FUND
SCHEDULE OF INVESTMENTS (CONT'D)
August 31, 1999
--------------------------------------------------------------------------------

                                                           PAR
                                                          (000)      VALUE
                                                         --------    -----
CORPORATE BONDS (CONT'D)
UTILITIES (cont'd)
      North Atlantic Energy Corp.
        Secured First Mortgage Notes,
        Series A
        9.050% 06/01/02                                    $  107   $   107,134
      Texas Utilities Electric Capital
        Trust Preferred V
        8.175% 02/01/37                                        50        47,750
                                                                    -----------
                                                                        395,048
                                                                    -----------
WASTE MANAGEMENT (0.1%)
      Allied Waste North America,
        Series B
        7.625% 01/01/06                                        10         9,175
      Allied Waste North America,
       Series B (Ba3, BB-)
        7.875% 01/01/09                                        25        22,750
                                                                    -----------
                                                                         31,925
                                                                    -----------
TOTAL CORPORATE BONDS (Cost $4,972,213)                             $ 4,771,352
                                                                    -----------
MUNICIPAL BOND (0.0%)
      Illinois State GO
        4.750% 06/01/23                                        15        12,788
                                                                    -----------
        (Cost $14,242)

AGENCY OBLIGATIONS (17.0%)
FEDERAL HOME LOAN MORTGAGE CORPORATION (1.7%)
        7.000% 12/01/09                                       287       284,214
        6.500% 07/01/29                                       180       170,409
                                                                    -----------
                                                                        454,623
                                                                    -----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (13.7%)
      Various Pools:
        6.000% 01/01/29                                       122       112,544
        6.000% 01/01/29                                       362       333,277
        6.000% 07/01/29                                       400       367,839
        6.000% 07/01/29                                       348       319,626
        6.500% 06/01/29                                        52        48,855
        6.500% 06/01/29                                       113       107,216
        6.500% 07/01/29                                       220       208,076
        6.500% 07/01/29                                       240       227,228
        6.500% 08/01/29                                       145       136,968
        6.500% 08/01/29                                        35        33,130
      15-Year TBA:
        6.000% 08/01/14                                       270       256,922
        6.500% 08/01/14                                       100        97,125

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS STRATEGIC GLOBAL FIXED INCOME FUND
SCHEDULE OF INVESTMENTS (CONT'D)
August 31, 1999
--------------------------------------------------------------------------------

                                                            PAR
                                                           (000)       VALUE
                                                           ------   ----------

AGENCY OBLIGATIONS (CONT'D)
FEDERAL NATIONAL MORTGAGE ASSOCIATION (cont'd)
      30-Year TBA:
        6.000% 10/15/17                                    $   25   $    22,977
        6.500% 06/01/29                                        25        23,672
        7.000% 12/31/25                                       480       465,900
        8.000% 06/01/28                                       820       830,762
      Global Notes
        6.860% 06/01/17                                       390       117,791
      Series 1997-16 Class M PO
        9.160% 02/25/23                                        80        45,787
                                                                    -----------
                                                                      3,755,695
                                                                    -----------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (1.6%)
      TBA
        7.500% 08/01/28                                       430       426,103
                                                                    -----------
TOTAL AGENCY OBLIGATIONS (Cost $4,671,902)                          $ 4,636,421
                                                                    ------------
ASSET BACKED SECURITIES (1.6%)
      Green Tree Recreational,
        Equipment and Consumer Trust
        Series 1997-C, Class A1
        6.490% 02/15/18                                       131       126,966
      Morgan Stanley Inc., Capital I,
        Series 1998-Xl1, Class A3
        6.480% 06/03/30                                       165       155,756
      National Westminster Bank
        Debentures Guaranteed Cap.
        Notes
        9.375% 11/15/03                                        15        16,312
      PECO Energy Transition Trust
        6.050% 03/01/09                                        40        37,739
        6.130% 03/01/09                                        75        69,629
      Prudential Securities Secured
        Financing Series 1999-C2,
        Class A2
        7.193% 04/15/09                                        30        29,464
                                                                    -----------
TOTAL ASSET BACKED SECURITIES (Cost $458,451)                       $   435,866
                                                                    -----------

COLLATERALIZED MORTGAGE BACKED SECURITIES (2.0%)
        Commercial Mortgage Asset Trust,
        Series 1999-C1, Class A3
        6.640% 04/17/10                                       145       136,327
      Contimortgage Home Equity Loan
        Trust, Series 1996-4, Class A8
        7.220% 01/15/28                                        10         9,831

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS STRATEGIC GLOBAL FIXED INCOME FUND
SCHEDULE OF INVESTMENTS (CONT'D)
August 31, 1999
--------------------------------------------------------------------------------

                                                            PAR
                                                           (000)       VALUE
                                                           ------   ----------

COLLATERALIZED MORTGAGE BACKED SECURITIES (CONT'D)
      Donaldson Lufkin Jenrette
        Commercial Mortgage Corp.,
        Series 1998-C, Class A1-B
        6.410% 05/10/08                                    $  100   $    93,590
      GMAC Commercial Mortgage
        Securities, Inc., Series 1997-C1
        Class A2
        6.853% 09/15/06                                        20        19,864
      Heller Financial Commercial
        Mortgage Asset Corp.
        Series 1999-P, Class A2
        6.847% 05/15/31                                        50        48,378
      Nomura Asset Securitization Corp.,
        Series 1998-D6, Class A1B
        6.590% 03/17/28                                       140       132,819
      Option One Mortgage Loan Trust,
        Series 1999-2, Class A
        9.660% 06/25/29                                        64        63,751
      UCFC Home Equity Loan Trust,
        Series 1996-B1, Class A7
        8.200% 09/15/27                                        25        25,027
        Series 1998-A1, Class A7
        6.870% 07/15/29                                        25        24,112
                                                                    -----------
TOTAL COLLATERALIZED MORTGAGE BACKED
     SECURITIES (Cost $586,201)                                     $   553,699
                                                                    -----------

U.S. TREASURY OBLIGATIONS (6.9%)
U.S. TREASURY BILLS (0.1%)
        4.315% 09/16/99                                    $   10   $     9,982
        4.369% 09/16/99                                        20        19,964
                                                                    -----------
                                                                         29,946
                                                                    -----------
U.S. TREASURY BONDS (1.7%)
        8.000% 11/15/21                                       385       453,333
                                                                    -----------
U.S. TREASURY INFLATION PROTECTED NOTES (0.7%)
        3.875% 04/15/29                                       190       187,046
                                                                    -----------
U.S. TREASURY NOTES (4.4%)
        7.250% 05/15/04                                     1,055     1,107,781
        6.250% 02/15/07                                        95        95,332
                                                                    -----------
                                                                      1,203,113
                                                                    -----------
TOTAL U.S. TREASURY OBLIGATIONS (Cost $1,908,149)                   $ 1,873,438
                                                                    -----------
TOTAL U.S. BONDS (Cost $12,611,158)                                 $12,283,564
                                                                    -----------

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS STRATEGIC GLOBAL FIXED INCOME FUND
SCHEDULE OF INVESTMENTS (CONT'D)
August 31, 1999
--------------------------------------------------------------------------------

                                                            PAR
                                                           (000)       VALUE
                                                           ------   ----------

COLLATERALIZED MORTGAGE BACKED SECURITIES (CONT'D)
      Donaldson Lufkin Jenrette
        Commercial Mortgage Corp.,
        Series 1998-C, Class A1-B
        6.410% 05/10/08                                    $  100   $    93,590
      GMAC Commercial Mortgage
        Securities, Inc., Series 1997-C1
        Class A2
        6.853% 09/15/06                                        20        19,864
      Heller Financial Commercial
        Mortgage Asset Corp.
        Series 1999-P, Class A2
        6.847% 05/15/31                                        50        48,378
      Nomura Asset Securitization Corp.,
        Series 1998-D6, Class A1B
        6.590% 03/17/28                                       140       132,819
      Option One Mortgage Loan Trust,
        Series 1999-2, Class A
        9.660% 06/25/29                                        64        63,751
      UCFC Home Equity Loan Trust,
        Series 1996-B1, Class A7
          8.200% 09/15/27                                      25        25,027
        Series 1998-A1, Class A7
          6.870% 07/15/29                                      25        24,112
                                                                    -----------
TOTAL COLLATERALIZED MORTGAGE BACKED
    SECURITIES (Cost $586,201)                                      $   553,699
                                                                    -----------

U.S. TREASURY OBLIGATIONS (6.9%)
U.S. TREASURY BILLS (0.1%)
        4.315% 09/16/99                                    $   10   $     9,982
        4.369% 09/16/99                                        20        19,964
                                                                    -----------
                                                                         29,946
                                                                    -----------
U.S. TREASURY BONDS (1.7%)
        8.000% 11/15/21                                       385       453,333
                                                                    -----------
U.S. TREASURY INFLATION PROTECTED NOTES (0.7%)
        3.875% 04/15/29                                       190       187,046
                                                                    -----------
U.S. TREASURY NOTES (4.4%)
        7.250% 05/15/04                                     1,055     1,107,781
        6.250% 02/15/07                                        95        95,332
                                                                    -----------
                                                                      1,203,113
                                                                    -----------
TOTAL U.S. TREASURY OBLIGATIONS (Cost $1,908,149)                   $ 1,873,438
                                                                    -----------
TOTAL U.S. BONDS (Cost $12,611,158)                                 $12,283,564
                                                                    -----------

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS STRATEGIC GLOBAL FIXED INCOME FUND
SCHEDULE OF INVESTMENTS (CONT'D)
August 31, 1999
--------------------------------------------------------------------------------

                                                            PAR
                                                           (000)       VALUE
                                                           ------   ----------
PREFERRED STOCKS (1.1%)
      California Federal Capital Corp.,
        Series A 9.125%                                     6,100   $   151,738
      Centaur Funding Corp. 9.08%                              40        42,175
      Citigroup, Inc. 6.213%                                1,200        58,950
      Lehman Brothers Holdings, Inc.
        Pfd. Series C 5.94%                                   600        26,400
        Pfd. Series D 5.67%                                   800        34,000
                                                                    -----------
TOTAL PREFERRED STOCKS (Cost $327,171)                              $   313,263
                                                                    -----------

                                                            PAR
                                                           (000)
                                                           ------
SHORT-TERM INVESTMENT (6.9%)
      BBH Grand Cayman U. S. Dollar Time Deposit
        4.500% 09/01/99                                    $1,892   $ 1,892,000
                                                                    -----------
        (Cost $1,892,000)

SECURITIES SOLD SHORT (-0.3%)
      Federal National Mortgage Association TBA
        6.500% 06/01/29                                        90    $  (85,219)
                                                                    -----------
        (Cost -$86,709)

TOTAL INVESTMENTS (104.2%) (Cost $29,560,291*)                      $28,517,162

LIABILITIES IN EXCESS OF OTHER ASSETS (-4.2%)                        (1,157,444)
                                                                    -----------
TOTAL NET ASSETS (100.0%)                                           $27,359,718
                                                                    ===========

   * Cost for Federal income tax purposes at August 31, 1999 is $29,575,906. The gross appreciation (depreciation) on a tax basis is as follows:

        Gross and Net Depreciation                                  $(1,058,744)
                                                                    ===========

   (DAGGER)  Variable rate  obligations  -- The interest shown is the rate as of
      August 31, 1999.
   (DAGGER)(DAGGER)  Step Bond-- The  interest  rate as of August 31, 1999 is 0%
      and will reset to interest rate shown at a future date.
   (DAGGER)(DAGGER)(DAGGER) Securities have no stated maturity date.

                             CURRENCY ABBREVIATIONS
                             CND = Canadian Dollars
                             DKK = Danish Krone
                             EUR = European Economic Unit
                             GBP = United Kingdom Pounds
                             JPY = Japanese Yen

                            INVESTMENT ABBREVIATIONS
                             FRB = Floating Rate Bond
                             FRN = FloatingRateNote
                              GO = General Obligations

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS FUND
STATEMENTS OF ASSETS AND LIABILITIES
August 31, 1999
--------------------------------------------------------------------------------

                                                                                                                       STRATEGIC
                                                                    U.S. CORE FIXED    HIGH YIELD      MUNICIPAL     GLOBAL FIXED
                                                                      INCOME FUND         FUND         BOND FUND      INCOME FUND
                                                                    ---------------   ------------    -----------    ------------
ASSETS
  Investments, at value (cost - $445,523,197,
    $22,256,479, $131,746,980 and
    $29,647,000, respectively)                                        $436,272,396    $125,193,874    $22,520,707     $28,602,381
  Deposits with brokers and custodian bank for
    securities sold short or futures contracts                           2,258,275            --               --           1,116
  Cash                                                                      21,520         670,871             --         298,851
  Receivable for investments sold                                       20,445,008         979,780             --         162,203
  Receivable for Fund shares sold                                             --             1,665             --              --
  Receivable from investment advisor                                          --              --               --          46,214
  Receivable on forward currency contracts                                    --              --               --         164,028
  Dividends and interest receivable                                      3,528,724       2,508,321        294,482         406,660
  Prepaid expenses and other assets                                         20,436          72,602         15,366          81,117
                                                                      ------------    ------------    -----------     -----------
    Total Assets                                                       462,546,359     129,427,113     22,830,555      29,762,570
                                                                      ------------    ------------    -----------     -----------
LIABILITIES
  Securities sold short (proceeds $3,757,406
    and $86,709 for U.S. Core Fixed Income
    Fund and Strategic Global Fixed Income
    Fund, respectively)                                                  3,692,813              --             --          85,219
  Payable for investments purchased                                    106,835,267              --             --       2,269,753
  Payable for Fund shares repurchased                                        6,996         157,628        157,000              --
  Payable on open futures contracts                                        817,558              --             --           7,635
  Overdraft liability                                                         --                --          9,920              --
  Advisory fee payable                                                      59,252          31,187             --           2,637
  Distribution fee payable (Common shares)                                      60          14,568             --              25
  Accrued expenses payable                                                 186,802          70,821         29,435          37,583
                                                                      ------------    ------------    -----------     -----------
     Total Liabilities                                                 111,598,748         274,204        196,355       2,402,852
                                                                      ------------    ------------    -----------     -----------
NET ASSETS
  Capital stock, $0.001 par value                                           23,385           8,431          1,583           1,828
  Paid-in capital                                                      360,820,427     150,516,422     22,172,327      28,228,271
  Undistributed net investment income                                    4,903,858       2,804,423        113,529         630,190
  Accumulated net realized loss from
    investments, securities sold short, futures
    and foreign currency related transactions,
    if any                                                              (6,007,052)    (17,623,263)        (1,448)       (622,214)
  Net unrealized appreciation/(depreciation) on
    investments and other, if any                                       (8,793,007)     (6,553,104)       348,209        (878,357)
                                                                      ------------    ------------    -----------     -----------
     Net Assets                                                       $350,947,611    $129,152,909    $22,634,200     $27,359,718
                                                                      ============    ============    ===========     ===========
INSTITUTIONAL SHARES
  Net assets                                                          $350,843,675    $ 95,129,177    $22,423,211     $27,341,368
                                                                      ------------    ------------    -----------     -----------
Shares outstanding                                                      23,378,237       6,208,727      1,568,517       1,826,677
                                                                      ------------    ------------    -----------     -----------
  Net asset value, offering price and redemption
    price per share                                                   $      15.01    $      15.32    $     14.30     $     14.97
                                                                      ============    ============    ===========     ===========
COMMON SHARES
  Net assets                                                          $    103,936    $ 34,023,732    $   210,989     $    18,350
                                                                      ------------    ------------    -----------     -----------
  Shares outstanding                                                         6,934       2,211,885         14,760           1,231
                                                                      ------------    ------------    -----------     -----------
  Net asset value, offering price and redemption
    price per share                                                   $      14.99    $      15.38    $     14.29     $     14.91
                                                                      ============    ============    ===========     ===========

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS FUND
STATEMENTS OF OPERATIONS
For the Year Ended August 31, 1999
--------------------------------------------------------------------------------

                                                                           STRATEGIC
                                  U.S. CORE FIXED HIGH YIELD   MUNICIPAL  GLOBAL FIXED
                                     INCOME FUND     FUND      BOND FUND   INCOME FUND
                                  --------------- ----------   ---------  ------------
INVESTMENT INCOME
  Dividends                         $   635,766  $   272,197  $   23,381  $   13,721
  Interest                           23,646,957   12,370,315   1,234,498   1,630,954
                                    -----------  -----------  ----------  ----------
    Total Investment Income          24,282,723   12,642,512   1,257,879   1,644,675
                                    -----------  -----------  ----------  ----------
EXPENSES
  Investment advisory fees            1,436,025      903,069     160,667     144,265
  Administration fees                   373,129      193,659      42,424      56,505
  Custodian fees                        150,458       51,725      31,000      78,142
  Audit fees                             26,051        9,283       2,354       6,604
  Printing fees                         107,349       52,983      11,317      19,170
  Registration fees                      46,463       31,779      31,055       7,650
  Legal fees                             63,575       10,952      14,404       5,616
  Transfer agent fees                   105,005       28,120      10,932      21,580
  Insurance expense                      13,175        4,540         573         792
  Directors fees                         14,954       13,001      13,001      13,001
  Organization expense                    5,229           --          --          --
  Interest expense                           --       29,319          --       1,445
  Distribution fees                         111       63,586         247          25
  Miscellaneous fees                     25,717       31,959       9,834      14,105
                                    -----------  -----------  ----------  ----------
                                      2,367,241    1,423,975     327,808     368,900
  Less fees waived and reimbursed      (689,093)    (466,009)   (100,339)   (153,930)
                                    -----------  -----------  ----------  ----------
    Total Expenses                    1,678,148      957,966     227,469     214,970
                                    -----------  -----------  ----------  ----------
  Net Investment Income              22,604,575   11,684,546   1,030,410   1,429,705
                                    -----------  -----------  ----------  ----------
  Realized and Unrealized Gain/
    (Loss) on Investments, Futures
    and Foreign Currency
    Transactions
      Net realized gain/(loss) from:
       Security transactions         (5,389,818)  (2,208,892)    161,557    (484,360)
       Futures tranactions              621,347           --          --     (19,279)
       Foreign exchange transactions    175,213           --          --     (66,954)
                                    -----------  -----------  ----------  ----------
                                     (4,593,258)  (2,208,892)    161,557    (570,593)
                                    -----------  -----------  ----------  ----------
      Net change in unrealized
       appreciation/ (depreciation):
         Investments                 (8,679,646)  (6,943,394) (1,105,750)   (386,311)
         Futures                        828,152           --          --      29,980
         Translation of assets and
         liabilities in foreign
           currencies                   (15,939)          --          --     356,164
                                    -----------  -----------  ----------  ----------
                                     (7,867,433)  (6,943,394) (1,105,750)       (167)
                                    -----------  -----------  ----------  ----------
  Net Loss On Investments, Futures
   and Foreign Currency
   Transactions                     (12,460,691)  (9,152,286)   (944,193)   (570,760)
                                    -----------  -----------  ----------  ----------
  Net Increase In Net Assets
    Resulting From Operations       $10,143,884  $ 2,532,260   $  86,217  $  858,945
                                    ===========  ===========  ==========  ==========

                 See Accompanying Notes to Financial Statements.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

WARBURG PINCUS FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                            U.S. CORE FIXED INCOME FUND           HIGH YIELD FUND
                                         --------------------------------  --------------------------------
                                          FOR THE YEAR      FOR THE YEAR   FOR THE YEAR      FOR THE YEAR
                                             ENDED              ENDED         ENDED              ENDED
                                         AUGUST 31, 1999  AUGUST 31, 1998  AUGUST 31, 1999  AUGUST 31, 1998
                                         ---------------  ---------------  ---------------  ---------------
INCREASE/(DECREASE) IN NET ASSETS:
OPERATIONS:
  Net investment income ..............   $  22,604,575    $  13,581,467    $  11,684,546    $   8,042,385
  Net gain/(loss) on investments,
    futures and foreign currency
    transactions .....................     (12,460,691)       1,267,128       (9,152,286)      (3,054,518)
                                         -------------    -------------    -------------    -------------
  Net increase in net assets resulting
    from operations ..................      10,143,884       14,848,595        2,532,260        4,987,867
                                         -------------    -------------    -------------    -------------
  Dividends and Distributions to
    shareholders:
  From net investment income:
      Institutional shares ...........     (22,277,216)     (11,454,482)      (8,940,115)      (7,732,581)
    Common shares ....................          (2,149)            --         (1,873,396)        (169,975)
  From net realized capital gains:
    Institutional shares .............      (4,420,509)      (2,782,277)            --               --
    Common shares ....................             (11)            --               --               --
                                         -------------    -------------    -------------    -------------
  Total distributions to shareholders      (26,699,885)     (14,236,759)     (10,813,511)      (7,902,556)
                                         -------------    -------------    -------------    -------------
Net capital share transactions .......     (26,029,500)     215,702,694       42,820,448        4,811,589
                                         -------------    -------------    -------------    -------------
  Total increase/(decrease)
    in net assets ....................     (42,585,501)     216,314,530       34,539,197        1,896,900
NET ASSETS:
  Beginning of year ..................     393,533,112      177,218,582       94,613,712       92,716,812
                                         -------------    -------------    -------------    -------------
  End of year ........................   $ 350,947,611    $ 393,533,112    $ 129,152,909    $  94,613,712
                                         =============    =============    =============    =============


                                                  MUNICIPAL BOND FUND     STRATEGIC GLOBAL FIXED INCOME FUND
                                         --------------------------------  --------------------------------
                                          FOR THE YEAR      FOR THE YEAR    FOR THE YEAR      FOR THE YEAR
                                              ENDED            ENDED           ENDED             ENDED
                                         AUGUST 31, 1999  AUGUST 31, 1998  AUGUST 31, 1999  AUGUST 31, 1998
                                         ---------------  ---------------  ---------------  ---------------
INCREASE/(DECREASE) IN NET ASSETS:
OPERATIONS:
  Net investment income ..............   $   1,030,410    $     979,325    $   1,429,705    $   1,809,232
  Net gain/(loss) on investments,
    futures and foreign currency
    transactions .....................        (944,193)         541,320         (570,760)        (247,851)
                                         -------------    -------------    -------------    -------------
  Net increase in net assets resulting
    from operations ..................          86,217        1,520,645          858,945        1,561,381
                                         -------------    -------------    -------------    -------------
  Dividends and Distributions to
    shareholders:
  From net investment income:
      Institutional shares ...........      (1,031,337)        (976,336)        (548,508)      (1,133,693)
    Common shares ....................          (4,114)            --                (37)            --
  From net realized capital gains:
    Institutional shares .............        (320,024)        (154,615)        (530,896)      (1,162,260)
    Common shares ....................             (14)            --                (18)            --
                                         -------------    -------------    -------------    -------------
  Total distributions to shareholders       (1,355,489)      (1,130,951)      (1,079,459)      (2,295,953)
                                         -------------    -------------    -------------    -------------
Net capital share transactions .......       1,674,840        2,028,820         (903,152)     (15,067,445)
                                         -------------    -------------    -------------    -------------
  Total increase/(decrease)
    in net assets ....................         405,568        2,418,514       (1,123,666)     (15,802,017)
NET ASSETS:
  Beginning of year ..................      22,228,632       19,810,118       28,483,384       44,285,401
                                         -------------    -------------    -------------    -------------
  End of year ........................   $  22,634,200    $  22,228,632    $  27,359,718    $  28,483,384
                                         =============    =============    =============    =============


                 See Accompanying Notes to Financial Statements.

                                     86 & 87

WARBURG PINCUS FUNDS
U.S. CORE FIXED INCOME FUND FINANCIAL HIGHLIGHTS
(For a Share Outstanding Throughout Each Period)
--------------------------------------------------------------------------------

                                                       INSTITUTIONAL                                        COMMON
                                            -------------------------------------------------------    -----------------
                                                                                                        FOR THE PERIOD
                                                   FOR THE YEAR ENDED AUGUST 31,                       OCTOBER 30, 1998*
                                            -------------------------------------------------------     TO AUGUST 31,
                                               1999       1998         1997        1996       1995          1999
                                             -------    -------      -------     -------    -------    -----------------
Net asset value, beginning of period         $ 15.72    $ 15.65      $ 15.06     $ 15.42    $ 14.77        $15.68
                                             -------    -------      -------     -------    -------        ------
  Income from investment operations
    Net investment income                       0.93       0.84         0.92        0.95       0.88          0.74
    Net gain/(loss) on investments,
      futures and foreign currency
      transactions (both realized and
      unrealized)                              (0.56)      0.33         0.76       (0.16)      0.61         (0.58)
                                             -------    -------      -------     -------    -------        ------
      Total from investment operations          0.37       1.17         1.68        0.79       1.49          0.16
                                             -------    -------      -------     -------    -------        ------
  Less Distributions
    Dividends from net investment
      income                                   (0.91)     (0.87)       (0.97)      (0.93)     (0.84)        (0.68)
    Distributions from capital gains           (0.17)     (0.23)       (0.12)      (0.22)        --         (0.17)
                                             -------    -------      -------     -------    -------        ------
      Total distributions                      (1.08)     (1.10)       (1.09)      (1.15)     (0.84)        (0.85)
                                             -------    -------      -------     -------    -------        ------
Net asset value, end of period               $ 15.01    $ 15.72      $ 15.65     $ 15.06    $ 15.42        $14.99
                                             =======    =======      =======     =======    =======        ======
Total return                                   2.37%      7.77%       11.53%       5.23%     10.60%      1.00%(c)
Ratios/Supplemental Data:
  Net assets, end of period
    (000s omitted)                          $350,844   $393,533     $177,219    $118,596    $99,250          $104
  Ratio of expenses to average
    net assets                              0.44%(a)   0.47%(a)     0.50%(a)    0.50%(a)   0.50%(a)   0.70%(a)(b)
  Ratio of net investment income
    (loss) to average net assets               5.90%      5.87%        6.31%       6.43%      6.47%      5.82%(b)
  Fund turnover rate                            569%       372%         372%        201%       304%       569%(c)

--------------------------------------------------------------------------------------------------------------------------
(a) Without the voluntary waiver of advisory fees and  administration  fees, the ratios of expenses to average net assets for the  Institutional  Class would have been .62%,  .74%,  .78%,  .78% and .84% for the years ended  August 31,
    1999, 1998, 1997, 1996 and 1995, respectively.  Without the voluntary waiver of advisory fees and administration  fees, the ratios of expenses to average net assets  for the Common  Class  would have been .90%  annualized  for the period ended August 31, 1999.

(b) Annualized.

(c) Not Annualized.

*   Inception Date.

                 See Accompanying Notes to Financial Statements.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

WARBURG PINCUS FUNDS
HIGH YIELD FUND FINANCIAL HIGHLIGHTS
(For a Share Outstanding Throughout each Period)
--------------------------------------------------------------------------------

                                                          INSTITUTIONAL
                                            ---------------------------------------------------

                                                  FOR THE YEAR ENDED AUGUST 31,
                                            ---------------------------------------------------
                                            1999          1998       1997        1996     1995
                                            -------     -------    -------     -------   ------
Net asset value, beginning of period .      $16.60     $ 17.08     $ 16.09     $15.72    $15.94
                                            ------     -------     -------     ------    ------
  Income from investment operations
    Net investment income                     1.42        1.43        1.37       1.47      1.42
    Net gain/(loss) on investments (both
      realized and unrealized)               (1.33)      (0.49)       0.96       0.40     (0.30)
                                            ------     -------     -------     ------    ------
    Total from investment operations          0.09        0.94        2.33       1.87      1.12
                                            ------     -------     -------     ------    ------
  Less Distributions
    Dividends from net investment income     (1.37)      (1.42)      (1.34)     (1.50)    (1.34)
    Distributions from capital gains            --          --          --         --        --
                                            ------     -------     -------     ------    ------
    Total distributions                      (1.37)      (1.42)      (1.34)     (1.50)    (1.34)
                                            ------     -------     -------     ------    ------
    Net asset value, end of period          $15.32     $ 16.60     $ 17.08     $16.09    $15.72
                                            ======     =======     =======     ======    ======
Total return                                 0.67%       5.48%      15.17%     12.42%  7.79%(d)
Ratios/Supplemental Data:
  Net assets, end of period (000s omitted) $95,129     $94,044     $92,630    $75,849  $153,621
  Ratio of expenses to average
    net assets                            0.69%(a)    0.70%(a)    0.70%(a)   0.88%(a)  1.00%(a)
  Ratio of net investment income (loss)
    to average net assets                    9.10%       8.12%       8.44%      8.92%     9.37%
  Fund turnover rate                           40%         60%         84%       143%       70%


                                                                          COMMON
                                              ---------------------------------------------------
                                                                                 FOR THE PERIOD
                                              FOR THE YEAR ENDED AUGUST 31,     NOVEMBER 1, 1996*
                                              -----------------------------       TO AUGUST 31,
                                                     1999         1998                1997
                                                    ------       ------              ------
Net asset value, beginning of period .              $16.62       $17.08              $16.21
                                                    ------       ------              ------
  Income from investment operations
    Net investment income                      1.39(DAGGER)        1.36                0.93
    Net gain/(loss) on investments (both
      realized and unrealized)                       (1.34)       (0.45)               0.87
                                                    ------       ------              ------
    Total from investment operations                  0.05         0.91                1.80
                                                    ------       ------              ------
  Less Distributions
    Dividends from net investment income             (1.29)       (1.37)              (0.93)
    Distributions from capital gains                    --           --                  --
                                                    ------       ------              ------
    Total distributions                              (1.29)       (1.37)              (0.93)
                                                    ------       ------              ------
    Net asset value, end of period                  $15.38       $16.62              $17.08
                                                    ======       ======              ======
Total return                                         0.39%        5.27%           11.49%(c)
Ratios/Supplemental Data:
  Net assets, end of period (000s omitted)         $34,024       $  570               $  86
  Ratio of expenses to average
    net assets                                    0.95%(a)     0.95%(a)         0.96%(a)(b)
  Ratio of net investment income (loss) to
    average net assets                               8.86%        7.96%            8.13%(b)
  Fund turnover rate                                   40%          60%              84%(c)

----------------------------
(a)Without the voluntary waiver of advisory fees and administration fees, the ratios of expenses to average net assets for the Institutional Class would have been 1.04%, 1.14%, 1.13%, 1.11%, and 1.08% for the years ended August 31, 1999, 1998, 1997, 1996, and 1995 respectively. Without the voluntary waiver of advisory fees and administration fees, the ratios of expenses to average net assets for the Common Class would have been 1.34% and 1.39% for the years ended August 31, 1999 and 1998, respectively, and 1.47% annualized for the period ended August 31, 1997.

(b) Annualized.

(c) Not annualized.

(d) Redemption fees not reflected in total return.

*   Inception Date.

(DAGGER)Per share information is calculated using the average share outstanding method.

                 See Accompanying Notes to Financial Statements.



                                     90 & 91

WARBURG PINCUS FUNDS
MUNICIPAL BOND FUND FINANCIAL HIGHLIGHTS
(For a Share Outstanding Throughout Each Period)
--------------------------------------------------------------------------------

                                                      INSTITUTIONAL                            COMMON
                                      ---------------------------------------------------   -----------------
                                                                                            FOR THE PERIOD
                                         FOR THE YEAR ENDED AUGUST 31,                     OCTOBER 30, 1998*
                                      ---------------------------------------------------     TO AUGUST 31,
                                        1999       1998       1997       1996       1995        1999
                                      -------    -------    -------    -------    -------      ------
Net asset value, beginning of period  $ 15.12    $ 14.84    $ 14.65    $ 15.46    $ 15.06      $15.14
                                      -------    -------    -------    -------    -------      ------
  Income from investment operations
    Net investment income                0.67       0.70       0.72       0.73       0.71        0.54
    Net gain/(loss) on investments
      (both realized and unrealized)    (0.60)      0.40       0.65      (0.37)      0.50       (0.66)
                                      -------    -------    -------    -------    -------      ------
    Total from investment operations     0.07       1.10       1.37       0.36       1.21       (0.12)
                                      -------    -------    -------    -------    -------      ------
  Less Distributions
    Dividends from net investment
      income                            (0.68)     (0.71)     (0.72)     (0.74)     (0.76)      (0.52)
    Distributions from capital gains    (0.21)     (0.11)     (0.46)     (0.43)     (0.05)      (0.21)
                                      -------    -------    -------    -------    -------      ------
    Total distributions                 (0.89)     (0.82)     (1.18)     (1.17)     (0.81)      (0.73)
                                      -------    -------    -------    -------    -------      ------
Net asset value, end of period        $ 14.30    $ 15.12    $ 14.84    $ 14.65    $ 15.46      $14.29
                                      =======    =======    =======    =======    =======      ======
Total return                            0.36%      7.62%      9.74%      2.27%      8.42%  (0.85)%(c)
Ratios/Supplemental Data:
  Net assets, end of period
    (000s omitted)                    $22,423    $22,229    $19,810    $19,581    $48,978      $  211
  Ratio of expenses to average
    net assets                       0.99%(a)   1.00%(a)   1.00%(a)   1.00%(a)   1.00%(a) 1.26%(a)(b)
  Ratio of net investment income
    (loss) to average net assets        4.49%      4.72%      4.88%      4.62%      4.76%    4.44%(b)
  Fund turnover rate                      26%        57%        43%        34%        25%      26%(c)

-------------------

(a) Without the voluntary waiver of advisory fees and administration fees, the ratios of expenses to average net assets for the Institutional Class would have been 1.43%, 1.39%, 1.37%, 1.42% and 1.19% for the years ended August 31, 1999, 1998, 1997, 1996 and 1995, respectively. Without the voluntary waiver of advisory fees and administration fees, the ratios of expenses to average net assets for the Common Class would have been 1.71% annualized for the period ended August 31, 1999.

(b) Annualized.

(c) Not Annualized.

*  Inception Date.

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS FUNDS
STRATEGIC GLOBAL FIXED INCOME FUND FINANCIAL HIGHLIGHTS
(For a Share Outstanding Throughout Each Period)
--------------------------------------------------------------------------------

                                                       INSTITUTIONAL                                  COMMON
                                 -------------------------------------------------------------   ------------------
                                                                                                   FOR THE PERIOD
                                                FOR THE YEAR ENDED AUGUST 31,                    OCTOBER 30, 1998*
                                 -------------------------------------------------------------      TO AUGUST 31,
                                         1999        1998         1997         1996      1995           1999
                                       -------     -------      -------      -------   -------         ------
Net asset value, beginning of period   $ 15.10     $ 15.41      $ 15.75      $ 15.67   $ 15.00         $16.10
                                       -------     -------      -------      -------   -------         ------
  Income from investment operations
    Net investment income                 0.79        0.87         0.85         0.87      1.06           0.63
    Net gain/(loss) on investments, futures
      and foreign currency transactions
      (both realized and unrealized)     (0.35)      (0.25)       (0.16)        0.58      0.49          (1.26)
                                       -------     -------      -------      -------   -------         ------
    Total from investment operations      0.44        0.62         0.69         1.45      1.55          (0.63)
                                       -------     -------      -------      -------   -------         ------
  Less Distributions
    Dividends from net
      investment income                  (0.29)      (0.45)       (0.71)       (1.22)    (0.88)         (0.28)
    Distributions from capital gains     (0.28)      (0.48)       (0.32)       (0.15)       --          (0.28)
                                       -------     -------      -------      -------   -------         ------
    Total distributions                  (0.57)      (0.93)       (1.03)       (1.37)    (0.88)         (0.56)
                                       -------     -------      -------      -------   -------         ------
Net asset value, end of period         $ 14.97     $ 15.10      $ 15.41      $ 15.75   $ 15.67         $14.91
                                       =======     =======      =======      =======   =======         ======
Total return                             2.78%       4.19%        4.48%        9.65%    10.72%     (4.09)%(c)
Ratios/Supplemental Data:
  Net assets, end of period
    (000s omitted)                     $27,342     $28,483      $44,285      $38,348   $19,565        $   18
  Ratio of expenses to
    average net assets                0.74%(a)    0.75%(a)     0.75%(a)     0.75%(a)  0.75%(a)   1.00%(a)(b)
  Ratio of net investment
    income (loss) to average
    net assets                           4.96%       5.30%        5.31%        7.37%     7.26%      4.80%(b)
  Fund turnover rate                      305%        283%          98%          87%       91%       305%(c)

----------------

(a) Without the voluntary waiver of advisory fees and administration fees, the ratios of expenses to average net assets for the Institutional Class would have been 1.27%, 1.17%, 0.98%, 1.07% and 1.29% for the years ended August 31, 1999, 1998, 1997, 1996 and 1995, respectively. Without the voluntary waiver of advisory fees and administration fees, the ratios of expenses to average net assets for the Common Class would have been 1.56% annualized for the period ended August 31, 1999.

(b) Annualized.

(c) Not Annualized.

*   Inception Date.

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS FUNDS
NOTES TO FINANCIAL STATEMENTS
August 31, 1999
--------------------------------------------------------------------------------


NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

   The Warburg Pincus Funds covered in this report are comprised of Warburg, Pincus U.S. Core Fixed Income Fund, Inc. ("Core Fixed"), Warburg, Pincus High Yield Fund, Inc. ("High Yield"), Warburg, Pincus Municipal Bond Fund, Inc. ("Municipal") and Warburg, Pincus Strategic Global Fixed Fund, Inc. ("Global Fixed"), (each, a "Fund" and collectively, the "Funds"), which are registered under the Investment Company Act of 1940 , as amended (the "1940 Act"), as non-diversified, open-end management investment companies. Each Fund is authorized to offer three classes of shares: Common, Advisor and Institutional, although only Common shares and Institutional shares of each Fund are currently offered. Common shares for each Fund bear expenses paid pursuant to a shareholder servicing and distribution at an annual rate not to exceed .25% of the average daily net asset value of the Fund's outstanding Common shares. In addition, the common shares bear a co-administrative fee.

   On October 23, 1998, pursuant to an Agreement and Plan of Reorganization, each Fund acquired all of the assets and liabilities of a corresponding investment series of The RBB Fund, Inc. (each an "Acquired Fund" and collectively, the "Acquired Funds"). The acquisitions were accomplished by a tax-free exchange of the following shares of each Fund, in each case for the same amount of shares of the corresponding class of the applicable Acquired Fund. Shares were reissued to shareholders at the time of the reorganization.

     FUND                      COMMON SHARES    INSTITUTIONAL SHARES
     -----------------------  --------------    --------------------
     Core Fixed                       --            25,307,129
     High Yield                   34,314             5,655,408
     Municipal                        --             1,483,582
     Global Fixed                     --             1,875,514

     The net assets of each Fund directly after the reorganization were the same as the corresponding Acquired Fund as described in the table below. Each Fund assumed the prior operating history of the corresponding Acquired Fund.

                                                          UNREALIZED
     FUND                      NET ASSETS        APPRECIATION/(DEPRECIATION)*
     ------                  -----------------   ----------------------------
     Core Fixed              $395,200,568               $(3,009,982)
     High Yield                87,873,344                (5,030,237)
     Municipal                 22,404,233                 1,280,536
     Global Fixed              30,261,883                   526,957

-------------------
*The amount of each Fund's net assets includes the amount of unrealized appreciation/(depreciation) listed above.

WARBURG PINCUS FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
August 31, 1999
--------------------------------------------------------------------------------


NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -- (CONT'D)

   Certain of the Funds are permitted to engage in the investment strategies described in the Notes to Financial Statements. The Funds are not obligated to pursue any of the following strategies and do not represent that these techniques are available now or will be available at any time in the future. Please refer to each Fund's prospectus(es) and statements of additional information for a description of its investment strategies.

              A) SECURITY VALUATION -- The net asset value of each Fund is determined daily as of the close of regular trading on The New York Stock Exchange Inc. Each Fund's securities for which market quotations are readily available are valued at market value, which is currently determined using the last reported sales price. If no sales are reported, as in the case of some securities traded over-the-counter, the securities are valued at the mean between the last reported bid and asked prices. All other securities and assets are valued as determined in good faith by the Fund's Board of Directors. Short-term obligations with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value.

              B) FOREIGN CURRENCY TRANSACTIONS -- Transactions denominated in foreign currencies are recorded in each Fund's records at the current prevailing exchange rates. Asset and liability accounts that are denominated in a foreign currency are adjusted daily to reflect current exchange rates. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. It is not practical to isolate that portion of both realized and unrealized gains and losses on investments in the statement of operations that result from fluctuations in foreign currency exchange rates. Each Fund reports certain foreign currency related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income (loss) for Federal income tax purposes.

              C) SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. Certain expenses are class specific expenses and vary by class. Expenses not directly attributable to a specific Fund or class are

WARBURG PINCUS FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
August 31, 1999
--------------------------------------------------------------------------------



NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -- (CONT'D)

     allocated   based  on   relative   net  assets  of  each  Fund  and  class,
     respectively.

              D) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Each Fund calculates its dividends from net investment income. Net investment income includes interest accrued and dividends earned on the Fund's portfolio securities for the applicable period less applicable expense. Core Fixed, Global Fixed and High Yield will distribute substantially all if its net realized capital gains, if any, to its shareholders at least annually and will distribute net investment income at least quarterly. Municipal will distribute substantially all of its net realized capital gains, if any, at least annually and all net investment income monthly.

              The character of distributions made during the year for net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes due to generally accepted accounting principles (GAAP) and tax differences in the character of income and expense recognition. These differences are primarily due to differing treatments for net operating losses, paydowns on mort gage-backed securities, passive foreign investment companies, and forward foreign currency contracts. To the extent these differences are permanent in nature, such amounts are reclassified within capital accounts based on their U.S. federal tax-basis treatment. Temporary differences do not require reclassification. At August 31, 1999, Core Fixed, High Yield, Municipal and Global Fixed reclassified $248,422, 37,862, $71,099 and $274,840, respectively, from accumulated net realized gain/(loss) to undistributed net investment income. Municipal reclassified $373 from accumulated net investment income/(loss) to capital contributions. Municipal reclassified $(11,128) from accumulated net realized gain/(loss) to capital contributions.

              E) FEDERAL INCOME TAXES -- No provision is made for Federal taxes as it is each Fund's intention to qualify for and elect the tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from Federal income and excise taxes.

              F) USE OF ESTIMATES -- The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and

WARBURG PINCUS FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
August 31, 1999
--------------------------------------------------------------------------------


NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -- (CONT'D)

     liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

              G) REPURCHASE AGREEMENTS -- Money market instruments may be purchased from banks and non-bank dealers subject to the seller's agreement to repurchase them at an agreed upon date and price. Collateral for repurchase agreements may have longer maturities than the maximum permissible remaining maturity of portfolio investments. The seller will be required on a daily basis to maintain the value of the securities subject to the agreement at not less than the repurchase price. The agreements are conditional upon the collateral being deposited under the Federal Reserve book-entry system or held in a separate account by each Fund's custodian or an authorized securitiesdepository. None of the Funds had an open repurchase agreement at August 31, 1999.

              H) FUTURES TRANSACTIONS -- A Fund invests in futures contracts for the purpose of hedging its existing portfolio securities, or securities that the Fund intends to purchase, against fluctuations in fair value caused by changes in prevailing market interest rates or securities prices, or for other purposes. Certain Fund's may enter into futures contracts subject to certain limitations. Upon entering into a futures contract, each Fund is required to deposit cash or pledge U.S. Government securities of an initial margin. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying instrument, are made or received by the Fund each day (daily variations margin) and are recorded as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contracts. Risks of entering into futures contracts include the possibility that there will be an imperfect price correlation between the futures contracts and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that a Fund could lose more than the original margin deposit required to initiate a futures transaction.

WARBURG PINCUS FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
August 31, 1999
--------------------------------------------------------------------------------


NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -- (CONT'D)

   As of August 31, 1999, Core Fixed held the following futures contracts:

     FUTURES                            EXPIRATION   CONTRACT      CONTRACT    UNREALIZED
     CONTRACTS                             DATE       AMOUNT         VALUE     GAIN/LOSS
     -----------                         --------  ------------  ------------  ---------
     U.S. Treasury 5 Year Note Futures   12/20/99  $  6,163,110  $  6,152,438  $ (10,672)
     U.S. Treasury 10 Year Note Futures  12/20/99   (27,947,922)  (27,667,922)   280,000
     U.S. Treasury Bond Futures          12/20/99    16,991,383    16,981,344    (10,039)
     Japan 10 Year Bond Futures          09/08/99   (15,785,870)  (15,483,813)   302,057

   As of August 31, 1999, Global Fixed held the following futures contracts:

     FUTURES                            EXPIRATION   CONTRACT      CONTRACT    UNREALIZED
     CONTRACTS                             DATE       AMOUNT         VALUE     GAIN/LOSS
     -----------                         --------  ------------  ------------  ---------
     U.S. Treasury 2 year Note Futures   12/29/99  $ 9,137,563   $ 9,108,000    $(29,563)
     U.S. Treasury 5 Year Note Futures   12/20/9     1,194,243     1,187,313      (6,930)
     U.S. Treasury 10 Year Note Futures  12/20/99   (3,755,414)   (3,718,219)     37,195
     Euro 10 Year Bond Futures           09/10/99      806,555       797,543      (9,012)

              I) OPTION TRANSACTIONS -- When a Fund writes or purchases a call or a put option, an amount equal to the premium received or paid by the Fund is recorded as a liability or asset, the value of which is marked-to-market daily to reflect the current market value of the option.
     When the option expires, the Fund realizes a gain or loss equal to the amount of the premium received or paid. When the Fund exercises an option or enters into a closing transaction by purchasing or selling an offsetting option, it realizes a gain or loss without regard to any unrealized gain or loss to underlying security. The potential loss associated with purchasing an option is limited to the premium paid, and the premium would partially offset any gains achieved from its use.

              J) TBA PURCHASE COMMITMENTS -- The Funds may enter into "TBA" (to be announced) purchases commitments to purchase securities for a fixed price at a future date, typically not exceeding 45 days. TBA purchase commitments may be considered securities in themselves,and involve a risk of loss if the value of the security to be purchased declines prior to settlement date. This risk is in addition to the risk of decline in each Fund's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Security Valuation" above.

              K) SECURITIES LENDING -- Loans of securities are required at all times to be secured by collateral at least equal to 102% of the market value of domestic securities on loan including any accrued interest thereon and 105% of the market value of foreign securities on loan

WARBURG PINCUS FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
August 31, 1999
--------------------------------------------------------------------------------


NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -- (CONT'D)

     including any accrued interest thereon. Cash collateral received by the Funds in connection with securities lending activity is invested in the Boston Global Investment Trust. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.
     None of the Funds had any securities on loan to brokers at Augut 31, 1999.

              L) SHORT SALES -- When a Fund's investment adviser believes that a security is overvalued, it may sell the security short by borrowing the same security from a broker or other institution and selling the security. A Fund will incur a loss as a result of the short sale if the price of the borrowed security increases between the date of the short sale and the date on which the Fund replaces such security. A Fund will realize a gain if there is a decline in price of the security between those dates, which decline exceeds the cost of the borrowing the security and other transaction costs. There can be no assurance that a Fund will be able to close out a short position at any particular time or at an acceptable price. Although a Fund's gain is limited to the amount at which it has sold a security short, its potential loss is limited only by the maximum attainable price of the security less the price at which the security was sold. Until a Fund replaces a borrowed security, it will maintain at all times cash or liquid securities in an amount which, when added to any amount deposited with a broker as collateral will at least equal the current market value of the security sold short. Depending on arrangements made with brokers, a Fund may not receive any payments (including interest) on collateral deposited with them.

              M) OTHER -- Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in exchange rates.

     Some countries in which the Funds invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

WARBURG PINCUS FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
August 31, 1999
--------------------------------------------------------------------------------




NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -- (CONT'D)

              The   securities   exchanges  of  certain   foreign   markets  are
     substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by each Fund may be inhibited. In addition, a significant proportion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by a Fund.

              Lower-rated debt securities (commonly known as "junk bonds") possess speculative characteristics and are subject to greater market fluctuations and risk of lost income and principal than higher-rated debt securities for a variety of reasons. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals and to obtain additional financing.

              In addition, periods of economic uncertainty and change can be expected to result in increased volatility of market prices of lower-rated debt securities and (to the extent a Fund invest in junk bonds) the Fund's net asset value.


NOTE 2. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

   Effective July 6, 1999, the Funds' investment adviser, Credit Suisse Asset Management became Credit Suisse Asset Management, LLC. In addition, in connection with the closing of the acquisition of Warburg Pincus Asset Management, Inc. by Credit Suisse Group, Warburg Pincus Asset Management, Inc. was merged into Credit Suisse Asset Management, LLC. Credit Suisse Asset Management had previously changed its name from BEA Associates effective January 1, 1999.

   Pursuant to Investment Advisory Agreements, Credit Suisse Asset Management, LLC ("CSAM") an indirect, wholly-owned subsidiary of Credit Suisse Group, serves as investment advisor for each of the four Funds described herein.


For its advisory services, CSAM is entitled to receive the following fees, computed daily and payable monthly on each Fund's average daily net assets:

WARBURG PINCUS FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
August 31, 1999
--------------------------------------------------------------------------------


NOTE 2. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES -- (CONT'D)

     FUND                                        ANNUAL RATE
     --------------------------       ----------------------------------
     Core Fixed                       0.375% of average daily net assets
     High Yield                       0.70% of average daily net assets
     Municipal                        0.70% of average daily net assets
     Global Fixed                     0.50% of average daily net assets

   CSAM may, at its discretion, voluntarily waive all or any portion of its advisory fee for any of the Funds. For the year ended August 31, 1999 advisory fees and waivers for each of the four investment Funds were as follows:

                                         GROSS                        NET
     FUND                            ADVISORY FEE     WAIVER     ADVISORY FEE
     ------                          ------------   ----------   ------------
     Core Fixed                      $1,436,025     $(608,214)    $827,811
     High Yield                         903,069      (405,408)     497,661
     Municipal                          160,667       (95,749)      64,918
     Global Fixed                       144,265      (144,265)          --

   CSAM reimbursed expenses of Global Fixed in the amount of $3,649 for the year ended August 31, 1999.

   For its-sub-advisory services, Credit Suisse Asset Management Limited ("CSAM Limited"), an indirect, wholly-owned subsidiary of Credit Suisse Group, is entitled to receive from CSAM .30% of the daily net assets of Global Fixed. For the year ended, August 31, 1999, CSAM Limited was entitled to receive $86,559 from CSAM for sub-advisory services provided to Global Fixed which was waived.

State Street Bank and Trust Company ("State Street"), serves as each Fund's transfer and dividend disbursement agent. State Street has delegated most of its Fund service obligations to Boston Financial Data Services, Inc. (BFDS), a 50% owned subsidiary of State Street.
   Counsellors Funds Service, Inc. ("CFSI"), a wholly-owned subsidiary of Credit Suisse Asset Management, LLC, and PFPC, Inc. ("PFPC"), an indirect, wholly-owned subsidiary of PNC Bank Corp., serve as each Fund's co-administrator. For administration services, each Fund pays CFSI a fee calculated at an annual rate
 .05% of the Fund's first $125 million in average daily nets assets of the Common shares and .10% of average daily net assets of the Common shares over $125 million. No compensation is payable by the Funds to CFSI for co-administration services for the Institutional shares. CFSI may, at its discretion, voluntarily waive all or any portion of its co-administration fees for any of the Funds. For the period October 24, 1998 to August 31, 1999, co-administration fees earned by CFSI on the Common shares were as follows:

WARBURG PINCUS FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
August 31, 1999
--------------------------------------------------------------------------------


NOTE 2. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES -- (CONT'D)

                                 GROSS                          NET
     FUND                 ADMINISTRATION FEE   WAIVER   ADMINISTRATION FEE
     ------               ------------------  -------   ------------------
     Core Fixed               $    22         $   (18)        $    4
     High Yield                12,663          (9,930)         2,733
     Municipal                     49             (40)             9
     Global Fixed                   5              (4)             1

   Prior to October 23, 1998, Provident Distributors, Inc. ("PDI") served as administrative service agent. An administrative service fee was computed daily and payable quarterly at an annual rate of .15% of the average daily net assets of each Fund's corresponding portfolio of The RBB Fund.

   The administrative agent may at its discretion voluntarily waive all or any portion of its administrative fee for any of the Funds. For the period September 1, 1998 through October 23, 1998, administrative service fees earned and waived by PDI were as follows:

                        GROSS ADMINISTRATIVE           NET ADMINISTRATIVE
     FUND                    SERVICE FEE      WAIVER       SERVICE FEE
     ------             ------------------- ---------  -----------------
     Core Fixed               $86,637       $(80,861)       $5,776
     High Yield                19,734        (18,418)        1,316
     Municipal                  4,874         (4,548)          326
     Global Fixed               6,441         (6,012)          429

   For administration services, PFPC currently receives a fee calculated at annual rate of .125% on each Fund's average daily net assets, subject to a minimum annual fee and exclusive of out-of-pocket expenses. PFPC may, at its discretion, voluntarily waive all or any portion of its administration fee for any of the Funds. For the year ended August 31, 1999, the co-administration fees earned and waived by PFPC were as follows:

                       GROSS ADMINISTRATIVE           NET ADMINISTRATIVE
     FUND                   SERVICE FEE      WAIVER       SERVICE FEE
     ------            -------------------  --------  -----------------
     Core Fixed             $286,470       $     --      $286,470
     High Yield              161,262        (32,252)      129,010
     Municipal                37,500             --        37,500
     Global Fixed             50,059             --        50,059

WARBURG PINCUS FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
August 31, 1999
--------------------------------------------------------------------------------


NOTE 2. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES -- (CONT'D)


   Credit Suisse Asset Management Securities Inc. ("CSI"), also a wholly-owned subsidiary of Credit Suisse Asset Management, LLC, serves as each Fund's distributor. No compensation is payable by any Fund to CSI for its distribution services for Institutional shares. For its distribution services for the Common shares, CSI receives a fee calculated at an annual rate .25% of the average daily net assets of the Common shares of each Fund. For the year ended August 31, 1999, distribution fees earned by CSI were as follows:

     FUND                                            DISTRIBUTION FEE
     ------                                          ----------------
      Core Fixed                                          $   111
      High Yield                                           63,586
      Municipal                                               247
      Global Fixed                                             25
NOTE 3. PURCHASES AND SALES OF SECURITIES

   For the period ended August 31, 1999, purchases and sales of investment securities (other than short-term investments) were as follows:

                                 INVESTMENT SECURITIES      SHORT SECURITIES
                           -------------------------------     ----------
     FUND                     PURCHASES          SALES           SALES
     ------                --------------   --------------     ----------
     Core Fixed            $2,321,888,522   $2,373,949,386     $3,757,406
     High Yield                87,338,937       49,422,453             --
     Municipal                  6,458,587        5,674,568             --
     Global Fixed              88,117,516       90,559,751         86,709

NOTE 4. CAPITAL SHARES

   Transactions in capital shares for each period were as follows:

                                                           U.S. CORE FIXED INCOME FUND
                            ---------------------------------------------------------------------------------------
                                              INSTITUTIONAL                                     COMMON
                            ------------------------------------------------------  ---------------------------------
                              FOR THE YEAR ENDED            FOR THE YEAR  ENDED     FOR  THE PERIOD OCTOBER 30, 1998*
                               AUGUST 31, 1999                AUGUST 31, 1998            THROUGH AUGUST 31, 1999
                            -------------------------    -------------------------  ---------------------------------
                              SHARES       VALUE           SHARES        VALUE         SHARES              VALUE
                            ----------  -------------    ----------   ------------    --------            --------
Shares sold                 16,356,857  $ 252,861,810    15,080,236   $237,240,219      10,093            $155,782
Shares issued in
   reinvestment of
   dividends                 1,697,821     26,132,715       906,263     14,074,352         135               2,031
Shares repurchased         (19,716,018)  (305,132,292)   (2,268,321)   (35,611,876)     (3,294)            (49,547)

Net increase/(decrease)     (1,661,340) $ (26,137,767)   13,718,178   $215,702,695       6,934            $108,266

------------------
*Inception Date.

WARBURG PINCUS FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
August 31, 1999
--------------------------------------------------------------------------------


NOTE 4. CAPITAL SHARES -- (CONT'D)


                                                                  HIGH YIELD FUND
                   ----------------------------------------------------------------------------------------------------
                                              INSTITUTIONAL                         COMMON
                   -------------------------------------------------------       --------------------------------------
                       FOR THE YEAR ENDED        FOR THE YEAR ENDED       FOR THE YEAR ENDED        FOR THE YEAR ENDED
                      AUGUST 31,  1999            AUGUST 31,  1998         AUGUST 31, 1999           AUGUST 31, 1998
                   ------------------------    ------------------------  ----------------------   ---------------------
                     SHARES       VALUE          SHARES        VALUE      SHARES       VALUE       SHARES     VALUE
                   ----------  ------------    ----------  ------------  ---------  -----------   --------  -----------
Shares sold         2,505,861  $ 39,359,915     2,248,712  $ 38,970,312  2,499,612  $39,264,516    266,018  $ 4,697,209
Shares issued in
   reinvestment of
   dividends          508,551     7,926,308       416,842     7,175,130    105,404    1,641,508      9,315      162,504
Shares repurchased (2,470,735)  (38,614,790)   (2,423,467   (41,922,050)  (427,403)  (6,757,008)  (246,118)  (4,271,516)
                   ----------  ------------    ----------  ------------  ---------  -----------   --------  -----------
Net increase          543,677  $  8,671,433       242,087  $  4,223,392  2,177,613  $34,149,016     29,215  $   588,197
                   ==========  ============    ==========  ============  =========  ===========   ========  ===========

                                                              MUNICIPAL BOND FUND
                             ----------------------------------------------------------------------------------------
                                              INSTITUTIONAL                                     COMMON
                             -----------------------------------------------------  ---------------------------------
                              FOR THE YEAR ENDED            FOR THE YEAR  ENDED     FOR  THE PERIOD OCTOBER 30, 1998*
                               AUGUST 31, 1999                AUGUST 31, 1998            THROUGH AUGUST 31, 1999
                             ------------------------     ------------------------  ---------------------------------
                              SHARES       VALUE           SHARES        VALUE         SHARES              VALUE
                             ---------  -------------     ---------   ------------    --------           ---------
Shares sold                   179,990    $ 2,675,315       217,663    $ 3,269,230      15,816            $236,022
Shares issued in
   reinvestment of
   dividends                   86,580      1,287,465        70,888      1,064,203         279               4,072
Shares repurchased           (168,278)    (2,507,954)     (153,265)    (2,304,613)     (1,335)            (20,081)
                             --------    -----------      --------    -----------      ------            --------

NET INCREASE                   98,292    $ 1,454,826       135,286    $ 2,028,820      14,760            $220,013
                             ========    ===========      ========    ===========      ======            ========

                                                         STRATEGIC GLOBAL FIXED INCOME FUND
                            -----------------------------------------------------------------------------------------
                                              INSTITUTIONAL                                     COMMON
                            ------------------------------------------------------  ---------------------------------
                              FOR THE YEAR ENDED            FOR THE YEAR  ENDED     FOR  THE PERIOD OCTOBER 30, 1998*
                               AUGUST 31, 1999                AUGUST 31, 1998            THROUGH AUGUST 31, 1999
                            -------------------------    -------------------------  ---------------------------------
                              SHARES       VALUE           SHARES        VALUE         SHARES              VALUE
                            ----------  -------------    ----------   ------------    --------           ---------
Shares sold                     56,355    $   891,603       227,215   $  3,505,185       2,478             $38,282
Shares issued in
   reinvestment of
   dividends                    68,272      1,075,528       147,509      2,200,318           4                  55
Shares repurchased            (184,373)    (2,889,584)   (1,361,892)   (20,772,949)     (1,251)            (19,035)
                              --------    -----------     ---------   ------------      ------             -------
Net increase/(decrease)        (59,746)   $  (922,453)     (987,168)  $(15,067,446)      1,231             $19,302
                              ========    ===========     =========   ============      ======             =======

------------------
*Inception Date.

WARBURG PINCUS FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
August 31, 1999
--------------------------------------------------------------------------------




NOTE 4. CAPITAL SHARES -- (CONT'D)


   On August 31, 1999, the number of shareholders that held 5% or more of the outstanding shares are as follows:

                                              NUMBER OF   APPROXIMATE PERCENTAGE
                                            SHAREHOLDERS   OF OUTSTANDING SHARES
                                            --------------  --------------------
       Core Fixed Institutional shares            6                43.89%
       Core Fixed Common shares                   1                94.19
       High Yield Institutional shares            4                59.93
       High Yield Common shares                   3                87.84
       Municipal Institutional shares             4                70.71
       Municipal Common shares                    2                99.52
       Global Fixed Institutional shares          3                96.34
       Global Fixed Common shares                 2                97.30

NOTE 5. FORWARD FOREIGN CURRENCY CONTRACTS

   The Funds will generally enter into forward foreign currency exchange contracts as a way of managing foreign exchange rate risk or to enhance total return. Each Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. Each Fund may also use these contracts to hedge the U.S. dollar value of securities denominated in foreign currencies that it already owns. The Fund may enter into these contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either transactions or portfolio positions.

   Forward foreign currency contracts are valued at the forward rate, and are marked-to-market daily. The change in market value is recorded by each Fund as an unrealized gain or loss. When the contract is closed, each Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Each Fund's policy is to include this portion of realized and unrealized gains and losses on investments that result from foreign currency changes with other foreign currency gains and losses on the Statement of Operations.

   The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of each Fund's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparty to the contract is unable to meet the terms of their contract. During the year ended August 31, 1999,

WARBURG PINCUS FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
August 31, 1999
--------------------------------------------------------------------------------


NOTE 5. FORWARD FOREIGN CURRENCY CONTRACTS -- (CONT'D)

Global Fixed and Core Fixed entered into forward foreign currency contracts. Core Fixed had no open forward foreign contracts at August 31, 1999.

   The Global Fixed had open forward foreign currency contracts at August 31, 1999 as follows:


                                                   FOREIGN                                   UNREALIZED
     FORWARD CURRENCY            EXPIRATION       CURRENCY       CONTRACT     CONTRACT     FOREIGN EXCHANGE
     CONTRACT                       DATE         TO BE SOLD       AMOUNT        VALUE        GAIN/(LOSS)
     ----------------             ---------      ----------     ----------    ----------   ---------------
     Danish Krona                  09/28/99      $5,579,200     $  783,926    $  792,394       $ (8,468)
     Euro                          09/15/99       1,360,092      1,415,427     1,441,417        (25,990)
     Great Britain Pound           09/15/99         600,000        932,913       965,808        (32,895)
                                                                ----------    ----------       --------
                                                                $3,132,266    $3,199,619       $(67,353)
                                                                ==========    ==========       ========


                                                   FOREIGN                                   UNREALIZED
     FORWARD CURRENCY            EXPIRATION       CURRENCY       CONTRACT     CONTRACT     FOREIGN EXCHANGE
     CONTRACT                       DATE      TO BE PURCHASED     AMOUNT        VALUE        GAIN/(LOSS)
     ----------------             ---------   ---------------  -----------   -----------   ---------------
     CANADIAN DOLLAR               09/10/99         533,255    $   359,337   $   356,516       $ (2,821)
     Euro                          09/10/99       3,794,314      3,954,813     4,019,485         64,672
     Euro                          09/15/99       3,444,338      3,602,912     3,650,287         47,375
     Japanese Yen                  11/10/99     212,948,837      1,876,201     1,970,713         94,512
     Swedish Krona                 09/10/99       4,939,859        573,070       600,713         27,643
                                                               -----------   -----------       --------
                                                               $10,366,333   $10,597,714       $231,381
                                                               ===========   ===========       ========

NOTE 6. LINE OF CREDIT

   The Funds, together with other funds advised by CSAM, have established a $250 million committed line of credit facility ("Credit Facility") with Deutche Bank, AG as administrative agent, State Street Bank and Trust Company as operations agent, Bank of Nova Scotia as syndication agent and certain other lenders, for temporary or emergency purposes primarily relating to unanticipated portfolio share redemptions. Under the terms of the Credit Facility, the funds with access to the Credit Facility pay an aggregate commitment fee at a rate of .075% per annum on the average daily balance of the Credit Facility that is undisbursed and uncanceled during the preceding quarter allocated among the participating funds in such manner as is determined by the governing Boards of the various funds. In addition, the participating funds will pay interest on borraowing at the Federal funds rate plus .50%. During the period ended August 31, 1999, the following fund had borrowings under the line of credit agreement:

                         AVERAGE DAILY   AVERAGE            MAXIMUM DAILY    LOAN OUTSTANDING
     PORTFOLIO           LOAN BALANCE  INTEREST RATE %    LOAN OUTSTANDING      AT 8/31/99
     ----------          ------------- ---------------    ----------------   ----------------
     High Yield            $516,986       5.67%               $10,500,000            $0

WARBURG PINCUS FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
August 31, 1999
--------------------------------------------------------------------------------

NOTE 7. CAPITAL LOSS CARRYOVER

   At August 31, 1999, capital loss carryovers were available to offset future realized gains as follows $15,551,561 in High Yield of which $6,869,153 expires in 2001, $4,986,021 expires in 2003, $3,354,749 expires in 2005 and $341,638 expires in 2007 and $183,151 in Global Fixed which expires in 2007.

WARBURG PINCUS FUNDS
REPORT OF INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------

To the Board of Directors and Shareholders Of
Warburg Pincus U.S. Core Fixed Income Fund,
Warburg Pincus High Yield Fund,
Warburg Pincus Municipal Bond Fund and
Warburg Pincus Strategic Global Fixed Income Fund:

   In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments of Warburg Pincus U.S. Core Fixed Income Fund, Warburg Pincus High Yield Fund, Warburg Pincus Municipal Bond Fund and Warburg Pincus Strategic Global Fixed Income Fund (all funds collectively referred to as the "Funds"), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Funds at August 31, 1999, and the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and their financial highlights for each of the years (or periods) presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.



PricewaterhouseCoopers LLP

2400 Eleven Penn Center
Philadelphia, PA
October 7, 1999

WARBURG PINCUS FUNDS
TAX INFORMATION LETTERS

--------------------------------------------------------------------------------

IMPORTANT TAX INFORMATION FOR SHAREHOLDERS OF WARBURG PINCUS MUNICIPAL BOND FUND (UNAUDITED)

   In the twelve months ended August 31, 1999, (the end of the fiscal year), 75% of the dividends paid by the Fund were exempt-interest dividends for the purpose of federal income taxes and free from such taxes. In addition, none of such dividends were attributable to interest on private activity bonds which must be included in federal alternative minimum taxable income for purposes of determining liability for federal alternative minimum tax.

   In January 2000, you will be furnished with a schedule the yearly percentage breakdown by state or U.S. possession of the source of interest earned by the Fund in 1999. It is suggested that you consult your tax advisor concerning the applicability of State and local taxes to dividends paid by the Fund during the year.


IMPORTANT TAX INFORMATION FOR SHAREHOLDERS (UNAUDITED)

   During the year ended August 31, 1999, the Funds declared the following dividends from realized capital gains:

                                                      SHORT-TERM      LONG-TERM
                                                     CAPITAL GAIN   CAPITAL GAIN
                                                       PER SHARE      PER SHARE
                                                      ----------     ----------
    Warburg Pincus U.S. Core Fixed Income Fund          $0.1537        $0.0196
    Warburg Pincus Municipal Bond Fund                   0.0397         0.1690
    Warburg Pincus Strategic Global Fixed Income Fund    0.1563         0.1270

WARBURG PINCUS FUNDS
YEAR 2000 COMPLIANCE
Not Covered by Independent Accountants Reports
--------------------------------------------------------------------------------

   Many services provided to the Fund's and their shareholders by CSAM and certain of its affiliates ("CSAMService Providers") and the Fund's other service providers rely on the functioning of their respective computer systems. Many computer systems cannot distinguish the year 2000 from the year 1900, resulting in potential difficulty in performing various calculations ("Year 2000 Issue"). The Year 2000 could potentially have an adverse impact on the handling of security trades, the payment of interest and dividends, pricing, account services and other Fund operations. It has been reported that foreign institutions have made less progress in addressing the Year 2000 Issue than major U.S. entities, which could adversely affect the portfolios' foreign investments.

   The CSAM Service Providers recognize the importance of the Year 2000 Issue and are taking appropriate steps necessary in preparation for the year 2000. The CSAM Service Providers anticipate that their systems and those of the Fund's other service providers will be adapted in time for the Year 2000. The CSAM Service Providers have completed mission critical systems testing and have participated in industry-wide testing programs. In addition, the CSAM Service Providers are formulating a contingency plan to address the Year 2000 Issue and anticipate completion of the plan by the end of the third quarter of 1999. The CSAM Service Providers have also completed investigations of material operations of the Fund's other major service providers. The CSAM Service Providers continue to monitor the Year 2000 Issue and its potential impact on the Funds. However, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Funds nor can there be any assurance that the Year 2000 Issue will not have an adverse effect on the Fund's investments or on global markets or economics, generally.

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
                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                           WARBURG PINCUS FUNDS (LOGO)
                                [GRAPHIC OMITTED]

                      P.O. BOX 9030, BOSTON, MA 02205-9030
             800-WARBURG (800-927-2874) (TRADE MARK) WWW.WARBURG.COM

CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR.       WPBDT-2-0899